UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nuveen Investment Trust V
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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	(1)	Title of each class of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

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Important Notice to Fund Shareholders

June 17, 2014

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are being asked to vote on several important matters affecting your Fund:

(1)	Approval of a New Investment Management Agreement. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as your Fund’s investment adviser. Nuveen Investments, Inc. (“Nuveen”), the parent company of Nuveen Fund Advisors, recently announced its intention to be acquired by TIAA-CREF (the “Transaction”). In the event the Transaction takes place, securities laws require your Fund’s shareholders to approve a new investment management agreement between Nuveen Fund Advisors and the Fund to permit Nuveen Fund Advisors to continue to serve as investment adviser to your Fund.

(2)	Approval of a New Investment Sub-Advisory Agreement. Nuveen Fund Advisors has retained a subsidiary of Nuveen as sub-adviser to manage the assets of your Fund. The Nuveen subsidiary that serves as sub-adviser to each Fund is identified in the enclosed Proxy Statement. In the event the Transaction takes place, securities laws require your Fund’s shareholders to approve a new sub-advisory agreement between Nuveen Fund Advisors and your Fund’s sub-adviser to permit such sub-adviser to continue to manage your Fund.

(3)	Approval of Revisions to, or Elimination of, Certain Fundamental Investment Policies. Shareholders of certain Funds are being asked to approve revisions to and/or elimination of certain of the Fund’s fundamental investment policies, which are investment policies that can only be changed by a vote of shareholders. Shareholder approval to revise or eliminate certain fundamental investment policies is being sought in order to implement a more uniform set of fundamental investment policies, which reflects current best practices and the evolving market and regulatory environment applicable to the Funds.

(4)	Approval of Fund Board Nominees. This year, you and other Fund shareholders are being asked to approve the election of Board members to serve on your Fund’s Board. The list of nominees for your Fund is contained in the enclosed proxy statement.

Your Fund’s Board, including the independent Board Members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Q.	How will I as a Fund shareholder be affected by the Transaction?

A.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. Nuveen Fund Advisors and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before (subject to the changes in fundamental investment policies submitted to shareholders for approval in the enclosed proxy statement, which are unrelated to the Transaction, if approved), and do not anticipate any significant changes to your Fund’s operations.

TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Q.	Will there be any important differences between my Fund’s new investment management agreement and sub-advisory agreement(s) and the current agreements?

A.	No. The terms of the new and current agreements are substantially identical. There will be no change in the contractual management fees you pay.

Q.	What will happen if shareholders of my Fund do not approve the new investment management agreement or sub-advisory agreement(s) before consummation of the Transaction?

A.	Nuveen Fund Advisors and your Fund’s sub-adviser(s) will continue to manage your Fund under an interim investment management agreement and an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval. Your Fund’s Board urges you to vote without delay in order to avoid potential disruption to the Fund’s operations.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at (866) 209-5784 with your proxy material.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

Notice of Special Meeting of Shareholders to be held on August 5, 2014	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Nuveen Investment Trust	Nuveen Investment Trust II

Nuveen Concentrated Core Fund

Nuveen Core Dividend Fund

Nuveen Equity Market Neutral Fund

Nuveen Global Tactical Opportunities Plus Fund

Nuveen Global Total Return Bond Fund

Nuveen Intelligent Risk Conservative Allocation Fund

Nuveen Intelligent Risk Growth Allocation Fund

Nuveen Intelligent Risk Moderate Allocation Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Core Plus Fund

Nuveen Large Cap Growth Fund

Nuveen Large Cap Value Fund

Nuveen NWQ Global Equity Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Nuveen Equity Long/Short Fund

Nuveen Global Growth Fund

Nuveen Growth Fund

Nuveen International Growth Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

Nuveen Symphony Dynamic Equity Fund

Nuveen Symphony International Equity Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

Nuveen Tradewinds Emerging Markets Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Japan Fund

Nuveen Winslow Large-Cap Growth Fund

Nuveen Investment Trust III	Nuveen Investment Trust V

Nuveen Symphony Credit Opportunities Fund Nuveen Symphony Dynamic Credit Fund Nuveen Symphony Floating Rate Income Fund Nuveen Symphony High Yield Bond Fund	Nuveen Gresham Diversified Commodity Strategy Fund Nuveen Gresham Long/Short Commodity Strategy Fund Nuveen NWQ Flexible Income Fund Nuveen Preferred Securities Fund

June 17, 2014

To the Shareholders of the Above Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III and Nuveen Investment Trust IV (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified above and on Appendix A to the enclosed Joint Proxy Statement, individually a “Fund,” and collectively, the “Funds”), will be held (along with meetings of shareholders of several other Nuveen funds) in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, August 5, 2014, at 2:00 p.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To approve a new investment management agreement between each Trust and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), each Fund’s investment adviser, applicable to each series of the Trust.

2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and each Fund’s sub-adviser(s) as follows:

a.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC;

b.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Gresham Investment Management LLC;

c.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and NWQ Investment Management Company, LLC;

d.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Santa Barbara Asset Management, LLC;

e.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Symphony Asset Management LLC;

f.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Tradewinds Global Investors, LLC; and

g.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Winslow Capital Management, LLC.

3.	To approve revisions to, or elimination of, certain fundamental investment policies as follows:

a.	Revise the fundamental policy related to the purchase and sale of commodities; and

b.	Eliminate the fundamental policy related to investing for control.

4.	To elect twelve (12) Board Members.

Please see the table contained on page 3 of the enclosed joint proxy statement, which indicates which proposals shareholders of each Fund are being asked to approve.

Shareholders of record at the close of business on June 6, 2014 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

Kevin J. McCarthy

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

June 17, 2014

This Joint Proxy Statement is first being mailed to shareholders on or about June 20, 2014.

Nuveen Investment Trust	Nuveen Investment Trust II

Nuveen Concentrated Core Fund

Nuveen Core Dividend Fund

Nuveen Equity Market Neutral Fund

Nuveen Global Tactical Opportunities Plus Fund

Nuveen Global Total Return Bond Fund

Nuveen Intelligent Risk Conservative Allocation Fund

Nuveen Intelligent Risk Growth Allocation Fund

Nuveen Intelligent Risk Moderate Allocation Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Core Plus Fund

Nuveen Large Cap Growth Fund

Nuveen Large Cap Value Fund

Nuveen NWQ Global Equity Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Nuveen Equity Long/Short Fund

Nuveen Global Growth Fund

Nuveen Growth Fund

Nuveen International Growth Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

Nuveen Symphony Dynamic Equity Fund

Nuveen Symphony International Equity Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony Low Volatility Equity

Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Small Cap Core Fund

Nuveen Tradewinds Emerging Markets Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds International Value

Fund

Nuveen Tradewinds Japan Fund

Nuveen Winslow Large-Cap Growth Fund

Nuveen Investment Trust III	Nuveen Investment Trust V

Nuveen Symphony Credit Opportunities Fund Nuveen Symphony Dynamic Credit Fund Nuveen Symphony Floating Rate Income Fund Nuveen Symphony High Yield Bond Fund	Nuveen Gresham Diversified Commodity Strategy Fund Nuveen Gresham Long/Short Commodity Strategy Fund Nuveen NWQ Flexible Income Fund Nuveen Preferred Securities Fund

This Joint Proxy Statement is furnished in connection with the solicitation by the board of trustees (each a “Board” and collectively, the “Boards,” and each trustee a “Board Member” and collectively, the “Board Members”) of each of Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III and Nuveen Investment Trust IV (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified above and on Appendix A, individually a “Fund,” and

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collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Tuesday, August 5, 2014, at 2:00 p.m., Central time (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments, postponements or delays thereof. Appendix A sets forth the abbreviated name of each Fund by which such Fund is referred to in this Joint Proxy Statement.

Proposals

1.	To approve a new investment management agreement between each Trust and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), each Fund’s investment adviser, applicable to each series of the Trust. .

2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and each Fund’s sub-adviser(s) as follows:

a.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC;

b.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Gresham Investment Management LLC;

c.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and NWQ Investment Management Company, LLC;

d.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Santa Barbara Asset Management, LLC;

e.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Symphony Asset Management LLC;

f.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Tradewinds Global Investors, LLC; and

g.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Winslow Capital Management, LLC.

3.	To approve revisions to, or elimination of, certain fundamental investment policies as follows:

a.	Revise the fundamental policy related to the purchase and sale of commodities; and

b.	Eliminate the fundamental policy related to investing for control.

4.	To elect twelve (12) Board Members.

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The following table indicates which shareholders are solicited with respect to each proposal. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals on which you are being asked to vote.

Proposal(1)
	1	2(a)	2(b)	2(c)	2(d)	2(e)	2(f)	2(g)	3(a)	3(b)	4
Nuveen Investment Trust											X
Concentrated Core Fund	X	X							X
Core Dividend Fund	X	X							X
Equity Market Neutral Fund	X	X							X
Global Tactical Opportunities Plus Fund	X	X							X
Global Total Return Bond Fund	X	X							X	X
Intelligent Risk Conservative Allocation Fund	X	X							X
Intelligent Risk Growth Allocation Fund	X	X							X
Intelligent Risk Moderate Allocation Fund	X	X							X
Large Cap Core Fund	X	X							X
Large Cap Core Plus Fund	X	X							X
Large Cap Growth Fund	X	X							X
Large Cap Value Fund	X	X							X
NWQ Global Equity Fund	X			X
NWQ Global Equity Income Fund	X			X					X
NWQ Large-Cap Value Fund	X			X					X
NWQ Multi-Cap Value Fund	X			X					X
NWQ Small/Mid-Cap Value Fund	X			X					X
NWQ Small-Cap Value Fund	X			X					X
Tradewinds Value Opportunities Fund	X						X		X
Nuveen Investment Trust II											X
Equity Long/Short Fund	X	X							X
Global Growth Fund	X	X							X
Growth Fund	X	X							X
International Growth Fund	X	X							X
Santa Barbara Dividend Growth Fund	X				X				X
Santa Barbara Global Dividend Growth Fund	X				X				X
Santa Barbara International Dividend Growth Fund	X				X				X
Symphony Dynamic Equity Fund	X					X
Symphony International Equity Fund	X					X			X
Symphony Large-Cap Growth Fund	X					X			X
Symphony Low Volatility Equity Fund	X					X			X

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Proposal(1)
	1	2(a)	2(b)	2(c)	2(d)	2(e)	2(f)	2(g)	3(a)	3(b)	4
Symphony Mid-Cap Core Fund	X					X			X
Symphony Small Cap Core Fund	X					X
Tradewinds Emerging Markets Fund	X						X		X
Nuveen Tradewinds Global All-Cap Fund	X						X		X
Tradewinds International Value Fund	X						X		X
Tradewinds Japan Fund	X						X		X
Winslow Large-Cap Growth Fund	X							X	X
Nuveen Investment Trust III											X
Symphony Credit Opportunities Fund	X					X			X
Symphony Dynamic Credit Fund	X					X
Symphony Floating Rate Income Fund	X					X			X
Symphony High Yield Bond Fund	X					X			X
Nuveen Investment Trust V											X
Gresham Diversified Commodity Strategy Fund	X	X	X						X
Gresham Long/Short Commodity Strategy Fund	X	X	X						X
NWQ Flexible Income Fund	X			X					X
Preferred Securities Fund	X	X							X

(1)	Shareholders of all classes of each Fund or, in the case of the election of Board Members, of each Trust vote together on each proposal. The classes of shares that each Fund has outstanding are identified on Appendix A.

Voting Information

On the proposals coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the approval of the new investment management agreement,

•	FOR the approval of the new sub-advisory agreement,

•	FOR the approval of the applicable changes to the fundamental investment policies, and

•	FOR the election of the Board Member nominees listed in this Joint Proxy Statement.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

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A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 4 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of proposal 4.

Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Certain Funds in the Nuveen fund complex invest their assets in other funds in the fund complex, including the Funds. Such funds of funds will vote any shares of the Funds in the same proportion as the vote of all other shareholders of the applicable Fund.

The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

The Boards have determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders. Certain other Nuveen funds, not listed in this Joint Proxy Statement, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. Shareholders of each Fund or, in the case of the election of Board Members, of each Trust, will vote separately on the respective proposals relating to their Fund or Trust. In any event, an unfavorable vote on any proposal by the shareholders of one Fund or Trust will not affect the implementation of such proposal by another Fund or Trust if the proposal is approved by the shareholders of that Fund or Trust. However, proposals 1 and 2 will only take effect upon the closing of the Transaction (as defined herein), which is conditioned upon obtaining the consent of a specified percentage of Nuveen clients (including through shareholder approval of proposal 1).

Shares Outstanding

Those persons who were shareholders of record at the close of business on June 6, 2014 (the “Record Date”), will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Appendix A lists the shares of each class of each Fund that were issued and outstanding as of the Record Date.

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PROPOSAL 1: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

Background

Under an investment management agreement between Nuveen Fund Advisor and each Trust (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”), Nuveen Fund Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. The date of each Trust’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B.

Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is a wholly-owned subsidiary of Windy City Investments, Inc. (“Windy City”), a corporation formed by an investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. Windy City is controlled by MDP on behalf of the Madison Dearborn Capital Partner V funds.

On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “Transaction Agreement”) to acquire Nuveen from the investor group led by MDP. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management, as of March 31, 2014, and is the leading provider of retirement services in the academic, research, medical and cultural fields. If the Transaction is completed, Nuveen will become a wholly-owned subsidiary of TIAA-CREF. Nuveen will operate as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Transaction will result in a change in control of the Adviser and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

Completion of the Transaction is subject to a number of conditions, including obtaining consent to the Transaction by Nuveen clients representing at least 80% of annualized investment advisory, investment management and sub-advisory fees (which includes fund shareholder approval of new investment management agreements with Nuveen Fund Advisors). Nuveen and TIAA-CREF currently expect to complete the Transaction by year-end 2014.

The Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission

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(the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an unfair burden under Section 15(f), Nuveen has committed, for a period of two years from the date of the closing of the Transactions, (i) not to increase contractual management fee rates for any Fund; and (ii) not to raise expense cap levels for any Fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course.

In anticipation of the Transaction, the Board of each Trust met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members (as defined herein) separately, commencing on February 2014 and concluding at the Board’s April 30, 2014 in person meeting for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment management agreement between the Corporation and Nuveen Fund Advisors on behalf of each Fund in substantially the same form as the Original Investment Management Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement is attached hereto as Appendix N.

The 1940 Act requires that each New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations” after proposal 2), each Board, including the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or any sub-advisory agreement entered into by the Adviser with respect to any Fund or who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser, or any sub-adviser (the “Independent Board Members”), unanimously approved the continuation of the Original Investment Management Agreement and approved the New Investment Management Agreement on behalf of each Fund and unanimously recommended approval of the New Investment Management Agreement by shareholders.

In the event shareholders of a Fund do not approve the New Investment Management Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the Transaction, an interim investment management agreement between the Adviser and Trust with respect to each such Fund (each, an “Interim Investment Management Agreement”

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and collectively, the “Interim Investment Management Agreements”) will take effect upon the closing of the Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved an Interim Investment Management Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the Transaction. The terms of each Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. The Interim Investment Management Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for each Fund will expire on August 1, 2015, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreements. Both the Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board. In addition, the investment management services are expected to be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements. The Adviser does not anticipate that the Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

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Fees. Under each Original Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components: a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. For several funds, the complex-level fee rate is also dependent on the percentage of that Fund’s assets that are “eligible assets,” as described in Appendix C. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as (to the extent the Fund’s assets are “eligible assets”) from growth in the amount of complex-wide assets managed by the Adviser. Each Fund’s fee schedule under the New Investment Management Agreement for such Fund is identical to the fee schedule under the Original Investment Management Agreement.

Each Fund’s annual fund-level fee, payable monthly, is based upon the average daily net assets of each Fund pursuant to the fee schedule set forth in Appendix C. The fund-level fee schedule is identical under each Fund’s Original Investment Management Agreement and New Investment Management Agreement.

The overall complex-level fee begins at a maximum rate of 0.2000% of each Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level pursuant to the complex-level fee schedule set forth on Appendix C. The complex-level fee schedule is identical under each Fund’s Original Investment Management Agreement and New Investment Management Agreement.

Each Fund’s net assets as of December 31, 2013, fund-specific complex-level fee rate as of December 31, 2013, effective management fee rate (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets for the Fund’s last fiscal year and fees paid to the Adviser during the Fund’s last fiscal year are also set forth in Appendix C.

Other Services. Under each Original Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent or other service providers) for the Fund.

Limitation on Liability. The Original Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2015, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

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Termination. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information about the Adviser

Nuveen Fund Advisors, a registered investment adviser, is organized as a Delaware limited liability company and is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $224.6 billion in assets under management as of March 31, 2014. Nuveen Fund Advisors offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. Nuveen Fund Advisors is responsible for each Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The business address of Nuveen Fund Advisors and Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606.

Certain information regarding the executive officer and directors of Nuveen Fund Advisors is set forth in Appendix G.

Nuveen Securities, LLC (the “Distributor”), 333 West Wacker Drive, Chicago, Illinois 60606, an affiliate of the Adviser, serves as the distributor for the Funds’ shares. The Funds pay distribution and service fees to the Distributor, all or a portion of which may be used by the Distributor to compensate financial intermediaries in connection with the distribution of shares and the provision of ongoing account services to shareholders. Information regarding the fees paid by each Fund to the Distributor during the Fund’s last fiscal year is set forth in Appendix C.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Investment Management Agreement was approved by the Board of the respective Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed after proposal 2 below. The Board of each Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of such Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

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PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

Nuveen Fund Advisors has entered into investment sub-advisory agreements (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”) with respect to each Fund with the registered investment adviser subsidiaries of Nuveen who serve as investment sub-advisers to the Funds (each a “Sub-Adviser” and collectively the “Sub-Advisers”), as set forth below:

•

Nuveen Asset Management, LLC (“NAM”): All Funds, except NWQ Global Equity Fund, NWQ Global Equity Income Fund, NWQ Large-Cap Value Fund, NWQ Multi-Cap Value Fund, NWQ Small/Mid-Cap Value Fund, NWQ Small-Cap Value Fund, Tradewinds Value Opportunities Fund, Santa Barbara Dividend Growth Fund, Santa Barbara Global Dividend Growth Fund, Santa Barbara International Dividend Growth Fund, Symphony Dynamic Equity Fund, Symphony International Equity Fund, Symphony Large-Cap Growth Fund, Symphony Low Volatility Equity Fund, Symphony Mid-Cap Core Fund, Symphony Small Cap Core Fund, Tradewinds Emerging Markets Fund, Tradewinds Global All-Cap Fund, Tradewinds International Value Fund, TradeWinds Japan Fund, Winslow Large-Cap Growth Fund, Symphony Credit Opportunities Fund, Symphony Dynamic Credit Fund, Symphony Floating Rate Income Fund, Symphony High Yield Bond Fund, and NWQ Flexible Income Fund.

•	Gresham Investment Management LLC (“Gresham”): Gresham Diversified Commodity Strategy Fund, and Gresham Long/Short Commodity Strategy Fund.

•

NWQ Investment Management Company, LLC (“NWQ”): NWQ Global Equity Fund, NWQ Global Equity Income Fund, NWQ Large-Cap Value Fund, NWQ Multi-Cap Value Fund, NWQ Small/Mid-Cap Value Fund, NWQ Small-Cap Value Fund and NWQ Flexible Income Fund.

•	Santa Barbara Asset Management, LLC (“SBAM”): Santa Barbara Dividend Growth Fund, Santa Barbara Global Dividend Growth Fund and Santa Barbara International Dividend Growth Fund.

•

Symphony Asset Management LLC (“Symphony”): Symphony Dynamic Equity Fund, Symphony International Equity Fund, Symphony Large-Cap Growth Fund, Symphony Low Volatility Equity Fund, Symphony Mid-Cap Core Fund, Symphony Small Cap Core Fund, Symphony Credit Opportunities Fund, Symphony Dynamic Credit Fund, Symphony Floating Rate Income Fund and Symphony High Yield Bond Fund.

•

Tradewinds Global Investors, LLC (“Tradewinds”): Tradewinds Value Opportunities Fund, Tradewinds Emerging Markets Fund, Tradewinds Global All-Cap Fund, Tradewinds International Value Fund and Tradewinds Japan Fund.

•	Winslow Capital Management, LLC (“Winslow”): Winslow Large-Cap Growth Fund.

The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board are provided in Appendix D.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the

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event of its assignment. The completion of the Transaction will result in a change in control of NAM, Symphony, NWQ, Santa Barbara and Tradewinds, each of which is a subsidiary of Nuveen, and therefore will be deemed an assignment of each Original Sub-Advisory Agreement. In addition, each Original Sub-Advisory Agreement provides that it will terminate upon the termination of the Original Investment Management Agreement with respect to such Fund. As a result, the completion of the Transaction will result in the termination of each Original Sub-Advisory Agreement.

In anticipation of the Transaction, the Board of each Trust met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in person meeting for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new sub-advisory agreement between Nuveen Fund Advisors and the Sub-Adviser (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). The form of the New Sub-Advisory Agreement is attached hereto as Appendix O.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by that Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations”), the Board of each Trust, including a majority of the Independent Board Members, unanimously approved the continuation of the Original Sub-Advisory Agreement and approved the New Sub-Advisory Agreement on behalf of each Fund and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders in order to assure continuity of investment advisory services to the Fund after the Transaction.

Because each New Sub-Advisory Agreement, like each Original Sub-Advisory Agreement, is between the Adviser and the Sub-Adviser, a Fund’s New Sub-Advisory Agreement will not take effect until the New Investment Management Agreement for such Fund has been approved by shareholders.

In the event shareholders of a Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement at the Meeting or any adjournment, postponement or delay thereof prior to the closing of the Transaction, an interim sub-advisory agreement between the Adviser and the applicable Sub-Adviser (each an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the Transaction. At the April 30, 2014 meeting, each Board, including the Independent Board Members, also unanimously approved an Interim Sub-Advisory Agreements for each Fund in order to assure continuity of advisory services to the Funds after the Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid

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to the Sub-Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by Nuveen Fund Advisors thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness. There is no change in the fee rate payable by Nuveen Fund Advisors to the Sub-Adviser. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2015, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services. The advisory services to be provided by the Sub-Adviser to each Fund under the New Sub-Advisory Agreements will be identical to those advisory services currently provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Transaction will have any adverse effect on the performance of a Sub-Adviser’s obligations under the New Sub-Advisory Agreements.

Brokerage. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees. Under both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund’s last fiscal year are set forth in Appendix E.

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Payment of Expenses. Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the agreement other than the cost of securities (including brokerage commissions) purchased for the Fund.

Limitation on Liability. The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2015, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the agreement may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated with respect to a Fund by action of the Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days’ written notice.

The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund are also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the covenants of the Sub-Adviser set forth in the agreement.

Information About Sub-Advisers

NAM. NAM is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to each Fund other than NWQ Global Equity Fund, NWQ Global Equity Income Fund, NWQ Large-Cap Value Fund, NWQ Multi-Cap Value Fund, NWQ Small/Mid-Cap Value Fund, NWQ Small-Cap Value Fund, Tradewinds Value Opportunities Fund, Santa Barbara Dividend Growth Fund, Santa Barbara Global Dividend Growth Fund, Santa Barbara International Dividend Growth Fund, Symphony Dynamic Equity Fund, Symphony International Equity Fund, Symphony Large-Cap Growth Fund, Symphony Low Volatility Equity Fund, Symphony Mid-Cap Core Fund, Symphony Small Cap Core Fund, Tradewinds Emerging Markets Fund, Tradewinds Global All-Cap Fund, Tradewinds International Value Fund, Trade Winds Japan, Winslow Large-Cap Growth Fund, Symphony Credit Opportunities Fund, Symphony Dynamic Credit Fund, Symphony Floating Rate Income Fund, Symphony High Yield Bond Fund, and NWQ Flexible Income Fund. NAM

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is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors, a wholly-owned subsidiary of Nuveen. The business address of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.

Gresham. Gresham is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to Gresham Diversified Commodity Strategy Fund, and Gresham Long/Short Commodity Strategy Fund. Gresham is organized as a Delaware limited liability company. On December 31, 2011, Nuveen completed its acquisition of a 60% stake in Gresham. Nuveen serves as the sole managing member of Gresham. Gresham is registered as an investment adviser with the SEC, a Commodity Pool Operator and Commodity Trading Advisor with the Commodity Futures Trading Commission, and is a member of the National Futures Association and the Futures Industry Association. Gresham’s Near Term Active division manages the assets of the Funds sub-advised by Gresham. The business address of Gresham is 257 Park Avenue South, 7th Floor, New York, New York 10010.

NWQ. NWQ is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to NWQ Global Equity Fund, NWQ Global Equity Income Fund, NWQ Large-Cap Value Fund, NWQ Multi-Cap Value Fund, NWQ Small/Mid-Cap Value Fund, NWQ Small-Cap Value Fund and NWQ Flexible Income Fund. NWQ is organized as a Delaware limited liability company, and its sole managing member is a wholly-owned subsidiary of Nuveen. NWQ’s approach to investing is based upon a bottom-up, fundamental approach. NWQ is led by a senior investment team with an average of 19 years of analytical experience. The business address of NWQ is 2049 Century Park East, Suite 1600, Los Angeles, California 90067.

SBAM. SBAM is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to Santa Barbara Dividend Growth Fund, Santa Barbara Global Dividend Growth Fund and Santa Barbara International Dividend Growth Fund. SBAM is organized as a Delaware limited liability company, and its sole managing member is a wholly-owned subsidiary of Nuveen. SBAM was founded in 1987 and specializes in fundamental, bottom-up research to select growth companies. The business address of SBAM is 2049 Century Park East, Los Angeles, California 90067.

Symphony. Symphony is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to Symphony Dynamic Equity Fund, Symphony International Equity Fund, Symphony Large-Cap Growth Fund, Symphony Low Volatility Equity Fund, Symphony Mid-Cap Core Fund, Symphony Small Cap Core Fund, Symphony Credit Opportunities Fund, Symphony Dynamic Credit Fund, Symphony Floating Rate Income Fund and Symphony High Yield Bond Fund. Symphony is organized as a California limited liability company, and its sole managing member is a wholly-owned subsidiary of Nuveen. Founded in 1994, Symphony invests opportunistically across the capital structure from senior secured debt to common equity, Symphony has the expertise and flexibility to deliver customized investment solutions to its global investor base. Symphony is headquartered in San Francisco, California with offices in New York. The business address of Symphony is 555 California Street, San Francisco, California 94104.

Tradewinds. Tradewinds is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to Tradewinds Value Opportunities Fund, Tradewinds Emerging Markets Fund, Tradewinds Global All-Cap Fund, Tradewinds International Value Fund and Tradewinds Japan Fund. Tradewinds is organized as a Delaware limited liability company, and is an indirect subsidiary of Nuveen. Tradewinds specializes in global and international equity investing. The business address of Tradewinds is 2049 Century Park East, 20th Floor, Los Angeles, CA 90067.

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Winslow. Winslow is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to Winslow Large-Cap Growth Fund. Winslow is organized as a Delaware limited liability company, and its sole managing member is a wholly-owned subsidiary of Nuveen. Winslow Capital Management was founded in 1992 and specializes in managing large cap growth stock portfolios. The business address of Winslow is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402.

Additional Information. Appendix F includes the advisory fee rates and net assets of registered investment companies, other than funds in the Nuveen fund complex, advised by each Sub-Adviser with similar investment objectives to the Funds the Sub-Adviser sub-advises.

Certain information regarding the executive officer and directors of each Sub-Adviser is set forth in Appendix G.

Termination or Transfer of Sub-Advisory Agreements. With respect to Growth Fund, Global Growth Fund, Equity Long/Short Fund and International Growth Fund, on November 12-14, 2012, the Board approved the transfer of the sub-advisory agreement for each such Fund from SBAM to NAM to be effective on March 1, 2013 as part of a reorganization of certain SBAM personnel to NAM.

With respect to Large Cap Value Fund, on April 17-18, 2013, the Board approved the termination of sub-advisory agreements with Symphony and Institutional Capital LLC. Effective June 24, 2013, the Adviser terminated its sub-advisory agreements with Symphony and Institutional Capital LLC, and NAM continued to manage the Fund’s investment portfolio as the sole Sub-Adviser.

Affiliated Brokerage and Other Fees

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

During each Fund’s last fiscal year, no Fund made any material payments to the Adviser or Sub-Adviser to such Fund or any affiliated person of the Adviser or Sub-Adviser to such Fund for services provided to the Fund (other than pursuant to the Original Investment Management Agreement or Original Sub-Advisory Agreement or fees paid to the Distributor as described herein).

Shareholder Approval

To become effective with respect to a particular Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of each New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

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Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Fund also determined to submit the Fund’s New Sub-Advisory Agreement(s) for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement(s).

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BOARD CONSIDERATIONS

I.	The Approval Process

The Board of each Fund, including the Independent Board Members, is responsible for overseeing the performance of the Adviser and Sub-Adviser(s) to the respective Fund and determining whether to approve or continue such Fund’s Original Investment Management Agreement and Original Sub-Advisory Agreement(s) (collectively, the “Original Advisory Agreements”). Pursuant to the 1940 Act, each Board is required to consider the continuation of the Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF. For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved the New Investment Management Agreements and the New Sub-Advisory Agreements (collectively, the “New Advisory Agreements”) on behalf of the Funds to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Funds; the quality or level of services provided to the Funds; key personnel that service the Funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or Fund operations; and the Funds’ fees and expenses, including the Funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Funds, the Adviser and Sub-Advisers (collectively, the “Fund Advisers” and each a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, respond to questions and

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to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Funds, TIAA-CREF or the Fund Advisers; the reaction from Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Funds’ investment performance and consider an analysis provided by the Adviser of each Sub-Adviser, the Transaction and its implications to the Funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and Fund Advisers including, among other things: the nature, extent and quality of services provided by a Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of the Fund Adviser; a review of the applicable Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Funds, including, in particular, any changes to those services that the Funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Funds as a result of the Transaction; the impact on Nuveen or the Funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

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The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and applicable Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, Fund performance, Fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to Gresham in June 2013, Winslow and certain NAM equity and fixed income teams in September 2013 and certain teams of Tradewinds, NWQ and SBAM in October 2013. In addition, they met with the NAM municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Funds and Fund Advisers, (c) the advisory fees

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and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Funds and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of the Original Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable open-end or closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the applicable Sub-Adviser(s) generally provide the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund, monitoring and analyzing its performance, to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms, and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing the fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to the fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting

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regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management, and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Advisers who provide the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the applicable Sub-Adviser(s) and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Advisers, the Adviser provides a report analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the applicable Sub-Adviser(s) or Fund and their performance (or the portion of the Fund’s portfolio allocated to the respective Sub-Adviser). In their review of the Sub-Advisers, the Independent Board

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Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Advisers’ organization and stability, their capabilities and any initiatives taken or planned to enhance their current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Fund for which the Sub-Adviser serves as such. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and its supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the respective Fund Adviser; the ability of the Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Adviser or Funds following the Transaction; and any anticipated changes to the investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and Sub-Adviser(s). The respective Sub-Adviser for the applicable Funds will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities

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for the portion of the Fund’s investment portfolio allocated by the Adviser to the respective Sub-Adviser, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Funds and the Board following the Transaction. The key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise, and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Funds as the Funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the respective Funds under each applicable New Advisory Agreement were satisfactory and supported approval of the New Advisory Agreements.

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B.	The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In considering a Fund’s performance, the Board recognized that a Fund’s performance can be reviewed through various measures including the Fund’s absolute return, the Fund’s return compared to the performance of other peer funds, and the Fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Funds that did not exist for part of the foregoing time frame). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•

The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

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Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

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The investment experience of a particular shareholder in the Funds will vary depending on when such shareholder invests in the applicable Fund, the class held (if multiple classes offered in a Fund) and the performance of the Fund (or respective class) during that shareholder’s investment period.

•

Open-end funds offer multiple classes and the performance of the various classes of a Fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the Fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For those Nuveen funds classified with the less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A Nuveen fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within

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certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[1] While the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data for the Funds, the Independent Board Members noted the following:

Certain Funds had demonstrated generally favorable performance in comparison to peers. In this regard, the following Funds performed in the first or second quartile over various periods: Large Cap Value Fund; Equity Long/Short Fund; Global Growth Fund; NWQ Small/Mid-Cap Value Fund; NWQ Small-Cap Value Fund; International Growth Fund; Symphony Credit Opportunities Fund; Preferred Securities Fund; and Winslow Large-Cap Growth Fund. With respect to Large Cap Value Fund, the Board recognized that the changes to the sub-advisory arrangements approved at a meeting held in April 2013 may limit the usefulness of the past performance for such Fund prior to that time. In addition, for Equity Long/Short Fund, the Board recognized the changes to such Fund’s investment personnel and strategies in 2013 which limit some of the usefulness of such Fund’s historic performance.

Certain Funds had satisfactory performance compared to their peers. In this regard, Tradewinds Japan Fund, Symphony Low Volatility Equity Fund, Symphony International Equity Fund, NWQ Flexible Income Fund and Santa Barbara Dividend Growth Fund performed in the second or third quartile over various periods. NWQ Multi-Cap Value Fund and Tradewinds Value Opportunities Fund also had satisfactory performance. Although NWQ Multi-Cap Value Fund performed in the fourth quartile for the three-year period, it performed in the second quartile in the one-year period and the third quartile in the five-year period. Although Tradewinds Value Opportunities Fund performed in the fourth quartile for the three-year period, it performed in the second quartile in the one-year period and the first quartile in the five-year period.

Symphony Large-Cap Growth Fund lagged its peers somewhat in the shorter periods, but demonstrated more favorable performance in the longer periods. In this regard, although such Fund performed in the fourth quartile in the one-year period, it performed in the third quartile in the three-year period and the second quartile in the five-year period.

[1]	The Board recognized that the Adviser considered a Fund to have outperformed or underperformed its benchmark if the Fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Growth Fund and Tradewinds International Value Fund lagged their respective peers over the longer periods, but had better performance in the shorter periods. In this regard, although Growth Fund was in the fourth quartile in the five-year period and underperformed its benchmark in the three- and five-year periods, such Fund was in the third quartile in the one- and three-year periods, provided comparable performance to its benchmark in the one-year period and good absolute return in the one-year period. Although Tradewinds International Value Fund was in the fourth quartile in the three- and five-year periods, such Fund was in the third quartile and outperformed its benchmark in the one-year period.

Although NWQ Global Equity Income Fund did not have a Performance Peer Group assigned as it was not publicly offered at the time of the Board’s review, such Fund outperformed its benchmark in the one-year period and provided comparable performance to its benchmark in the three-year period. Additionally, the following Funds were relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance: Concentrated Core Fund; Core Dividend Fund; Equity Market Neutral Fund; Global Tactical Opportunities Plus Fund; Global Total Return Bond Fund; Gresham Long/Short Commodity Strategy Fund; Gresham Diversified Commodity Strategy Fund; Large Cap Growth Fund; Large Cap Core Fund; Large Cap Core Plus Fund; Intelligent Risk Conservative Allocation Fund; Intelligent Risk Moderate Allocation Fund; Intelligent Risk Growth Allocation Fund; Santa Barbara Global Dividend Growth Fund; Santa Barbara International Dividend Growth Fund; Symphony Floating Rate Income Fund; Symphony High Yield Bond Fund; NWQ Global Equity Fund; Symphony Dynamic Equity Fund; Symphony Dynamic Credit Fund; and Symphony Small Cap Core Fund.

Tradewinds Emerging Markets Fund, Tradewinds Global All-Cap Fund, NWQ Large-Cap Value Fund and Symphony Mid-Cap Core Fund lagged their respective peers and/or benchmarks over various periods. In this regard, Tradewinds Emerging Markets Fund and NWQ Large-Cap Value Fund were in the fourth quartile and underperformed their respective benchmarks in the one-, three- and five-year periods. In addition, Tradewinds Global All-Cap Fund was in the fourth quartile in the one- and three-year periods and the third quartile in the five-year period and underperformed its benchmark in the one-, three- and five-year periods. Finally, although Symphony Mid-Cap Core Fund was in the second quartile in the five-year period, such Fund was in the fourth quartile in the one- and three-year periods and such Fund underperformed its benchmark in the one-, three- and five-year periods.

As described above, for Nuveen funds with challenged performance, the Board considered and discussed the factors contributing to the performance results and considered any steps that have been or should be taken to address performance issues. With respect to Tradewinds, as a result of the departures of certain senior investment managers in 2012, the Board continues to monitor closely the operations and strategies of Tradewinds. The Board recognized that 2013 was a challenging year for emerging markets, and exposure to emerging markets as well as gold holdings, among other things, contributed to the challenged performance of Tradewinds Emerging Markets Fund and Tradewinds Global All-Cap Fund. The Board, however, recognized the appointment of a new President for Tradewinds who, together with the co-investment chiefs, will serve as the leadership team at Tradewinds. The Board further noted the Adviser’s close monitoring and collaboration with Tradewinds in addressing performance issues. The Board considered the steps Tradewinds had taken to help address performance issues, including instituting certain modifications to its investment process, focusing on its core investment strategies and adjusting the portfolio management teams of

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Tradewinds Emerging Markets Fund. With respect to Tradewinds Global All-Cap Fund, the Board recognized that such Fund performed better in the second half of 2013 due, in part, to strong portfolio security selection across multiple sectors. The Board is encouraged by the steps taken and will continue to monitor Tradewinds and the foregoing Funds.

With respect to NWQ, the Board recognized that its deep value style has continued to be challenged in the market in recent years. In reviewing the performance of NWQ Large-Cap Value Fund, the Board noted the factors that contributed to its underperformance, including, among other things, its gold holdings. The Board further noted a change in a research analyst servicing such Fund. Despite the comparative data, the Board recognized that such Fund posted strong absolute performance for 2013. With respect to Symphony Mid-Cap Core Fund, the Board noted that although such Fund underperformed its benchmark and lagged its peers in recent years, such Fund also posted strong absolute returns in 2013. The Board will continue to monitor the foregoing Funds and any steps proposed or taken to address performance challenges.

The Board further noted that certain new Funds underperformed in the one-year period, including Intelligent Risk Conservative Allocation Fund, Intelligent Risk Moderate Allocation Fund and Intelligent Risk Growth Allocation Fund (collectively, the “Intelligent Risk Allocation Funds”). The Board also recognized that Global Tactical Opportunities Plus Fund did not have a complete year of performance as of December 31, 2013, but such Fund provided comparable performance to its benchmark for the quarter ended December 31, 2013 and outperformed its benchmark in the quarter ending March 31, 2014. The Board also noted that the Intelligent Risk Allocation Funds were all in the fourth quartile for the one-year period. While the Board recognized that the foregoing Funds’ performance history was limited, the Board intends to continue to monitor such Funds closely.

Except as otherwise noted above, based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of the Funds, the Board considered that the portfolio investment personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

Notwithstanding Global Tactical Opportunities Plus Fund, Symphony Small Cap Core Fund, Symphony Dynamic Equity Fund, Symphony Dynamic Credit Fund and NWQ Global Equity Fund (collectively, the “New Funds”), as well as the Intelligent Risk Allocation Funds, which are discussed below, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a

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comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board also noted the two basis point reduction in the temporary fee cap for Winslow Large-Cap Growth Fund. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages, except as noted below.

The Independent Board Members recognized that NWQ Small-Cap Value Fund, Symphony Floating Rate Income Fund and Symphony High Yield Bond Fund had slightly higher or higher net management fees than their peer average but a net expense ratio below or in line with the peer average, while Large Cap Value Fund had a slightly higher net management fee than its peer average and a higher net expense ratio compared to its peer average. In this regard, the higher expense ratio for Large Cap Value Fund compared to peers was generally attributed to an outlier in the peer group that lowered the peer average as well as a one-time increase in expenses incurred with respositioning the Fund. In addition, the Board recognized that Gresham Long/Short Commodity Strategy Fund had a net expense ratio higher than the peer average, but a net management fee below the peer average. In this regard, the Board noted that there was not a management fee for Gresham Long/Short Commodity Strategy Fund after fee waivers and expense reimbursements for the latest fiscal year.

With respect to the Intelligent Risk Allocation Funds, the Board recognized that such Funds invest in other investment companies and therefore will indirectly pay a portion of the expenses incurred by the underlying funds, including their advisory fees. Accordingly, the Board also reviewed each such Fund’s indirect expenses and the net total expense ratio, which included indirect expenses. Moreover, with respect to the Intelligent Risk Allocation Funds, the Independent Board Members noted that there were no net management fees after fee waivers for such Funds for the latest fiscal year. In addition, the Independent Board Members noted that each of the Intelligent Risk Allocation Funds had a net expense ratio (including fee waivers and expense reimbursements) that was below its respective peer average. Given that

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such Funds also invest in other funds, in considering the services provided by the Fund Advisers to such Funds and the fee arrangement, the Board also determined that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

With respect to the New Funds, the Board noted that the Original Advisory Agreements of such Funds were recently approved in the latter part of 2013 or early 2014 and therefore would not have been up for review but for the change of control of Nuveen terminating the Original Advisory Agreements upon completion of the Transaction. For administrative convenience, the Board reapproved the Original Advisory Agreements for these Funds. As with all Funds, the Board considered the information concerning the New Funds provided at earlier meetings. The Board considered, among other things, each New Fund’s management fee structure, the rationale for the fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Board reviewed, among other things, the gross management fee and estimated gross and net total expense ratios for the applicable New Fund, as well as comparative fee and expense data pertaining to the New Fund’s peers in the Lipper category in which it was anticipated to be classified. The Independent Board Members also considered the sub-advisory fee rate for each New Fund. The Independent Board Members further considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule and any applicable fee waivers and expense reimbursements.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore, the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Funds (as described above) and while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. With respect to Symphony, the Independent Board Members also noted that such Sub-Adviser also advises equity and taxable fixed-income hedge funds and reviewed the average fee and fee range assessed such funds as well as the performance fee. In their review, the Independent Board Members considered the differences in the product

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types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems, and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be

31

representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including NAM, NWQ, SBAM, Symphony, Tradewinds and Winslow, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. The Board noted that Gresham, an affiliated sub-adviser, did not receive revenues for its sub-advisory activities to the Funds it sub-advises in 2013 given the high level of expense reimbursements to such Funds. Based on their review, the Independent Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Fund and (ii) not to raise expense cap levels for any Fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under the New Advisory Agreements were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change

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under the New Advisory Agreements, however, the Independent Board Members concluded that the Fund Adviser’s level of profitability for its advisory activities under the New Advisory Agreements would continue to be reasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide break point levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

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E.	Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are allocated by the applicable Sub-Adviser. Accordingly, with respect to NAM, NWQ, SBAM, Symphony, Tradewinds and Winslow, the Independent Board Members considered that each such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Sub-Adviser may also benefit the applicable Funds and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the respective Fund. Gresham does not participate in soft dollar arrangements. For the Sub-Advisers with soft dollar arrangements, the Independent Board Members noted that such Sub-Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that as the applicable policies and operations of the Fund Advisers with respect to the Funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

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F.	Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase contractual management fee rates for any Fund and (ii) not to raise expense cap levels for any Fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course.

•

The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.	Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially

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identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

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PROPOSAL 3: REVISIONS TO, OR ELIMINATION OF, CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The 1940 Act requires that each Fund adopt certain investment policies that can only be changed by a vote of shareholders. These policies are considered “fundamental.” Each Fund must adopt fundamental policies dealing with the classifications and sub-classifications under the 1940 Act under which the Fund may operate; borrowing money; the issuance of senior securities; engaging in the business of underwriting securities issued by other persons; concentrating investments in a particular industry or group of industries; the purchase and sale of real estate and commodities; and making loans to other persons. These policies are commonly referred to as “fundamental investment restrictions.” A Fund may also elect to designate other policies as fundamental. Each Fund has adopted fundamental investment restrictions with respect to the matters required by the 1940 Act. Certain Funds have also adopted additional fundamental investment restrictions.

Each Fund’s current fundamental investment policies generally reflect industry practices and market and regulatory conditions at the time of inception and adoption of such policies by each Fund. As a result, fundamental investment policies vary across the funds in the Nuveen fund complex. After reviewing the fundamental investment policies of the funds in the Nuveen fund complex, Fund management has developed a more uniform set of fundamental investment policies that reflect current best practices and the evolving market and regulatory environment. Fund management has recommended to the Boards that certain fundamental investment policies be revised or eliminated and the Boards have approved such revisions to, or elimination of, certain fundamental investment policies. Therefore, the Funds are seeking shareholder approval to revise or eliminate certain fundamental investment policies in order to implement this more uniform set of fundamental investment policies. Certain other funds in the Nuveen fund complex are concurrently seeking similar approvals.

The amendment and restatement or elimination of each applicable fundamental investment policy is set forth in a separate proposal below (Proposals 3(a) to 3(c)), and the Funds that will vote on a given proposal are identified under the caption for such proposal. For each proposal, the term “Funds” refers to the Funds voting on the particular proposal. No proposal to amend and restate or eliminate any fundamental investment policy is contingent upon the approval of any other such proposal.

Proposal 3(a) — Revision of Fundamental Investment Policy Related to the Purchase and Sale of Commodities

Funds Affected

All Funds, except NWQ Global Equity Fund, Symphony Dynamic Credit Fund, Symphony Dynamic Equity Fund and Symphony Small Cap Core Fund.

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Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policies, which can only be changed by a vote of the relevant Fund’s shareholders:

For all applicable Funds, except Global Total Return Bond Fund, Symphony Credit Opportunities Fund, Symphony Floating Rate Income Fund and Symphony High Yield Bond Fund:

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

For Symphony Credit Opportunities Fund, Symphony Floating Rate Income Fund and Symphony High Yield Bond Fund:

The Fund may not purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

For Global Total Return Bond Fund only:

The Fund may not purchase or sell physical commodities or contracts relating to physical commodities.

Proposed Fundamental Investment Policy

The Board has proposed the following fundamental investment policy:

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

The 1940 Act requires each fund to have a fundamental investment policy governing the purchase and sale of commodities. Each Fund has a fundamental investment policy that generally prohibits the Fund from investing in physical commodities. However, these fundamental investment policies typically permit the Funds to make certain commodities related investments, such as investments in other investment companies that provide exposure to commodities or investments in certain instruments related to or backed by commodities. The proposed fundamental investment policy would establish a comprehensive description of the permitted commodity-related instruments in which a Fund may invest.

In addition, the proposed fundamental investment policy will conform the Funds’ policy relating to commodities to the standard policy of other funds in the Nuveen fund complex. Such standardization of fundamental investment policies is expected to (i) facilitate more effective management of the Funds’ portfolios by the Funds’ Adviser and Sub-Advisers, (ii) streamline the monitoring of compliance with applicable policies, (iii) eliminate conflicts across Funds

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among comparable policies resulting from minor variations in their terms and (iv) improve the ability of investors to evaluate and compare applicable investment policies across the Funds. In order to reflect changes over time in industry practices and regulatory requirements, the proposed amendments are intended to update fundamental investment policies that are more restrictive than required under the 1940 Act. Clarifying and modernizing these fundamental investment policies would allow the Funds to operate more efficiently within the limits of the 1940 Act and give the Funds greater flexibility to take advantage of, and react to, changes in financial markets and the development of new investment opportunities and instruments. Notwithstanding the flexibility provided by the proposed fundamental investment policy, each Fund would be subject to limitations established, from time to time, by the Board regarding the use and types of instruments permitted pursuant to the fundamental investment policy.

The revised policy will give the Funds greater flexibility to respond to future investment opportunities, subject to the investment objectives and strategies applicable to each Fund. However, it is not currently anticipated that the proposed fundamental investment policy relating to commodities would result in any change to the Funds’ current investment strategies or entail any additional material risks to the Funds.

If approved by shareholders of a Fund, the amended and restated fundamental investment policy will become effective as to that Fund when that Fund’s Statement of Additional Information (“SAI”) is revised or supplemented to reflect the amendment. If a proposed amendment is not approved by a Fund’s shareholders, the current fundamental investment policy will remain in effect as to that Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR this proposal.

Proposal 3(b) — Elimination of the Fundamental Policy Related to Investing for Control

Funds Affected

Global Total Return Bond Fund only

Current Fundamental Investment Policy

The Fund currently has the following fundamental investment policy, which can only be changed by a vote of the relevant Fund’s shareholders:

The Fund will not invest in companies for the purpose of control or management.

The Board has proposed to eliminate the above fundamental investment policy.

The above fundamental investment policy was originally adopted by funds in the Nuveen fund complex to address then existing requirements of state “blue sky” securities authorities in connection with the registration of shares for sale in a particular state or states. However, since the enactment of the National Securities Market Improvement Act of 1996 (“NSMIA”), registered mutual funds, such as the Fund, are no longer required to qualify their shares with state authorities (although funds must still register their shares with states in which the shares are sold) and therefore such fundamental investment policy no longer required. Funds

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in the Nuveen fund complex formed after the enactment of NSMIA generally have not adopted such fundamental investment policies. The 1940 Act does not require a fund to have a fundamental investment policy stating that it will not invest for the purpose of control or management.

Eliminating this fundamental policy will promote uniformity among the funds in the Nuveen fund complex. It is not the Fund’s intent to initially invest in any issuer for the purpose of exercising control. Eliminating the fundamental investment policy will conform the Funds’ policies to those of other funds in the Nuveen fund complex and avoid potential questions of interpretation as to what constitutes investment for control and therefore reduce administrative burdens and promote efficient portfolio management.

Elimination of this fundamental policy is not expected to have any material effect on the manner in which the Fund is managed, and the Board believes that the proposed elimination will provide the Fund with maximum flexibility to purchase and sell portfolio securities and other instruments in accordance with the Fund’s investment objectives and policies and consistent with current legal requirements.

If approved by shareholders of the Fund, the elimination of this fundamental investment policy will become effective when the Fund’s SAI is revised or supplemented to reflect the elimination. If the proposed elimination is not approved, the current fundamental investment policy will remain in effect.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR this proposal.

Shareholder Approval

Each of the above proposed revisions to or eliminations of fundamental investment policies must be approved by a vote of a majority of the outstanding voting securities of the applicable Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of each of the above proposals, abstentions and broker non-votes will have the same effect as shares voted against a proposal.

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PROPOSAL 4: ELECTION OF BOARD MEMBERS

At each Trust’s Meeting, twelve (12) Board Members are to be elected to serve until their successors shall have been duly elected and qualified.

Current Board Members Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terreth J. Toth and nominees Williams Adams IV and Thomas S. Schreier, Jr. are the nominees for election by all shareholders.

Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale and Carole E. Stone were last elected to each Trust’s Board at a special meeting of shareholders held on October 12, 2007. John K. Nelson was appointed as a Board Member of each Trust effective as of September 1, 2013. Virginia L. Stringer was appointed as a Board Member of each Trust effective as of January 1, 2011. Terreth J. Toth was appointed as a Board Member of each Trust effective as of July 1, 2008. Williams Adams IV and Thomas S. Schreier, Jr. do not currently serve on the Board of each Trust, but serve on the boards of other Nuveen funds, and are nominees for election at the Meeting.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed above unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Trust if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Trust’s present Board.

Other than Messrs. Adams and Schreier, all Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of the Adviser and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR the election of the nominees named herein.

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS

William J. Schneider(2) 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board; Board Member	Term: Indefinite Length of service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member, Med-America Health System, of Tech Town, Inc., a not-for-profit community development company, and of WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Director Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	201	None

Robert P. Bremner 333 West Wacker Drive Chicago, IL 60606 (1940)	Board Member	Term: Indefinite Length of service: Since 1996; Chairman of the Board (2008-July 1, 2013); Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council, Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	201	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Indefinite Length of service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	201	Director and Vice Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Board Member	Term: Indefinite Length of service: Since 2004	Dean Emeritus (since June 30, 2012), formerly Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2005) and President (since July 2012) of Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	201	Director (since 2004) of Xerox Corporation

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

David J. Kundert 333 West Wacker Drive Chicago, IL 60606 (1942)	Board Member	Term: Indefinite Length of service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	201	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member	Term: Indefinite Length of service: Since 2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets — the Americas (2006-2007), CEO of Wholesale Banking — North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading — North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	201	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Indefinite Length of service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	201	None

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Board Member	Term: Indefinite Length of service: Since 2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	201	Director, CBOE Holdings, Inc. (since 2010)

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (1944)	Board Member	Term: Indefinite Length of service: Since 2011	Board Member, Mutual Fund Directors Forum; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	201	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Terence J. Toth(3) 333 West Wacker Drive Chicago, IL 60606 (1959)	Board Member	Term: Indefinite Length of service: Since 2008	Managing Partner, Promus Capital (since 2008); Director of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and a member of its investment committee; formerly, member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	201	None

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years
INTERESTED BOARD MEMBER NOMINEES

William Adams IV(4) 333 West Wacker Drive Chicago, IL 60606 (1955)	Board Member Nominee	Term: Indefinite Length of service: Since 2013	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President, U.S. Structured Products, (1999-2010) of Nuveen Investments, Inc.; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	125	None

Thomas S. Schreier, Jr.(4) 333 West Wacker Drive Chicago, IL 60606 (1962)	Board Member Nominee	Term: Indefinite Length of service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	125	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.

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(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person” as defined in the 1940 Act by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

Share Ownership

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2013 is set forth in Appendix H. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and executive officers of the Funds as a group as of December 31, 2013 is set forth in Appendix H. As of the Record Date, each Board Member’s and executive officer’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of the Record Date, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund.

Compensation

Prior to January 1, 2014, each Independent Board Member received a $140,000 annual retainer plus: (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by

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telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee received $12,500 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee, at the time of formation, determined compensation to be paid to the members of such committees; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2014, Independent Board Members receive a $150,000 annual retainer plus: (a) a fee of $5,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Closed-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the

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Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will, at the time of formation, determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Trusts have no employees. The officers of the Trusts and the Board Members of each Trusts who are not Independent Board Members serve without any compensation from the Funds.

The tables set forth in Appendix I show, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Board Member for the calendar year ended December 31, 2013.

Board Leadership and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

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The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Judith M. Stockdale. The number of Executive Committee meetings of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans,

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Chair, William C. Hunter, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Audit Committee. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, Robert P. Bremner, David J. Kundert, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. The number of Audit Committee meetings of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

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In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Judith M. Stockdale, Chair, William C. Hunter, John K. Nelson and Virginia L. Stringer. The number of Compliance Committee meetings of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security

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holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser(s), the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. This committee is composed of Independent Board Members. The members of the Nominating and Governance Committee are William J. Schneider, Chair, Robert P. Bremner, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Open-End Funds Committee. The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Judith M. Stockdale, Virginia L. Stringer and Terence J. Toth, Chair. The number of Open-End Funds Committee meetings of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Number of Board Meetings. The number of regular quarterly meetings and special meetings held by the Board of each Trust held during the calendar year ended December 31, 2013 is shown in Appendix J.

Board Member Attendance. During the calendar year ended December 31, 2013, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at Shareholder

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meetings of the Funds is posted on the Funds’ website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV. Mr. Adams, an interested Board Member Nominee, has been Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.

Robert P. Bremner. Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

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Jack B. Evans. President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter. Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert. Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006-2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

John K. Nelson. Mr. Nelson is currently a senior external advisor to the financial services practice of Deloitte Consulting LLP. He currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a

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member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and The Hyde Park Angels, and was formerly a Trustee at St. Edmund Preparatory School in New York City and was former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider. Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Boards of Tech Town, Inc., a not-for-profit community development company, of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Thomas S. Schreier, Jr. Mr. Schreier, an interested Board Member Nominee, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame.

Judith M. Stockdale. Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

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Carole E. Stone. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College.

Virginia L. Stringer. Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, director emeritus and former Chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and also served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth. Mr. Toth is a Managing Partner at Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Independent Chairman

William J. Schneider currently serves as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (a) presiding at all meetings of the Board and of the

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shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC and Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	201

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc., Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director - Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt. (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	201

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	201

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); formerly, Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	201

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 1970	Vice President and Treasurer	Term: Annual Length of Service: Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	201

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	201

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	201

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investments Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and (since 2010) Winslow Capital Management, LLC; Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	201

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	201

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Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since August 2013	Fund Tax Director for Nuveen Funds (since May 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	201

Jeffery M. Wilson 333 West Wacker Drive Chicago, IL 60606 1956	Vice President	Term: Annual Length of Service: Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

Independent Registered Public Accounting Firm

The Independent Board Members unanimously selected PricewaterhouseCoopers LLP (“PwC”) or Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm to audit the books and records of each Fund for each Fund’s most recently completed fiscal year. Each Fund’s auditor is identified on Appendix K.

A representative of each of PwC and E&Y will be present at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each of PwC and E&Y has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

As of the date of this Proxy Statement, the Independent Board Members have not yet selected the independent public accounting firm to audit the books and records of each Fund for each Fund’s current fiscal year.

Audit and Related Fees

The tables set forth in Appendix L provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

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Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Shareholder Approval

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR the election of each nominee of the Board.

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ADDITIONAL INFORMATION

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Funds at (877) 821-2278 to obtain directions to the site of the Meeting.

Principal Shareholders

As of the Record Date, no shareholder owned, beneficially or of record, more than 5% of any class of shares of any Fund, except as provided in Appendix M.

As of the Record Date, Nuveen and its affiliates and employees beneficially owned a majority of the outstanding voting securities of the following Funds:

Fund	Percentage of Outstanding Voting Securities
Symphony Small Cap Core Fund	100%
Symphony Dynamic Credit Fund(1)	100%
Symphony Dynamic Equity Fund(1)	100%
Global Tactical Opportunities Plus Fund(1)	100%
NWQ Global Equity Fund(1)	100%
Intelligent Risk Conservative Allocation Fund	92%
NWQ Global Equity Income Fund	83%
Intelligent Risk Moderate Allocation Fund	77%
Intelligent Risk Growth Allocation Fund	75%
Global Total Return Bond Fund	69%
Santa Barbara International Dividend Growth Fund	52%
Large Cap Core Fund	52%
Large Cap Growth Fund	50%

(1)	As of the Record Date, Fund had not been publicly offered.

Nuveen and its affiliates and employees intend to vote FOR each proposal listed in this Joint Proxy Statement. As a result, the New Investment Management Agreement and the New Sub-Advisory Agreement(s) and applicable revisions to, or eliminations of, fundamental investment policies are expected to be approved with respect to such Funds regardless of how other shareholders vote on such proposals.

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Shareholder Proposals

The Trusts generally do not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trusts do not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of a Trust should send their written proposal to such Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid 50% by Nuveen/TIAA-CREF and 50% by the Funds (allocated among the Funds based on relative net assets). Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computerhsare Fund Services to assist in the solicitation of proxies at an estimated cost of $2,500 per Fund plus reasonable expenses.

Fiscal Year

The fiscal year end of each Fund is set forth on Appendix A.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report,

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semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on August 5, 2014

Each Fund’s proxy statement is available at www.nuveenproxy.com/ProxyInfo/MF/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Funds. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the Meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

June 17, 2014

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Appendix A

FUND INFORMATION

			Shares of Each Class Outstanding as of the Record Date
Fund Name	Abbreviated Fund Name	Fiscal Year End	Class A	Class B	Class C	Class R3	Class R6	Class I
Nuveen Investment Trust
Nuveen Concentrated Core Fund	Concentrated Core Fund	8/31	200,219	—	30,969	—	—	185,938
Nuveen Core Dividend Fund	Core Dividend Fund	8/31	367,869	—	70,431	—	—	108,360
Nuveen Equity Market Neutral Fund	Equity Market Neutral Fund	8/31	749,917	—	79,839	—	—	1,156,691
Nuveen Global Tactical Opportunities Plus Fund	Global Tactical Opportunities Plus Fund	10/31	1,250	—	1,250	—	—	147,500
Nuveen Global Total Return Bond Fund	Global Total Return Bond Fund	6/30	71,474	—	9,693	2,437	—	905,097
Nuveen Intelligent Risk Conservative Allocation Fund	Intelligent Risk Conservative Allocation Fund	8/31	14,312	—	6,255	2,500	—	215,709
Nuveen Intelligent Risk Growth Allocation Fund	Intelligent Risk Growth Allocation Fund	8/31	25,106	—	8,978	2,500	—	226,097
Nuveen Intelligent Risk Moderate Allocation Fund	Intelligent Risk Moderate Allocation Fund	8/31	16,825	—	14,000	2,500	—	243,178
Nuveen Large Cap Core Fund	Large Cap Core Fund	8/31	227,624	—	119,963	—	—	931,453
Nuveen Large Cap Core Plus Fund	Large Cap Core Plus Fund	8/31	431,735	—	89,649	—	—	1,172,958
Nuveen Large Cap Growth Fund	Large Cap Growth Fund	8/31	505,327	—	66,400	—	—	640,536
Nuveen Large Cap Value Fund	Large Cap Value Fund	8/31	10,622,855	—	958,705	4,106	—	2,347,490
Nuveen NWQ Global Equity Fund	NWQ Global Equity Fund	6/30	2,500	—	2,500	—	—	45,000
Nuveen NWQ Global Equity Income Fund	NWQ Global Equity Income Fund	6/30	12,500	—	12,500	12,500	—	22,819
Nuveen NWQ Large-Cap Value Fund	NWQ Large-Cap Value Fund	6/30	2,920,882	—	515,831	2,688	—	26,925,738
Nuveen NWQ Multi-Cap Value Fund	NWQ Multi-Cap Value Fund	6/30	1,689,672	91,028	1,865,949	9,684	—	2,672,186
Nuveen NWQ Small/Mid-Cap Value Fund	NWQ Small/Mid-Cap Value Fund	6/30	293,738	—	119,285	26,231	—	1,775,676
Nuveen NWQ Small-Cap Value Fund	NWQ Small-Cap Value Fund	6/30	1,130,762	—	420,227	61,063	72,051	5,735,786
Nuveen Tradewinds Value Opportunities Fund	Tradewinds Value Opportunities Fund	6/30	5,830,161	56,488	3,336,774	124,034	—	3,630,524

			Shares of Each Class Outstanding as of the Record Date
Fund Name	Abbreviated Fund Name	Fiscal Year End	Class A	Class B	Class C	Class R3	Class R6	Class I
Nuveen Investment Trust II
Nuveen Equity Long/Short Fund	Equity Long/Short Fund	8/31	640,853	—	113,060	—	—	176,385
Nuveen Global Growth Fund	Global Growth Fund	7/31	203,600	—	53,288	22,480	—	202,444
Nuveen Growth Fund	Growth Fund	8/31	555,604	—	308,136	2,125	—	695,901
Nuveen International Growth Fund	International Growth Fund	7/31	1,707,584	—	209,732	4,796	—	2,232,726
Nuveen Santa Barbara Dividend Growth Fund	Santa Barbara Dividend Growth Fund	7/31	21,200,325	27,959	13,164,497	749,223	1,840,724	35,486,184
Nuveen Santa Barbara Global Dividend Growth Fund	Santa Barbara Global Dividend Growth Fund	7/31	137,970	—	29,291	2,500	—	116,304
Nuveen Santa Barbara International Dividend Growth Fund	Santa Barbara International Dividend Growth Fund	7/31	17,140	—	9,857	2,500	—	74,298
Nuveen Symphony Dynamic Equity Fund	Symphony Dynamic Equity Fund	6/30	2,500	—	2,500	—	—	95,000
Nuveen Symphony International Equity Fund	Symphony International Equity Fund	9/30	25,802	—	16,064	3,325	—	412,582
Nuveen Symphony Large-Cap Growth Fund	Symphony Large-Cap Growth Fund	9/30	2,319,777	—	825,148	101,028	—	1,537,643
Nuveen Symphony Low Volatility Equity Fund	Symphony Low Volatility Equity Fund	9/30	187,931	—	72,219	—	—	2,035,023
Nuveen Symphony Mid-Cap Core Fund	Symphony Mid-Cap Core Fund	9/30	452,588	—	86,803	13,041	—	1,027,942
Nuveen Symphony Small Cap Core Fund	Symphony Small Cap Core Fund	9/30	2,500	—	2,500	—	—	45,000
Nuveen Tradewinds Emerging Markets Fund	Tradewinds Emerging Markets Fund	7/31	85,072	—	55,605	2,649	—	698,090
Nuveen Tradewinds Global All-Cap Fund	Tradewinds Global All-Cap Fund	7/31	2,541,977	—	1,798,013	16,450	—	2,770,855
Nuveen Tradewinds International Value Fund	Tradewinds International Value Fund	7/31	6,269,938	27,472	1,174,315	74,521	—	6,440,421
Nuveen Tradewinds Japan Fund	Tradewinds Japan Fund	7/31	37,081	—	20,044	—	—	116,691
Nuveen Winslow Large-Cap Growth Fund	Winslow Large-Cap Growth Fund	7/31	712,066	—	48,397	70,854	779,660	26,724,076

			Shares of Each Class Outstanding as of the Record Date
Fund Name	Abbreviated Fund Name	Fiscal Year End	Class A	Class B	Class C	Class R3	Class R6	Class I
Nuveen Investment Trust III
Nuveen Symphony Credit Opportunities Fund	Symphony Credit Opportunities Fund	9/30	19,172,568	—	7,224,022	—	—	29,432,553
Nuveen Symphony Dynamic Credit Fund	Symphony Dynamic Credit Fund	6/30	2,500	—	2,500	—	—	495,000
Nuveen Symphony Floating Rate Income Fund	Symphony Floating Rate Income Fund	9/30	7,191,322	—	1,934,685	—	—	41,508,624
Nuveen Symphony High Yield Bond Fund	Symphony High Yield Bond Fund	9/30	3,564,276	—	29,901	—	—	627,631

Nuveen Investment Trust V
Nuveen Gresham Diversified Commodity Strategy Fund	Gresham Diversified Commodity Strategy Fund	9/30	251,380	—	33,170	—	—	1,862,730
Nuveen Gresham Long/Short Commodity Strategy Fund	Gresham Long/Short Commodity Strategy Fund	9/30	85,804	—	2,827	—	—	801,449
Nuveen NWQ Flexible Income Fund	NWQ Flexible Income Fund	9/30	2,125,313	—	242,463	—	—	874,095
Nuveen Preferred Securities Fund	Preferred Securities Fund	9/30	22,246,328	—	10,690,165	159,483	—	45,410,660

Appendix B

DATES RELATING TO ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders	Date Original Investment Management Agreement Last Approved For Continuance by Board
Nuveen Investment Trust
Concentrated Core Fund	June 17, 2013	June 17, 2013(2)	April 30, 2014(3)
Core Dividend Fund	June 17, 2013	June 17, 2013(2)	April 30, 2014(3)
Equity Market Neutral Fund	June 17, 2013	June 17, 2013(2)	April 30, 2014(3)
Global Tactical Opportunities Plus Fund	August 21, 2013	October 1, 2013(2)	April 30, 2014(4)
Global Total Return Bond Fund	November 29, 2011	December 1, 2011(2)	April 30, 2014
Intelligent Risk Conservative Allocation Fund	May 4, 2012	May 7, 2012(2)	April 30, 2014
Intelligent Risk Growth Allocation Fund	May 4, 2012	May 7, 2012(2)	April 30, 2014
Intelligent Risk Moderate Allocation Fund	May 4, 2012	May 7, 2012(2)	April 30, 2014
Large Cap Core Fund	June 17, 2013	June 17, 2013(2)	April 30, 2014(5)
Large Cap Core Plus Fund	June 17, 2013	June 17, 2013(2)	April 30, 2014(5)
Large Cap Growth Fund	June 17, 2013	June 17, 2013(2)	April 30, 2014(5)
Large Cap Value Fund	November 13, 2007	October 12, 2007(1)	April 30, 2014
NWQ Global Equity Fund	April 1, 2014	April 1, 2014(2)	April 30, 2014(6)
NWQ Global Equity Income Fund	February 14, 2014	February 14, 2014(2)	April 30, 2014(7)
NWQ Large-Cap Value Fund	November 13, 2007	November 12, 2007(1)	April 30, 2014
NWQ Multi-Cap Value Fund	November 30, 2007	November 30, 2007(1)	April 30, 2014
NWQ Small/Mid-Cap Value Fund	November 13, 2007	October 12, 2007(1)	April 30, 2014
NWQ Small-Cap Value Fund	November 13, 2007	October 22, 2007(1)	April 30, 2014
Tradewinds Value Opportunities Fund	November 30, 2007	November 30, 2007(1)	April 30, 2014

Nuveen Investment Trust II
Equity Long/Short Fund	May 21, 2013	May 20, 2013(2)	April 30, 2014(8)
Global Growth Fund	March 1, 2013	April 24, 2009(2)	April 30, 2014
Growth Fund	March 1, 2013	October 22, 2007(1)	April 30, 2014

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders	Date Original Investment Management Agreement Last Approved For Continuance by Board
International Growth Fund	March 1, 2013	April 24, 2009(2)	April 30, 2014
Santa Barbara Dividend Growth Fund	November 13, 2007	October 12, 2007(1)	April 30, 2014
Santa Barbara Global Dividend Growth Fund	June 11, 2012	June 13, 2012(2)	April 30, 2014
Santa Barbara International Dividend Growth Fund	June 11, 2012	June 13, 2012(2)	April 30, 2014
Symphony Dynamic Equity Fund	December 9, 2013	December 14, 2013(2)	April 30, 2014(9)
Symphony International Equity Fund	May 27, 2008	June 2, 2008(2)	April 30, 2014
Symphony Large-Cap Growth Fund	November 13, 2007	October 12, 2007(1)	April 30, 2014
Symphony Low Volatility Equity Fund	November 13, 2007	October 12, 2007(1)	April 30, 2014
Symphony Mid-Cap Core Fund	November 13, 2007	October 12, 2007(1)	April 30, 2014
Symphony Small Cap Core Fund	December 9, 2013	December 14, 2013(2)	April 30, 2014(9)
Tradewinds Emerging Markets Fund	December 29, 2008	January 5, 2009(2)	April 30, 2014
Tradewinds Global All-Cap Fund	November 30, 2007	November 30, 2007(1)	April 30, 2014
Tradewinds International Value Fund	November 30, 2007	November 30, 2007(1)	April 30, 2014
Tradewinds Japan Fund	December 29, 2008	January 5, 2009(2)	April 30, 2014
Winslow Large-Cap Growth Fund	November 29, 2008	May 14, 2009(2)	April 30, 2014

Nuveen Investment Trust III
Symphony Credit Opportunities Fund	April 28, 2010	April 28, 2010(2)	April 30, 2014
Symphony Dynamic Credit Fund	December 30, 2013	January 16, 2014(2)	April 30, 2014(9)
Symphony Floating Rate Income Fund	May 2, 2011	May 4, 2011(2)	April 30, 2014
Symphony High Yield Bond Fund	December 10, 2012	December 11, 2012(2)	April 30, 2014

Nuveen Investment Trust V
Gresham Diversified Commodity Strategy Fund	July 30, 2012	August 22, 2012(2)	April 30, 2014
Gresham Long/Short Commodity Strategy Fund	July 30, 2012	August 22, 2012(2)	April 30, 2014
NWQ Flexible Income Fund	December 8, 2009	December 9, 2009(2)	April 30, 2014
Preferred Securities Fund	November 13, 2007	October 12, 2007(1)	April 30, 2014

(1)	The Original Investment Management Agreement was approved by shareholders in connection with a previous change of control of Nuveen.

(2)	The Original Investment Management Agreement was approved by a Consent of Sole Shareholder.
(3)	Previously, with respect to Concentrated Core Fund, Core Dividend Fund and Equity Market Neutral Fund, the Board initially approved the Original Investment Management Agreement at a meeting held on May 20-22, 2013 in connection with the commencement of operations of the Fund.
(4)	Previously, with respect to Global Tactical Opportunities Plus Fund, the Board initially approved the Original Investment Management Agreement at a meeting held on August 6-8, 2013 in connection with the commencement of operations of the Fund.
(5)	Previously, with respect to Large Cap Core Fund, Large Cap Core Plus Fund and Large Cap Growth Fund, the Board initially approved the Original Investment Management Agreement at a meeting held on May 20-22, 2013 in connection with the commencement of operations of the Fund.
(6)	Previously, with respect to NWQ Global Equity Fund , the Board initially approved the Original Investment Management Agreement at a meeting held on February 25-27, 2014 in connection with the commencement of operations of the Fund.
(7)	Previously, with respect to NWQ Global Equity Income Fund, at a meeting held on November 18-20, 2013, the Board approved an amendment to the Original Investment Management Agreement to revise the fees paid to the Adviser.
(8)	Previously, with respect to Equity Long/Short Fund, at a meeting held on February 26-28, 2013, the Board approved an amendment to the Original Investment Management Agreement to revise the fees paid to the Adviser.
(9)	Previously, with respect to Symphony Dynamic Equity Fund, Symphony Dynamic Credit Fund and Symphony Small Cap Core Fund, the Board initially approved the Original Investment Management Agreement at a meeting held on November 18-20, 2013 in connection with the commencement of operations of the Fund.

Appendix C

INVESTMENT MANAGEMENT FEE INFORMATION

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level	Effective Rate at Breakpoint Level
First $55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Each Fund’s complex-level fee rate is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen Funds pursuant to the schedule above, and making, as appropriate, upward adjustments to that rate based upon the percentage of each Fund’s assets that are not “eligible assets.” Certain Funds (Symphony Low Volatility Equity Fund, Symphony Mid-Cap Core Fund) have merged with former First American Funds and, as a result, a portion of their assets are not “eligible assets.” As a result, not all Funds have the same complex-level fee rate. The maximum overall complex-level fee rate is 0.2000% of a Fund’s average daily net assets, which is based upon complex-level eligible assets of $55 billion, with the overall complex-level fee rate decreasing incrementally (as shown in the table above) for eligible assets above that level. Fund-specific complex-level fee rates will not exceed the maximum overall complex-level fee rate of 0.2000%. Each Fund’s fund-specific complex-level fee rate as of December 31, 2013 is set forth on the following chart.

Fund-Level Fee Rates, Fund-Specific Complex-Level Fee Rate, Effective Management Fee Rate, Management Fees Paid, Fees Paid
to Distributor and Net Assets

Fund	Fiscal Year End	Fund Level Fee		Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Nuveen Investment Trust
Concentrated Core Fund(1)(9)	8/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6500% 0.6375% 0.6250% 0.6125% 0.6000% 0.5750%	0.1686%	0.82%	$1,990	$181	$5,532,446

Core Dividend Fund(1)(9)	8/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5500% 0.5375% 0.5250% 0.5125% 0.5000% 0.4750%	0.1686%	0.72%	$2,069	$280	$6,442,230

Equity Market Neutral Fund(1)(9)	8/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	1.1000% 1.0875% 1.0750% 1.0625% 1.0500% 1.0250%	0.1686%	1.27%	$31,103	$227	$27,210,543

Global Tactical Opportunities Plus Fund(2)(9)	10/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.7500% 0.7375% 0.7250% 0.7125% 0.7000% 0.6750%	0.1686%	0.75%	$2,220	$31	$2,988,804

Fund	Fiscal Year End	Fund Level Fee		Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Global Total Return Bond Fund(9)	6/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.4000% 0.3875% 0.3750% 0.3625% 0.3500% 0.3250%	0.1686%	0.57%	$96,793	$3,581	$18,995,850

Intelligent Risk Conservative Allocation Fund(9)	8/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6000% 0.5875% 0.5750% 0.5625% 0.5500% 0.5250%	0.1686%	0.77%	$9,437	$1,420	$4,607,700

Intelligent Risk Growth Allocation Fund(9)	8/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6000% 0.5875% 0.5750% 0.5625% 0.5500% 0.5250%	0.1686%	0.77%	$10,192	$1,327	$5,688,813

Intelligent Risk Moderate Allocation Fund(9)	8/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6000% 0.5875% 0.5750% 0.5625% 0.5500% 0.5250%	0.1686%	0.77%	$14,257	$2,753	$5,641,475

Fund	Fiscal Year End	Fund Level Fee		Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Large Cap Core Fund(1)(9)	8/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5500% 0.5375% 0.5250% 0.5125% 0.5000% 0.4750%	0.1686%	0.72%	$17,151	$262	$17,022,198

Large Cap Core Plus Fund(1)(9)	8/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	1.0000% 0.9875% 0.9750% 0.9625% 0.9500% 0.9250%	0.1686%	1.17%	$32,716	$180	$28,823,751

Large Cap Growth Fund(1)(9)	8/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5500% 0.5375% 0.5250% 0.5125% 0.5000% 0.4750%	0.1686%	0.72%	$17,092	$251	$23,387,237

Large Cap Value Fund(4)(9)	8/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5500% 0.5375% 0.5250% 0.5125% 0.5000% 0.4750%	0.1686%	0.71%	$422,600	$154,188	$354,470,816

Fund	Fiscal Year End	Fund Level Fee		Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
NWQ Global Equity Fund(3)(9)	6/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6500% 0.6375% 0.6250% 0.6125% 0.6000% 0.5750%	N/A	N/A	N/A	N/A	N/A

NWQ Global Equity Income Fund(9)	6/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6500% 0.6375% 0.6250% 0.6125% 0.6000% 0.5750%	0.1686%	0.67%	$7,387(10)	$4,836	$1,374,471

NWQ Large-Cap Value Fund(9)	6/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5500% 0.5375% 0.5250% 0.5125% 0.5000% 0.4750%	0.1686%	0.69%	$8,141,216	$191,781	$1,608,632,379

NWQ Multi-Cap Value Fund(9)	6/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6300% 0.6175% 0.6050% 0.5925% 0.5800% 0.5550%	0.1686%	0.80%	$1,279,122	$648,602	$163,871,422

Fund	Fiscal Year End	Fund Level Fee		Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
NWQ Small/Mid-Cap Value Fund(9)	6/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6000% 0.5875% 0.5750% 0.5625% 0.5500% 0.5250%	0.1686%	0.77%	$242,486	$34,393	$60,860,967

NWQ Small-Cap Value Fund(9)	6/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.7500% 0.7375% 0.7250% 0.7125% 0.7000% 0.6750%	0.1686%	0.92%	$1,156,018	$69,986	$212,041,737

Tradewinds Value Opportunities Fund(9)	6/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6300% 0.6175% 0.6050% 0.5925% 0.5800% 0.5550%	0.1686%	0.78%	$5,927,264	$2,555,379	$565,691,960

Nuveen Investment Trust II

Equity Long/Short Fund(4)(9)	8/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	1.1000% 1.0875% 1.0750% 1.0625% 1.0500% 1.0250%	0.1686%	1.27%	$4,724	$155	$12,973,573

Fund	Fiscal Year End	Fund Level Fee		Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Global Growth Fund(9)	7/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6500% 0.6375% 0.6250% 0.6125% 0.6000% 0.5750%	0.1686%	0.82%	$21,704	$5,696	$11,600,431

Growth Fund(4)(9)	8/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5000% 0.4875% 0.4750% 0.4625% 0.4500% 0.4250%	0.1686%	0.67%	$19,432	$6,824	$41,923,350

International Growth Fund(9)	7/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6500% 0.6375% 0.6250% 0.6125% 0.6000% 0.5750%	0.1686%	0.82%	$211,565	$9,123	$102,168,242

Santa Barbara Dividend Growth Fund(9)	7/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5000% 0.4875% 0.4750% 0.4625% 0.4500% 0.4250%	0.1686%	0.62%	$10,603,562	$3,497,885	$2,474,599,444

Fund	Fiscal Year End	Fund Level Fee		Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Santa Barbara Global Dividend Growth Fund(9)	7/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6500% 0.6375% 0.6250% 0.6125% 0.6000% 0.5750%	0.1686%	0.82%	$20,599	$4,731	$6,900,509

Santa Barbara International Dividend Growth Fund(9)	7/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6500% 0.6375% 0.6250% 0.6125% 0.6000% 0.5750%	0.1686%	0.82%	$10,306	$1,054	$2,173,082

Symphony Dynamic Equity Fund(5)(9)	6/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	1.1000% 1.0875% 1.0750% 1.0625% 1.0500% 1.0250%	0.1686%	N/A	N/A	N/A	$2,059,845

Symphony International Equity Fund(9)	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6000% 0.5875% 0.5750% 0.5625% 0.5500% 0.5250%	0.1686%	0.77%	$46,437	$1,970	$8,276,698

Fund	Fiscal Year End	Fund Level Fee		Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Symphony Large-Cap Growth Fund(9)	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5000% 0.4875% 0.4750% 0.4625% 0.4500% 0.4250%	0.1686%	0.67%	$719,279	$328,820	$154,706,570

Symphony Low Volatility Equity Fund(9)	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5000% 0.4875% 0.4750% 0.4625% 0.4500% 0.4250%	0.1960%	0.67%	$35,632(11)	$11,974	$69,518,753

Symphony Mid-Cap Core Fund(9)	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5500% 0.5375% 0.5250% 0.5125% 0.5000% 0.4750%	0.1935%	0.72%	$35,675	$14,770	$37,846,288

Symphony Small Cap Core Fund(6)(9)	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.7000% 0.6875% 0.6750% 0.6625% 0.6500% 0.6250%	0.1686%	N/A	N/A	N/A	$1,040,366

Fund	Fiscal Year End	Fund Level Fee		Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Tradewinds Emerging Markets Fund(9)	7/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	1.0000% 0.9875% 0.9750% 0.9625% 0.9500% 0.9250%	0.1686%	1.17%	$604,028	$67,537	$32,079,078

Tradewinds Global All-Cap Fund(9)	7/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6900% 0.6775% 0.6650% 0.6525% 0.6400% 0.6150%	0.1686%	0.84%	$3,540,504	$1,291,640	$256,524,392

Tradewinds International Value Fund	7/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.6900% 0.6775% 0.6650% 0.6525% 0.6400% 0.6150%	0.1686%	0.84%	$3,762,774	$912,329	$394,199,262

Tradewinds Japan Fund(9)	7/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.7000% 0.6875% 0.6750% 0.6625% 0.6500% 0.6250%	0.1686%	0.87%	$35,981	$5,447	$4,892,733

Fund	Fiscal Year End	Fund Level Fee		Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Winslow Large-Cap Growth Fund(9)	7/31	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5500% 0.5375% 0.5250% 0.5125% 0.5000% 0.4750%	0.1686%	0.68%	$9,132,708	$48,043	$1,281,913,655

Nuveen Investment Trust III

Symphony Credit Opportunities Fund(9)	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.4500% 0.4375% 0.4250% 0.4125% 0.4000% 0.3750%	0.1686%	0.60%	$2,483,700(12)	$972,111	$934,470,509

Symphony Dynamic Credit Fund(7)(9)	6/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	1.5500% 1.5375% 1.5250% 1.5125% 1.5000% 1.4750%	N/A	N/A	N/A	N/A	N/A

Symphony Floating Rate Income Fund(9)	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.4500% 0.4375% 0.4250% 0.4125% 0.4000% 0.3750%	0.1686%	0.61%	$819,494	$129,201	$710,804,357

Fund	Fiscal Year End	Fund Level Fee		Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Symphony High Yield Bond Fund(8)(9)	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.4500% 0.4375% 0.4250% 0.4125% 0.4000% 0.3750%	0.1686%	0.62%	$50,545	$9,948	$94,734,068

Nuveen Investment Trust V

Gresham Diversified Commodity Strategy Fund(9)	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.8000% 0.7875% 0.7750% 0.7625% 0.7500% 0.7250%	0.1686%	0.97%	$140,292	$1,028	$19,377,725

Gresham Long/Short Commodity Strategy Fund(9)	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	1.0000% 0.9875% 0.9750% 0.9625% 0.9500% 0.9250%	0.1686%	1.17%	$83,391	$1,683	$8,019,676

NWQ Flexible Income Fund(9)	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5500% 0.5375% 0.5250% 0.5125% 0.5000% 0.4750%	0.1686%	0.72%	$121,153	$41,742	$36,515,891

Fund	Fiscal Year End	Fund Level Fee		Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During last Fiscal Year†	Fees Paid to the Adviser During Last Fiscal Year	Fees Paid to the Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
		Fund Average Daily Net Assets	Fee Rate
Preferred Securities Fund(9)	9/30	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.5500% 0.5375% 0.5250% 0.5125% 0.5000% 0.4750%	0.1686%	0.69%	$8,211,386	$2,576,228	$1,104,749,549

†	Management fees (net of fee waivers and expense reimbursements, where applicable) paid to the Adviser during the Fund’s last fiscal year as a percentage of average daily net assets.
(1)	Each of Concentrated Core Fund, Core Dividend Fund, Equity Market Neutral Fund, Large Cap Core Fund, Large Cap Plus Fund and Large Cap Growth Fund commenced operations on June 17, 2013.
(2)	Global Tactical Opportunities Plus Fund commenced operations on September 26, 2013.
(3)	NWQ Global Equity Fund commenced operations on April 1, 2014.
(4)	For Equity Long/Short Fund and Growth Fund, due to a fiscal year end change, the amounts reflect management and distributor fees for a one month fiscal period ended August 31, 2013. For the fiscal year ended July 31, 2013, Equity Long/Short Fund and Growth Fund paid management fees of $15,129 and $202,091, respectively, and distributor fees of $753 and $62,619, respectively. For Large Cap Value Fund, due to a fiscal year end change, the amounts reflect management and distributor fees for a two month fiscal period ended August 31, 2013. For the fiscal year ended June 30, 2013, Large Cap Value Fund paid management fees of $2,236,994 and distributor fees of $853,922.
(5)	Symphony Dynamic Equity Fund commenced operations on December 12, 2013.
(6)	Symphony Small Cap Core Fund commenced operations on December 10, 2013.
(7)	Symphony Dynamic Credit Fund commenced operations on January 15, 2014.
(8)	Symphony High Yield Bond Fund commenced operations on December 10, 2012.
(9)	The Adviser has agreed to waive fees and/or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the amount of average daily net assets of any class of Fund shares as set forth in the table below and for the time periods as stated in the table below. Such expense limitations may be terminated or modified prior to that date only with the approval of the Board of the Fund. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Fund	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Nuveen Investment Trust
Concentrated Core Fund	1.000%	July 31, 2016	—
Core Dividend Fund	0.950%	July 31, 2016	—
Equity Market Neutral Fund	1.400%	July 31, 2016	—
Global Tactical Opportunities Plus Fund	1.100%	February 28, 2016	—
Global Total Return Bond Fund	0.750%	October 31, 2014	—
Intelligent Risk Conservative Allocation Fund	0.710%	December 31, 2014	—
Intelligent Risk Growth Allocation Fund	0.710%	December 31, 2014	—
Intelligent Risk Moderate Allocation Fund	0.710%	December 31, 2014	—
Large Cap Core Fund	0.950%	July 31, 2016	—
Large Cap Core Plus Fund	1.250%	July 31, 2016	—
Large Cap Growth Fund	0.950%	July 31, 2016	—
Large Cap Value Fund	—	—	1.20%
NWQ Global Equity Fund(10)	1.000%	October 31, 2016	—
NWQ Global Equity Income Fund	1.000%	October 31, 2016	—
NWQ Large-Cap Value Fund	—	—	1.350%
NWQ Multi-Cap Value Fund	1.130%	October 31, 2014	—
NWQ Small/Mid-Cap Value Fund	1.100%	October 31, 2014	1.450%
NWQ Small-Cap Value Fund	—	—	1.500%
Tradewinds Value Opportunities Fund	—	—	1.500%

Nuveen Investment Trust II
Equity Long/Short Fund	1.400%	July 31, 2016	—
Global Growth Fund	1.200%	November 30, 2014	1.450%
Growth Fund	1.000%	December 31, 2014	1.400%
International Growth Fund	1.200%	November 30, 2014	1.450%
Santa Barbara Dividend Growth Fund	—	—	1.250%
Santa Barbara Global Dividend Growth Fund	1.200%	November 30, 2014	—
Santa Barbara International Dividend Growth Fund	1.200%	November 30, 2014	—
Symphony Dynamic Equity Fund	1.400%	December 31, 2015	—
Symphony International Equity Fund	1.130%	January 31, 2015	1.380%
Symphony Large-Cap Growth Fund	1.000%	January 31, 2015	1.350%

Fund	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Symphony Low Volatility Equity Fund(11)	0.800%	January 31, 2015	1.450%
Symphony Mid-Cap Core Fund	1.150%	January 31, 2015	1.400%
Symphony Small Cap Core Fund	1.150%	December 31, 2015	—
Tradewinds Emerging Markets Fund	1.500%	November 30, 2014	1.850%
Tradewinds Global All-Cap Fund	—	—	1.550%
Tradewinds Japan Fund	1.250%	November 30, 2014	1.500%
Winslow Large-Cap Growth Fund	0.820%	November 30, 2014	1.250%

Nuveen Investment Trust III
Symphony Credit Opportunities Fund(12)	—	—	1.350%
Symphony Dynamic Credit Fund	2.000%	December 31, 2015	—
Symphony Floating Rate Income Fund	0.850%	January 31, 2015	1.10%
Symphony High Yield Bond Fund	0.850%	January 31, 2015	—

Nuveen Investment Trust V
Gresham Diversified Commodity Strategy Fund	1.100%	January 31, 2015	—
Gresham Long/Short Commodity Strategy Fund	1.500%	January 31, 2015	—
NWQ Flexible Income Fund	0.750%	January 31, 2015	1.250%
Preferred Securities Fund	—	—	1.250%

(10)	Prior to February 14, 2014, NWQ Global Equity Income Fund was subject to an expense cap pursuant to which the Adviser had agreed to waive fees and/or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% of average daily net assets of any class of Fund shares.
(11)	Prior to October 29, 2014, Symphony Low Volatility Equity Fund was subject to an expense cap pursuant to which the Adviser had agreed to waive fees and/or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of average daily net assets of any class of Fund shares.
(12)	Prior to February 1, 2014, Symphony Credit Opportunities Fund was subject to an expense cap pursuant to which the Adviser had agreed to waive fees and/or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% of average daily net assets of any class of Fund shares.

Appendix D

DATES RELATING TO ORIGINAL SUB-ADVISORY AGREEMENTS

Fund	Sub-Adviser	Date of Original Sub- Advisory Agreement	Date Original Investment Sub- Advisory Agreement Last Approved by Shareholders	Date Original Sub-Advisory Agreement Last Approved For Continuance by Board
Nuveen Investment Trust
Concentrated Core Fund	NAM	June 17, 2013	June 17, 2013(2)	April 30, 2014(3)
Core Dividend Fund	NAM	June 17, 2013	June 17, 2013(2)	April 30, 2014(3)
Equity Market Neutral Fund	NAM	June 17, 2013	June 17, 2013(2)	April 30, 2014(3)
Global Tactical Opportunities Plus Fund	NAM	August 13, 2013	October 1, 2013(2)	April 30, 2014(4)
Global Total Return Bond Fund	NAM	November 29, 2011	December 1, 2011(2)	April 30, 2014
Intelligent Risk Conservative Allocation Fund	NAM	May 4, 2012	May 7, 2012(2)	April 30, 2014
Intelligent Risk Growth Allocation Fund	NAM	May 4, 2012	May 7, 2012(2)	April 30, 2014
Intelligent Risk Moderate Allocation Fund	NAM	May 4, 2012	May 7, 2012(2)	April 30, 2014
Large Cap Core Fund	NAM	June 17, 2013	June 17, 2013(2)	April 30, 2014(5)
Large Cap Core Plus Fund	NAM	June 17, 2013	June 17, 2013(2)	April 30, 2014(5)
Large Cap Growth Fund	NAM	June 17, 2013	June 17, 2013(2)	April 30, 2014(5)
Large Cap Value Fund	NAM	June 24, 2013	October 12, 2007(1)	April 30, 2014
NWQ Global Equity Fund	NWQ	April 1, 2014	April 1, 2014(2)	April 30, 2014(6)
NWQ Global Equity Income Fund	NWQ	September 14, 2009 as amended February 14, 2014	February 14, 2014(2)	April 30, 2014(7)
NWQ Large-Cap Value Fund	NWQ	November 13, 2007	November 12, 2007(1)	April 30, 2014
NWQ Multi-Cap Value Fund	NWQ	November 30, 2007	November 30, 2007(1)	April 30, 2014
NWQ Small/Mid-Cap Value Fund	NWQ	November 13, 2007	October 12, 2007(1)	April 30, 2014
NWQ Small-Cap Value Fund	NWQ	November 13, 2007	October 22, 2007(1)	April 30, 2014
Tradewinds Value Opportunities Fund	Tradewinds	November 30, 2007	November 30, 2007(1)	April 30, 2014

Nuveen Investment Trust II
Equity Long/Short Fund	NAM	May 21, 2013	May 20, 2013(2)	April 30, 2014(8)
Global Growth Fund	NAM	March 1, 2013	April 24, 2009(2)	April 30, 2014(8)
Growth Fund	NAM	March 1, 2013	February 22, 2013(2)	April 30, 2014(8)
International Growth Fund	NAM	March 1, 2013	April 24, 2009(2)	April 30, 2014(8)

Fund	Sub-Adviser	Date of Original Sub- Advisory Agreement	Date Original Investment Sub- Advisory Agreement Last Approved by Shareholders	Date Original Sub-Advisory Agreement Last Approved For Continuance by Board
Santa Barbara Dividend Growth Fund	Santa Barbara	November 13, 2007	October 12, 2007(1)	April 30, 2014
Santa Barbara Global Dividend Growth Fund	Santa Barbara	May 29, 2012	June 13, 2012(2)	April 30, 2014
Santa Barbara International Dividend Growth Fund	SBAM	May 29, 2012	June 13, 2012(2)	April 30, 2014
Symphony Dynamic Equity Fund	Symphony	December 9, 2013	December 14, 2013(2)	April 30, 2014(9)
Symphony International Equity Fund	Symphony	May 27, 2008	June 2, 2008(2)	April 30, 2014
Symphony Large-Cap Growth Fund	Symphony	November 13, 2007	October 12, 2007(1)	April 30, 2014
Symphony Low Volatility Equity Fund	Symphony	November 13, 2007	October 12, 2007(1)	April 30, 2014
Symphony Mid-Cap Core Fund	Symphony	November 13, 2007	October 12, 2007(1)	April 30, 2014
Symphony Small Cap Core Fund	Symphony	December 9, 2013	December 14, 2013(2)	April 30, 2014(9)
Tradewinds Emerging Markets Fund	Tradewinds	December 29, 2008	January 5, 2009(2)	April 30, 2014
Tradewinds Global All-Cap Fund	Tradewinds	November 30, 2007	November 30, 2007(1)	April 30, 2014
Tradewinds International Value Fund	Tradewinds	November 30, 2007	November 30, 2007(1)	April 30, 2014
Tradewinds Japan Fund	Tradewinds	December 29, 2008	January 5, 2009(2)	April 30, 2014
Winslow Large-Cap Growth Fund	Winslow	April 24, 2009	May 14, 2009(2)	April 30, 2014

Nuveen Investment Trust III
Symphony Credit Opportunities Fund	Symphony	April 28, 2010	April 28, 2010(2)	April 30, 2014
Symphony Dynamic Credit Fund	Symphony	December 30, 2013	January 16, 2014(2)	April 30, 2014(9)
Symphony Floating Rate Income Fund	Symphony	May 2, 2011	May 4, 2011(2)	April 30, 2014
Symphony High Yield Bond Fund	Symphony	December 10, 2012	December 11, 2012(2)	April 30, 2014

Nuveen Investment Trust V
Gresham Diversified Commodity Strategy Fund	Gresham	July 23, 2012	August 22, 2012(2)	April 30, 2014
	NAM	July 30, 2012	August 22, 2012(2)	April 30, 2014
Gresham Long/Short Commodity Strategy Fund	Gresham	July 23, 2012	August 22, 2012(2)	April 30, 2014
	NAM	July 30, 2012	August 22, 2012(2)	April 30, 2014
NWQ Flexible Income Fund	NWQ	December 8, 2009	December 9, 2009(2)	April 30, 2014
Preferred Securities Fund	NAM	January 1, 2011	†	April 30, 2014

(1)	The Original Sub-Advisory Agreement was approved by shareholders in connection with a previous change of control of Nuveen.
(2)	The Original Sub-Advisory Agreement was approved by a Consent of Sole Shareholder.
(3)	Previously, with respect to Concentrated Core Fund, Core Dividend Fund and Equity Market Neutral Fund, the Board initially approved the Original Sub-Advisory Agreement at a meeting held on May 20-22, 2013 in connection with the commencement of operations of the Fund.

(4)	Previously, with respect to Global Tactical Opportunities Plus Fund, the Board initially approved the Original Sub-Advisory Agreement at a meeting held on August 6-8, 2013 in connection with the commencement of operations of the Fund.
(5)	Previously, with respect to Large Cap Core Fund, Large Cap Core Plus Fund and Large Cap Growth Fund, the Board initially approved the Original Sub-Advisory Agreement at a meeting held on May 20-22, 2013 in connection with the commencement of operations of the Fund.
(6)	Previously, with respect to NWQ Global Equity Fund, the Board initially approved the Original Sub-Advisory Agreement at a meeting held on February 25-27, 2014 in connection with the commencement of operations of the Fund.
(7)	Previously, with respect to NWQ Global Equity Income Fund, at a meeting held on November 18-20, 2013, the Board approved an amendment to the Original Sub-Advisory Agreement to revise the fees paid to the Sub-Adviser.
(8)	Previously, with respect to Growth Fund, Global Growth Fund, Equity Long/Short Fund and International Growth Fund, at a meeting held on February 26-28, 2013, the Board approved a transfer of the sub-advisory agreement from SBAM to NAM.
(9)	Previously, with respect to Symphony Dynamic Equity Fund, Symphony Dynamic Credit Fundand Symphony Small Cap Core Fund, the Board initially approved the Original Sub-Advisory Agreement at a meeting held on November 18-20, 2013 in connection with the commencement of operations of the Fund.

†	Prior to January 1, 2011, the Fund was managed by the Adviser. Effective January 1, 2011, the Adviser formed a subsidiary, NAM, to house its portfolio management capabilities and entered into an investment sub-advisory agreement between the Adviser and NAM with respect to the Fund. The date shareholders last approved the Original Investment Management Agreement between the Fund and the Adviser is set forth in Appendix A.

Appendix E

SUB-ADVISORY FEE RATES AND SUB-ADVISORY FEES PAID

Fund	Fiscal Year End	Sub-Advisor	Sub-Advisory Fee as a Percentage of the Net Management Fee Paid by the Fund to the Adviser	Fees Paid to the Sub- Adviser During Last Fiscal Year	Net Assets as of 12/31/2013
Nuveen Investment Trust
Concentrated Core Fund(1)	8/31	NAM	50.0000%	$0	$5,532,446
Core Dividend Fund(1)	8/31	NAM	50.0000%	$0	$6,442,230
Equity Market Neutral Fund(1)	8/31	NAM	50.0000%	$6,844	$27,210,543
Global Tactical Opportunities Plus Fund(2)	10/31	NAM	50.0000%	$0	$2,988,804
Global Total Return Bond Fund	6/30	NAM	50.0000%	$7,322	$18,995,850
Intelligent Risk Conservative Allocation Fund	8/31	NAM	50.0000%	$180	$4,607,700
Intelligent Risk Growth Allocation Fund	8/31	NAM	50.0000%	$172	$5,688,813
Intelligent Risk Moderate Allocation Fund	8/31	NAM	50.0000%	$198	$5,641,475
Large Cap Core Fund(1)	8/31	NAM	50.0000%	$3,232	$17,022,198
Large Cap Core Plus Fund(1)	8/31	NAM	50.0000%	$7,090	$28,823,751
Large Cap Growth Fund(1)	8/31	NAM	50.0000%	$3,244	$23,387,237
Large Cap Value Fund(10)	8/31	NAM	50.0000%	$211,300	$354,470,816
NWQ Global Equity Fund(3)	6/30	NWQ	50.0000%	N/A	N/A
NWQ Global Equity Income Fund	6/30	NWQ	50.0000%	$0	$1,374,471
NWQ Large-Cap Value Fund	6/30	NWQ	50.0000%	$4,059,791	$1,608,632,379
NWQ Multi-Cap Value Fund	6/30	NWQ	50.0000%	$611,093	$163,871,422
NWQ Small/Mid-Cap Value Fund	6/30	NWQ	50.0000%	$117,070	$60,860,967
NWQ Small-Cap Value Fund	6/30	NWQ	50.0000%	$576,881	$212,041,737
Tradewinds Value Opportunities Fund	6/30	Tradewinds	50.0000%	$2,612,190	$565,691,960

Nuveen Investment Trust II
Equity Long/Short Fund(4)	8/31	NAM	50.0000%	N/A	$12,973,573
Global Growth Fund(9)	7/31	NAM	50.0000%	$0	$11,600,431

Fund	Fiscal Year End	Sub-Advisor	Sub-Advisory Fee as a Percentage of the Net Management Fee Paid by the Fund to the Adviser	Fees Paid to the Sub- Adviser During Last Fiscal Year	Net Assets as of 12/31/2013
Growth Fund(4)	8/31	NAM	50.0000%	$7,365	$41,923,350
International Growth Fund(9)	7/31	NAM	50.0000%	$25,235	$102,168,242
Santa Barbara Dividend Growth Fund	7/31	SBAM	50.0000%	$5,253,530	$2,474,599,444
Santa Barbara Global Dividend Growth Fund	7/31	SBAM	50.0000%	$6,754	$6,900,509
Santa Barbara International Dividend Growth Fund	7/31	SBAM	50.0000%	$8,865	$2,173,082
Symphony Dynamic Equity Fund(5)	6/30	Symphony	50.0000%	N/A	$2,059,845
Symphony International Equity Fund	9/30	Symphony	50.0000%	$0	$8,276,698
Symphony Large-Cap Growth Fund	9/30	Symphony	50.0000%	$358,803	$154,706,570
Symphony Low Volatility Equity Fund	9/30	Symphony	50.0000%	$2,113	$69,518,753
Symphony Mid-Cap Core Fund	9/30	Symphony	50.0000%	$3,174	$37,846,288
Symphony Small Cap Core Fund(6)	9/30	Symphony	50.0000%	N/A	$1,040,366
Tradewinds Emerging Markets Fund	7/31	Tradewinds	60.0000%	$229,329	$32,079,078
Tradewinds Global All-Cap Fund	7/31	Tradewinds	50.0000%	$1,528,709	$256,524,392
Tradewinds International Value Fund	7/31	Tradewinds	50.0000%	$1,608,158	$394,199,262
Tradewinds Japan Fund	7/31	Tradewinds	60.0000%	$398	$4,892,733
Winslow Large-Cap Growth Fund	7/31	Winslow	50.0000%	$4,404,567	$1,281,913,655

Nuveen Investment Trust III
Symphony Credit Opportunities Fund	9/30	Symphony	50.0000%	$1,241,850	$934,470,509
Symphony Dynamic Credit Fund(7)	6/30	Symphony	57.0000%	N/A	N/A
Symphony Floating Rate Income Fund	9/30	Symphony	50.0000%	$392,582	$710,804,357
Symphony High Yield Bond Fund(8)	9/30	Symphony	50.0000%	$20,177	$94,734,068

Nuveen Investment Trust V
Gresham Diversified Commodity Strategy Fund	9/30	Gresham	47.0000%	$7,179	$19,377,725
		NAM	10.0000%	$1,527
Gresham Long/Short Commodity Strategy Fund	9/30	Gresham	47.5000%	$4,210	$8,019,676
		NAM	8.3300%	$738
NWQ Flexible Income Fund	9/30	NWQ	50.0000%	$6,448	$36,515,891
Preferred Securities Fund	9/30	NAM	60.0000%	$4,926,832	$1,104,749,549

(1)	Each of Concentrated Core Fund, Core Dividend Fund, Equity Market Neutral Fund, Large Cap Core Fund, Large Cap Plus Fund and Large Cap Growth Fund commenced operations on June 17, 2013.

(2)	Global Tactical Opportunities Plus Fund commenced operations on September 26, 2013.
(3)	NWQ Global Equity Fund commenced operations on April 1, 2014.
(4)	For Equity Long/Short Fund and Growth Fund, due to a fiscal year end change, the amount reflects sub-advisory fees for a one month fiscal period ended August 31, 2013. For the fiscal year ended July 31, 2013, the Adviser paid sub-advisory fees to NAM with respect to Equity Long/Short Fund and Growth Fund of $0 and $27,692, respectively, to NAM and $0 and $43,019, respectively, to Santa Barbara (which managed each fund prior to June 24, 2013).
(5)	Symphony Dynamic Equity Fund commenced operations on December 12, 2013.
(6)	Symphony Small Cap Core Fund commenced operations on December 10, 2013.
(7)	Symphony Dynamic Credit Fund commenced operations on January 15, 2014.
(8)	Symphony High Yield Bond Fund commenced operations on December 10, 2012.
(9)	Prior to June 24, 2013, SBAM served as sub-adviser to Global Growth Fund and International Growth Fund. Sub-Advisory fees paid to SBAM during the last fiscal year were $2,965 for Global Growth Fund and $19,415 for International Growth Fund.
(10)	For Large Cap Value Fund, due to a fiscal year change, the amount reflects sub-advisory fees for a two month fiscal period ended August 31, 2013. For the fiscal year ended June 30, 2013, sub-advisory fees paid to NAM were $377,484. Symphony and Institutional Capital LLC were terminated as sub-advisers to Large Cap Value Fund effective June 24, 2013. Sub-advisory fees paid to Symphony and Institutional Capital LLC during the fiscal year ended June 30, 2013 were $369,734 and $355,732, respectively.

Appendix F

FEE RATES AND NET ASSETS OF OTHER FUNDS ADVISED BY SUB-ADVISERS

WITH SIMILAR INVESTMENT OBJECTIVES TO THE FUNDS

Fund	Sub-Adviser	Similar Fund	Fee Rate	Net Assets (as of 12/31/2013)
Santa Barbara Dividend Growth Fund	SBAM	Wilshire Variable Insurance Trust Funds Equity Fund	0.40% on first $100 million in net assets; 0.37% on net assets in excess of $100 million	$32.8 million

NWQ Small Cap Value Fund	NWQ	Wilshire Small Company Value Fund	0.77% of assets	$19.6 million

NWQ Small/Mid Cap Value Fund	NWQ	Mercer US Small/Mid Cap Value Equity Fund	0.90 of 1% of assets up to $750 million; 0.88 of 1% of assets in excess of $750 million	$119.0 million

NWQ Large Cap Value Fund	NWQ	Russell Tax Managed US Large Cap Fund	0.22% of assets	$120.4 million

Tradewinds International Value Fund	Tradewinds	SEI Institutional International Trust — International Equity Fund	0.45% of the average daily value of the assets on the first $250 million; 0.40% of the average daily value of the assets over $250 million	$369.3 million

Winslow Large-Cap Growth Fund	Winslow	MainStay Large Cap Growth Fund	First $100 million: 0.40% Next $250 million: 0.35% Next $250 million: 0.30% Next $400 million: 0.250% Next $1.5 billion: 0.20% Next $2.5 billion: 0.24% Over $5 billion: 0.25%	$20.11 billion

Fund	Sub-Adviser	Similar Fund	Fee Rate	Net Assets (as of 12/31/2013)
Winslow Large-Cap Growth Fund (cont.)		MainStay Variable Product Large Cap Growth Portfolio	First $100 million: 0.40% Next $250 million: 0.35% Next $250 million: 0.30% Next $400 million: 0.25% Next $1.5 billion: 0.20% Next $1.5 billion: 0.24% Over $5 billion: 0.25%	$754.0 million

		HSBC Growth Portfolio	First $250 million: 0.40% Next $250 million: 0.35% Next $250 million: 0.30% Next $250 million: 0.25% Over $1 billion: 0.20%	$91.8 million

		Nationwide Variable Insurance Trust — Multi-Manager Large Cap Growth Fund	First $100 million: 0.40% Next $250 million: 0.35% Next $250 million: 0.30% Next $400 million: 0.25% Next $1.5 billion: 0.20% Next $1 billion: 0.23% Next $1.5 billion: 0.24% Over $5 billion: 0.25%	$531.6 million(1)

		USAA Aggressive Growth Fund	First $100 million: 0.40% Next $250 million: 0.35% Next $250 million: 0.30% Next $400 million: 0.25%	$668.4 million(1)

Fund	Sub-Adviser	Similar Fund	Fee Rate	Net Assets (as of 12/31/2013)
Winslow Large-Cap Growth Fund (cont.)		Columbia Funds Variable Series Trust — Variable Portfolio — Nuveen Winslow Large Cap Growth Fund	First $100 million: 0.40% Next $250 million: 0.35% Next $250 million: 0.30% Next $400 million: 0.25% Next $1.5 billion: 0.20% Next $1 billion: 0.23% Next $1.5 billion: 0.24% Over $5 billion: 0.25%	$1.33 billion
(1)	Multi-Manager Fund. Only a portion of the fund’s assets are managed by Winslow.

Appendix G

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISERS

	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
Adviser/Sub-Adviser	Name	Address	Principal Occupation
Nuveen Fund Advisors	William Adams IV Thomas S. Schreier, Jr.	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Co-President Co-President	Gifford R. Zimmerman Margo L. Cook Stephen D. Foy Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme William Adams IV Thomas S. Schreier, Jr.

Gresham	Dr. Henry G. Jarecki Jonathan S. Spencer	257 Park Avenue South New York, NY 10010 257 Park Avenue South New York, NY 10010	Chairman President	William Adams IV

NAM	Thomas S. Schreier, Jr. William T. Huffman	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	Chairman President	Gifford R. Zimmerman Scott S. Grace Kevin J. McCarthy Kathleen L. Prudhomme Thomas S. Schreier, Jr.

NWQ	Jon Bosse John Conlin	2049 Century Park East Los Angeles, CA 90067 2049 Century Park East Los Angeles, CA 90067	Co-President Co-President	Gifford R. Zimmerman Kevin J. McCarthy Scott S. Grace

G-1

	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser/Sub-Adviser
Adviser/Sub-Adviser	Name	Address	Principal Occupation

SBAM	James Boothe	2049 Century Park East Los Angeles, CA 90067	Chief Investment Officer	Gifford R. Zimmerman Kevin J. McCarthy Scott S. Grace

Symphony	Gunther Stein	555 California Street San Francisco, CA 94104	Chief Executive Officer and Chief Investment Officer	Gifford R. Zimmerman Kevin J. McCarthy Scott S. Grace

Tradewinds	Jeff Cusack	2049 Century Park East Los Angeles, CA 90067	President and Executive Managing Director	Scott S. Grace

Winslow	Clark Winslow	4720 IDS Tower 80 South Eighth Street Minneapolis, MN 55402	Chief Executive Officer	Gifford R. Zimmerman Kevin J. McCarthy Scott S. Grace

G-2

Appendix H

SHARE OWNERSHIP

Dollar Range of Equity Securities

The following table lists the dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and in all Nuveen funds overseen by the Board Member or nominee as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member or nominee.

	Independent Board Members										Interested Board Member Nominees
Fund	Bremner	Evans	Hunter	Kundert	Nelson(3)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
Nuveen Investment Trust
Concentrated Core Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Core Dividend Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Equity Market Neutral Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Tactical Opportunities Plus Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Total Return Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$1 - $10,000	$0	$0
Intelligent Risk Conservative Allocation Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intelligent Risk Growth Allocation Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intelligent Risk Moderate Allocation Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Core Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Core Plus Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Large Cap Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$50,001 - $100,000	$0	$0
Large Cap Value Fund	$0	Over $100,000	$0	$0	$0	Over $100,000	Over $100,000	$0	$0	$0	$0	$0
NWQ Global Equity Fund(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Global Equity Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Large-Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

	Independent Board Members										Interested Board Member Nominees
Fund	Bremner	Evans	Hunter	Kundert	Nelson(3)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
NWQ Multi-Cap Value Fund	$0	Over $100,000	Over $100,000	Over $100,000	$0	$0	Over $100,000	$0	$0	$10,001 - $50,000	$0	$0
NWQ Small/Mid-Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$50,001 - $100,000	$0	$0
NWQ Small-Cap Value Fund	$0	Over $100,000	Over $100,000	$0	$0	$0	Over $100,000	$0	$0	$10,001 - $50,000	$0	$0
Tradewinds Value Opportunities Fund	$50,001 - $100,000	Over $100,000	$0	Over $100,000	$0	$0	Over $100,000	$0	$0	$0	$0	$0

Nuveen Investment Trust II
Equity Long/Short Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001 - $50,000	$0	$0
Global Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
International Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$0
Santa Barbara Dividend Growth Fund	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$0	Over $100,000	Over $100,000	$0	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000
Santa Barbara Global Dividend Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001 - $50,000	$0	$0
Santa Barbara International Dividend Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Dynamic Equity Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony International Equity Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Large-Cap Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Low Volatility Equity Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Mid-Cap Core Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Small Cap Core Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tradewinds Emerging Markets Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tradewinds Global All-Cap Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001 - $50,000

	Independent Board Members										Interested Board Member Nominees
Fund	Bremner	Evans	Hunter	Kundert	Nelson(3)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
Tradewinds International Value Fund	$0	Over $100,000	$0	Over $100,000	$0	$0	Over $100,000	$10,001 - $50,000	$0	$0	$0	$0
Tradewinds Japan Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Winslow Large-Cap Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$10,001 - $50,000

Nuveen Investment Trust III
Symphony Credit Opportunities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000	Over $100,000	$0
Symphony Dynamic Credit Fund(2)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Floating Rate Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	Over $100,000
Symphony High Yield Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Nuveen Investment Trust V
Gresham Diversified Commodity Strategy Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Gresham Long/Short Commodity Strategy Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$1 - $10,000	$0	$0
NWQ Flexible Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001 - $50,000	$0	$0
Preferred Securities Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$0
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member or Nominee in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$0	Over $100,000	Over $100,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000

(1)	NWQ Global Equity Fund commenced operations on April 1, 2014.
(2)	Symphony Dynamic Credit Fund commenced operations on January 15, 2014.
(3)	John K. Nelson was appointed as a Board Member of each Trust effective as of September 1, 2013.

Fund Shares Owned By Board Members And Executive Officers*

The following table sets forth, for each Board Member and nominee and for the Board Members, nominees and executive officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2013. The information as to beneficial ownership is based on statements furnished by each Board Member, nominee and executive officer.

	Independent Board Members										Interested Board Member Nominees		All Board Members, Nominees and Executive Officers as a Group
Fund	Bremner	Evans	Hunter	Kundert	Nelson(3)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
Nuveen Investment Trust
Concentrated Core Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Core Dividend Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Equity Market Neutral Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Global Tactical Opportunities Plus Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Global Total Return Bond Fund	0	0	0	0	0	0	0	0	0	500	0	0	500
Intelligent Risk Conservative Allocation Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Intelligent Risk Growth Allocation Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Intelligent Risk Moderate Allocation Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Large Cap Core Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Large Cap Core Plus Fund	0	0	0	0	0	0	0	0	0	0	0	13,322	13,322
Large Cap Growth Fund	0	0	0	0	0	0	0	0	0	2,306	0	0	2,306
Large Cap Value Fund	0	9,466	0	0	0	59,442	5,872	0	0	0	0	0	74,780
NWQ Global Equity Fund(1)	0	0	0	0	0	0	0	0	0	0	0	0	0
NWQ Global Equity Income Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
NWQ Large-Cap Value Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
NWQ Multi-Cap Value Fund	0	4,440	9,159	6,310	0	0	5,263	0	0	478	0	0	25,650
NWQ Small/Mid-Cap Value Fund	0	0	0	0	0	0	0	0	0	2,306	0	0	2,306
NWQ Small-Cap Value Fund	0	3,469	8,085	0	0	0	3,775	0	0	773	0	0	16,102
Tradewinds Value Opportunities Fund	1,626	3,098	0	4,058	0	0	3,580	0	0	0	0	0	12,362

	Independent Board Members										Interested Board Member Nominees		All Board Members, Nominees and Executive Officers as a Group
Fund	Bremner	Evans	Hunter	Kundert	Nelson(3)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
Nuveen Investment Trust II
Equity Long/Short Fund	0	0	0	0	0	0	0	0	0	438	0	0	438
Global Growth Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Growth Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
International Growth Fund	0	0	0	0	0	0	0	0	0	2,702	0	0	2,702
Santa Barbara Dividend Growth Fund	3,533	9,025	6,763	14,360	0	42,780	4,210	0	1,883	3,964	15,569	0	102,087
Santa Barbara Global Dividend Growth Fund	0	0	0	0	0	0	0	0	0	1,140	0	0	1,140
Santa Barbara International Dividend Growth Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Symphony Dynamic Equity Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Symphony International Equity Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Symphony Large-Cap Growth Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Symphony Low Volatility Equity Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Symphony Mid-Cap Core Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Symphony Small Cap Core Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Tradewinds Emerging Markets Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Tradewinds Global All-Cap Fund	0	0	0	0	0	0	0	0	0	0	0	733	733
Tradewinds International Value Fund	0	7,607	0	5,454	0	0	5,015	1,597	0	0	0	0	19,673
Tradewinds Japan Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Winslow Large-Cap Growth Fund	0	0	0	0	0	0	0	0	0	4,688	0	580	5,268

Nuveen Investment Trust III
Symphony Credit Opportunities Fund	0	0	0	0	0	0	0	0	0	7,912	20,147	0	28,059
Symphony Dynamic Credit Fund(2)	0	0	0	0	0	0	0	0	0	0	0	0	0
Symphony Floating Rate Income Fund	0	0	0	0	0	0	0	0	0	7,521	0	14,324	21,845
Symphony High Yield Bond Fund	0	0	0	0	0	0	0	0	0	0	0	0	0

	Independent Board Members										Interested Board Member Nominees		All Board Members, Nominees and Executive Officers as a Group
Fund	Bremner	Evans	Hunter	Kundert	Nelson(3)	Schneider	Stockdale	Stone	Stringer	Toth	Adams	Schreier
Nuveen Investment Trust V
Gresham Diversified Commodity Strategy Fund	0	0	0	0	0	0	0	0	0	0	0	0	0
Gresham Long/Short Commodity Strategy Fund	0	0	0	0	0	0	0	0	0	438	0	0	438
NWQ Flexible Income Fund	0	0	0	0	0	0	0	0	0	1,876	0	0	1,876
Preferred Securities Fund	0	0	0	0	0	0	0	0	0	10,910	0	0	10,910

*	The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.
(1)	NWQ Global Equity Fund commenced operations on April 1, 2014.
(2)	Symphony Dynamic Credit Fund commenced operations on January 15, 2014.
(3)	John K. Nelson was appointed as a Board Member of each Trust effective as of September 1, 2013.

Appendix I

BOARD MEMBER COMPENSATION

Aggregate Compensation from the Funds*

Fund	Fiscal Year End	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(9)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Nuveen Investment Trust
Concentrated Core Fund(1)	8/31	$1	$0	$0	$0	$0	$0	$0	$0	$0	$0
Core Dividend Fund(1)	8/31	$1	$0	$0	$0	$0	$0	$0	$0	$0	$0
Equity Market Neutral Fund(1)	8/31	$6	$4	$4	$4	$0	$4	$4	$4	$4	$5
Global Tactical Opportunities Plus Fund(2)	10/31	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Total Return Bond Fund	6/30	$54	$41	$37	$43	$0	$45	$42	$42	$39	$45
Intelligent Risk Conservative Allocation Fund	8/31	$4	$3	$3	$3	$0	$3	$3	$3	$3	$3
Intelligent Risk Growth Allocation Fund	8/31	$4	$3	$3	$3	$0	$3	$3	$3	$3	$3
Intelligent Risk Moderate Allocation Fund	8/31	$5	$4	$4	$4	$0	$4	$4	$4	$4	$4
Large Cap Core Fund(1)	8/31	$6	$4	$4	$4	$0	$4	$4	$4	$4	$5
Large Cap Core Plus Fund(1)	8/31	$7	$5	$4	$5	$0	$5	$5	$5	$5	$6
Large Cap Growth Fund(1)	8/31	$6	$4	$4	$4	$0	$4	$4	$4	$4	$5
Large Cap Value Fund(4)	8/31	$183	$143	$122	$148	$0	$154	$143	$151	$144	$162
NWQ Global Equity Fund(3)	6/30	N/A	N/A	N/A	N/A	$0	N/A	N/A	N/A	N/A	N/A
NWQ Global Equity Income Fund	6/30	$3	$3	$2	$3	$0	$3	$3	$3	$2	$3
NWQ Large-Cap Value Fund	6/30	$3,673	$2,784	$2,515	$2,994	$0	$3,128	$2,840	$2,824	$2,647	$3,040
NWQ Multi-Cap Value Fund	6/30	$489	$371	$335	$400	$0	$418	$378	$375	$351	$404
NWQ Small/Mid-Cap Value Fund	6/30	$101	$76	$69	$79	$0	$83	$76	$78	$73	$83
NWQ Small-Cap Value Fund	6/30	$402	$302	$275	$317	$0	$332	$305	$310	$291	$333
Tradewinds Value Opportunities Fund	6/30	$2,197	$1,670	$1,510	$1,812	$0	$1,892	$1,708	$1,687	$1,570	$1,819

Nuveen Investment Trust II
Equity Long/Short Fund(4)	8/31	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Growth Fund	7/31	$8	$6	$5	$6	$0	$7	$6	$6	$6	$7
Growth Fund(4)	8/31	$8	$7	$6	$7	$0	$7	$7	$7	$7	$7
International Growth Fund	7/31	$79	$59	$54	$62	$0	$65	$60	$61	$57	$65

Fund	Fiscal Year End	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(9)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Santa Barbara Dividend Growth Fund	7/31	$5,168	$3,934	$3,515	$4,350	$0	$4,575	$4,015	$3,990	$3,718	$4,286
Santa Barbara Global Dividend Growth Fund	7/31	$8	$6	$5	$6	$0	$6	$6	$6	$6	$6
Santa Barbara International Dividend Growth Fund	7/31	$4	$3	$3	$3	$0	$3	$3	$3	$3	$3
Symphony Dynamic Equity Fund(5)	6/30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Symphony International Equity Fund	9/30	$18	$14	$13	$15	$1	$15	$14	$14	$14	$15
Symphony Large-Cap Growth Fund	9/30	$330	$259	$240	$269	$16	$280	$261	$265	$252	$281
Symphony Low Volatility Equity Fund	9/30	$16	$12	$12	$13	$1	$13	$13	$13	$12	$13
Symphony Mid-Cap Core Fund	9/30	$18	$14	$13	$15	$1	$15	$14	$14	$14	$15
Symphony Small Cap Core Fund(6)	9/30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tradewinds Emerging Markets Fund	7/31	$157	$118	$108	$124	$0	$131	$119	$121	$112	$130
Tradewinds Global All-Cap Fund	7/31	$1,286	$983	$881	$1,103	$0	$1,156	$1,012	$986	$912	$1,062
Tradewinds International Value Fund	7/31	$1,370	$1,049	$938	$1,174	$0	$1,231	$1,078	$1,056	$976	$1,138
Tradewinds Japan Fund	7/31	$13	$10	$9	$10	$0	$11	$10	$10	$9	$11
Winslow Large-Cap Growth Fund	7/31	$5,752	$4,813	$4,433	$5,299	$0	$5,441	$4,956	$4,800	$4,580	$5,038

Nuveen Investment Trust III
Symphony Credit Opportunities Fund	9/30	$1,235	$989	$887	$1,065	$75	$1,105	$1,005	$993	$936	$1,061
Symphony Dynamic Credit Fund(7)	6/30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Symphony Floating Rate Income Fund	9/30	$213	$160	$143	$165	$57	$170	$160	$165	$158	$177
Symphony High Yield Bond Fund(8)	9/30	$11	$12	$7	$8	$4	$9	$12	$8	$8	$13

Nuveen Investment Trust V
Gresham Diversified Commodity Strategy Fund	9/30	$4,325	$4,315	$4,312	$4,316	$3	$4,318	$4,315	$4,316	$4,314	$4,318
Gresham Long/Short Commodity Strategy Fund	9/30	$1,741	$1,735	$1,734	$1,736	$1	$1,737	$1,735	$1,736	$1,735	$1,737
NWQ Flexible Income Fund	9/30	$35	$26	$23	$27	$5	$28	$26	$27	$26	$29
Preferred Securities Fund	9/30	$3,600	$2,807	$2,470	$3,069	$186	$3,203	$2,869	$2,805	$2,614	$3,034
Total Compensation from Nuveen Funds Paid to Board Members	12/31/13	$334,517	$287,880	$251,250	$311,158	$17,667	$337,104	$283,063	$283,277	$256,750	$305,513

(1)	Each of Concentrated Core Fund, Core Dividend Fund, Equity Market Neutral Fund, Large Cap Core Fund, Large Cap Plus Fund and Large Cap Growth Fund commenced operations on June 17, 2013.
(2)	Global Tactical Opportunities Plus Fund commenced operations on September 26, 2013.
(3)	NWQ Global Equity Fund commenced operations on April 1, 2014.
(4)	For Equity Long/Short Fund and Growth Fund, due to a fiscal year end change, the amount reflects Board Member Compensation for a one month fiscal period ended August 31, 2014. For the fiscal year ended July 31, 2013, Board Member Compensation for Equity Long/Short Fund and Growth Fund was as set forth below. For Large Cap Value Fund, due to a fiscal year end change, the amount reflects Board Member Compensation for a two month fiscal period ended August 31, 2014. For the fiscal year ended June 30, 2013, Board Member Compensation for Large Cap Value Fund was as set forth below.

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(9)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Equity Long/Short Fund	$4	$3	$3	$4	$0	$4	$3	$3	$3	$4
Growth Fund	$93	$70	$64	$74	$0	$77	$71	$72	$67	$77
Large Cap Value Fund	$1,171	$937	$862	$1,004	$0	$1,036	$957	$944	$896	$1,001

(5)	Symphony Dynamic Equity Fund commenced operations on December 12, 2013.
(6)	Symphony Small Cap Core Fund commenced operations on December 10, 2013.
(7)	Symphony Dynamic Credit Fund commenced operations on January 15, 2014.
(8)	Symphony High Yield Bond Fund commenced operations on December 10, 2012.
(9)	John K. Nelson was appointed as a Board Member of each Trust effective as of September 1, 2013.

*	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(9)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Nuveen Investment Trust
Concentrated Core Fund(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Core Dividend Fund(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Equity Market Neutral Fund(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Tactical Opportunities Plus Fund(2)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Total Return Bond Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intelligent Risk Conservative Allocation Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intelligent Risk Growth Allocation Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Intelligent Risk Moderate Allocation Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Core Fund(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(9)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Large Cap Core Plus Fund(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Growth Fund(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Value Fund	$28	$29	$0	$148	$0	$154	$0	$76	$0	$41
NWQ Global Equity Fund (3)	N/A	N/A	N/A	N/A	$0	N/A	N/A	N/A	N/A	N/A
NWQ Global Equity Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Large-Cap Value Fund	$559	$643	$0	$2,994	$0	$3,128	$905	$762	$0	$414
NWQ Multi-Cap Value Fund	$75	$86	$0	$400	$0	$418	$129	$95	$0	$52
NWQ Small/Mid-Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Small-Cap Value Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tradewinds Value Opportunities Fund	$336	$397	$0	$1,812	$0	$1,892	$663	$366	$0	$199

Nuveen Investment Trust II
Equity Long/Short Fund(4)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Growth Fund(4)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
International Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Santa Barbara Dividend Growth Fund	$806	$928	$0	$4,350	$0	$4,575	$1,186	$1,196	$0	$660
Santa Barbara Global Dividend Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Santa Barbara International Dividend Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Dynamic Equity Fund(5)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Symphony International Equity Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Large-Cap Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Low Volatility Equity Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Mid-Cap Core Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Small Cap Core Fund(6)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tradewinds Emerging Markets Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tradewinds Global All-Cap Fund	$202	$243	$0	$1,103	$0	$1,156	$417	$208	$0	$116
Tradewinds International Value Fund	$215	$257	$0	$1,174	$0	$1,231	$416	$244	$0	$135
Tradewinds Japan Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Winslow Large-Cap Growth Fund	$901	$1,198	$0	$5,299	$0	$5,441	$2,119	$961	$0	$529

Nuveen Investment Trust III
Symphony Credit Opportunities Fund	$165	$204	$0	$926	$0	$963	$249	$272	$0	$149

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson(9)	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Symphony Dynamic Credit Fund(7)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Symphony Floating Rate Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony High Yield Bond Fund(8)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Nuveen Investment Trust V
Gresham Diversified Commodity Strategy Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Gresham Long/Short Commodity Strategy Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Flexible Income Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Preferred Securities Fund	$565	$672	$0	$3,069	$0	$3,203	$886	$832	$0	$456

Appendix J

BOARD AND COMMITTEE MEETINGS HELD DURING CALENDAR YEAR ENDED DECEMBER 31, 2013*

	Regular Board Meetings	Special Board Meetings	Executive Committee	Dividend Committee	Audit Committee	Compliance Committee	Nominating and Governance Committee	Open-End Funds Committee
Nuveen Investment Trust	6	7	0	4	4	6	6	4
Nuveen Investment Trust II	6	7	0	4	4	6	6	4
Nuveen Investment Trust III	6	7	0	4	4	6	6	4
Nuveen Investment Trust V	6	7	0	4	4	6	6	4

*	Information is presented on a calendar year basis, as Funds within each Trust may have different fiscal year ends.

J-1

Appendix K

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fund	Independent Registered Public Accounting Firm
Nuveen Investment Trust
Concentrated Core Fund	E&Y
Core Dividend Fund	E&Y
Equity Market Neutral Fund	E&Y
Global Tactical Opportunities Plus Fund	PwC
Global Total Return Bond Fund	PwC
Intelligent Risk Conservative Allocation Fund	PwC
Intelligent Risk Growth Allocation Fund	PwC
Intelligent Risk Moderate Allocation Fund	PwC
Large Cap Core Fund	E&Y
Large Cap Core Plus Fund	E&Y
Large Cap Growth Fund	E&Y
Large Cap Value Fund	E&Y
NWQ Global Equity Fund(1)	N/A
NWQ Global Equity Income Fund	PwC
NWQ Large-Cap Value Fund	PwC
NWQ Multi-Cap Value Fund	PwC
NWQ Small/Mid-Cap Value Fund	PwC
NWQ Small-Cap Value Fund	PwC
Tradewinds Value Opportunities Fund	PwC

Nuveen Investment Trust II
Equity Long/Short Fund	E&Y
Global Growth Fund	PwC
Growth Fund	E&Y
International Growth Fund	PwC
Santa Barbara Dividend Growth Fund	PwC
Santa Barbara Global Dividend Growth Fund	PwC
Santa Barbara International Dividend Growth Fund	PwC
Symphony Dynamic Equity Fund(2)	N/A
Symphony International Equity Fund	PwC
Symphony Large-Cap Growth Fund	PwC
Symphony Low Volatility Equity Fund	PwC
Symphony Mid-Cap Core Fund	PwC
Symphony Small Cap Core Fund	PwC
Tradewinds Emerging Markets Fund	PwC
Tradewinds Global All-Cap Fund	PwC
Tradewinds International Value Fund	PwC
Tradewinds Japan Fund	PwC
Winslow Large-Cap Growth Fund	PwC

Nuveen Investment Trust III
Symphony Credit Opportunities Fund	E&Y
Symphony Dynamic Credit Fund(3)	N/A
Symphony Floating Rate Income Fund	E&Y
Symphony High Yield Bond Fund	E&Y

K-1

Fund	Independent Registered Public Accounting Firm
Nuveen Investment Trust V
Gresham Diversified Commodity Strategy Fund	PwC
Gresham Long/Short Commodity Strategy Fund	PwC
NWQ Flexible Income Fund	E&Y
Preferred Securities Fund	E&Y

(1)	NWQ Global Equity Fund commenced operations on April 1, 2014.
(2)	Symphony Dynamic Equity Fund commenced operations on December 12, 2013.
(3)	Symphony Dynamic Credit Fund commenced operations on January 15, 2014.

K-2

Appendix L

AUDIT AND RELATED FEES

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Nuveen Investment Trust
Concentrated Core Fund(5)	8/31	N/A	$10,000	N/A	$0	$0	$0	N/A	$0	$0	$0	N/A	$0	$0	$0
Core Dividend Fund(5)	8/31	N/A	$10,000	N/A	$0	$0	$0	N/A	$0	$0	$0	N/A	$0	$0	$0
Equity Market Neutral Fund(5)	8/31	N/A	$10,000	N/A	$0	$0	$0	N/A	$0	$0	$0	N/A	$0	$0	$0
Global Tactical Opportunities Plus Fund(6)	10/31	N/A	$11,170	N/A	$0	$0	$0	N/A	$0	$0	$0	N/A	$0	$0	$0
Global Total Return Bond Fund	6/30	$35,050	$37,170	$0	$0	$0	$0	$0	$4,643	$0	$0	$0	$0	$0	$0
Intelligent Risk Conservative Allocation Fund	8/31	$10,475	$19,730	$0	$0	$0	$0	$0	$6,500	$0	$0	$0	$0	$0	$0
Intelligent Risk Growth Allocation Fund	8/31	$10,475	$19,730	$0	$0	$0	$0	$0	$6,500	$0	$0	$0	$0	$0	$0
Intelligent Risk Moderate Allocation Fund	8/31	$10,475	$19,734	$0	$0	$0	$0	$0	$6,500	$0	$0	$0	$0	$0	$0
Large Cap Core Fund(5)	8/31	N/A	$10,000	N/A	$0	$0	$0	N/A	$0	$0	$0	N/A	$0	$0	$0
Large Cap Core Plus Fund(5)	8/31	N/A	$10,000	N/A	$0	$0	$0	N/A	$0	$0	$0	N/A	$0	$0	$0
Large Cap Growth Fund(5)	8/31	N/A	$10,000	N/A	$0	$0	$0	N/A	$0	$0	$0	N/A	$0	$0	$0
Large Cap Value Fund(13)	8/31	$12,612	$13,278	$0	$0	$0	$0	$2,940	$2,500	$0	$0	$0	$0	$0	$0
NWQ Global Equity Fund(7)	6/30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
NWQ Global Equity Income Fund	6/30	$11,205	$11,930	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Large-Cap Value Fund	6/30	$13,547	$16,958	$0	$0	$0	$0	$2,940	$2,500	$0	$0	$0	$0	$0	$0
NWQ Multi-Cap Value Fund	6/30	$12,201	$12,579	$0	$0	$0	$0	$2,940	$2,500	$0	$0	$0	$0	$0	$0
NWQ Small/Mid-Cap Value Fund	6/30	$11,318	$12,076	$0	$0	$0	$0	$2,940	$2,500	$0	$0	$0	$0	$0	$0
NWQ Small-Cap Value Fund	6/30	$11,675	$12,515	$0	$3,000	$0	$0	$2,940	$2,500	$0	$0	$0	$0	$0	$0
Tradewinds Value Opportunities Fund	6/30	$26,202	$14,472	$0	$0	$0	$0	$4,440	$2,500	$0	$0	$0	$0	$0	$0

Nuveen Investment Trust II
Equity Long/Short Fund(8)	8/31	$14,606	$15,531	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Growth Fund	7/31	$14,608	$15,536	$0	$0	$0	$0	$0	$2,500	$0	$0	$0	$0	$0	$0
Growth Fund(8)	8/31	$14,746	$15,653	$0	$0	$0	$0	$2,940	$2,500	$0	$0	$0	$0	$0	$0
International Growth Fund	7/31	$14,702	$15,635	$0	$0	$0	$0	$2,940	$2,500	$0	$0	$0	$0	$0	$0

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Santa Barbara Dividend Growth Fund	7/31	$18,500	$23,135	$0	$1,500	$0	$0	$2,940	$2,500	$0	$0	$0	$0	$0	$0
Santa Barbara Global Dividend Growth Fund	7/31	$10,475	$15,537	$0	$0	$0	$0	$0	$2,500	$0	$0	$0	$0	$0	$0
Santa Barbara International Dividend Growth Fund	7/31	$10,475	$15,531	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Dynamic Equity Fund(9)	6/30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Symphony International Equity Fund	9/30	$14,604	$15,550	$0	$0	$0	$0	$2,940	$2,500	$0	$0	$0	$0	$0	$0
Symphony Large-Cap Growth Fund	9/30	$11,267	$12,362	$0	$0	$0	$0	$1,000	$2,500	$0	$0	$0	$0	$0	$0
Symphony Low Volatility Equity Fund	9/30	$11,211	$11,947	$0	$0	$0	$0	$2,940	$2,500	$0	$0	$0	$0	$0	$0
Symphony Mid-Cap Core Fund	9/30	$11,215	$11,946	$0	$0	$0	$0	$3,940	$2,500	$0	$0	$0	$0	$0	$0
Symphony Small Cap Core Fund(10)	9/30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tradewinds Emerging Markets Fund	7/31	$15,161	$15,715	$0	$0	$0	$0	$6,584	$9,095	$0	$0	$0	$0	$0	$0
Tradewinds Global All-Cap Fund	7/31	$23,787	$16,990	$0	$0	$0	$0	$19,507	$26,905	$0	$0	$0	$0	$0	$0
Tradewinds International Value Fund	7/31	$20,827	$17,182	$0	$0	$0	$0	$54,779	$97,287	$0	$0	$0	$0	$0	$0
Tradewinds Japan Fund	7/31	$14,622	$15,543	$0	$0	$0	$0	$0	$2,500	$0	$0	$0	$0	$0	$0
Winslow Large-Cap Growth Fund	7/31	$18,383	$21,485	$0	$1,500	$0	$0	$3,940	$2,500	$0	$0	$0	$0	$0	$0

Nuveen Investment Trust III
Symphony Credit Opportunities Fund	9/30	$32,008	$34,773	$0	$0	$0	$0	$3,940	$2,500	$0	$0	$0	$0	$0	$0
Symphony Dynamic Credit Fund(11)	6/30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Symphony Floating Rate Income Fund	9/30	$30,757	$32,779	$0	$0	$0	$0	$0	$2,500	$0	$0	$0	$0	$0	$0
Symphony High Yield Bond Fund(12)	9/30	N/A	$31,300	N/A	$0	N/A	$0	N/A	$0	N/A	$0	N/A	$0	N/A	$0

Nuveen Investment Trust V
Gresham Diversified Commodity Strategy Fund	9/30	$29,975	$48,196	$0	$0	$0	$0	$0	$3,375	$0	$0	$0	$0	$0	$0
Gresham Long/Short Commodity Strategy Fund	9/30	$29,975	$48,155	$0	$0	$0	$0	$0	$3,375	$0	$0	$0	$0	$0	$0
NWQ Flexible Income Fund	9/30	$24,300	$25,300	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Preferred Securities Fund	9/30	$24,300	$25,300	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.
(5)	Each of Concentrated Core Fund, Core Dividend Fund, Equity Market Neutral Fund, Large Cap Core Fund, Large Cap Plus Fund and Large Cap Growth Fund commenced operations on June 17, 2013.
(6)	Global Tactical Opportunities Plus Fund commenced operations on September 26, 2013.
(7)	NWQ Global Equity Fund commenced operations on April 1, 2014.
(8)	For Equity Long/Short Fund and Growth Fund, the Fund’s changed fiscal year ends effective August 1, 2013. Fees set forth in the table above are for fiscal years ended July 31. For the one month period from August 1, 2013 to August 31, 2013, each Fund’s audit fees were:

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Funds		Funds		Adviser and Related Entitles		Funds		Adviser and Related Entitles		Funds		Adviser and Related Entitles
	FYE ended 7/13	FYE ended 8/13	FYE ended 7/13	FYE ended 8/13	FYE ended 7/13	FYE ended 8/13	FYE ended 7/13	FYE ended 8/13	FYE ended 7/13	FYE ended 8/13	FYE ended 7/13	FYE ended 8/13	FYE ended 7/13	FYE ended 8/13
Equity Long/Short Fund	15,531	0	0	0	0	0	0	0	0	0	0	0	0	0
Growth Fund	15,653	0	0	0	0	0	2,500	0	0	0	0	0	0	0
(9)	Symphony Dynamic Equity Fund commenced operations on December 12, 2013.
(10)	Symphony Small Cap Core Fund commenced operations on December 10, 2013.
(11)	Symphony Dynamic Credit Fund commenced operations on January 15, 2014.
(12)	Symphony High Yield Bond Fund commenced operations on December 10, 2012.
(13)	Large Cap Value Fund changed fiscal year end effective July 1, 2013. Fees set forth in the table above are for fiscal years ended June 30. For the two month period from July 1, 2013 to August 31, 2013, the Fund’s audit fees were:

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Funds		Funds		Adviser and Related Entitles		Funds		Adviser and Related Entitles		Funds		Adviser and Related Entitles
	FYE ended 6/13	FYE ended 8/13	FYE ended 6/13	FYE ended 8/13	FYE ended 6/13	FYE ended 8/13	FYE ended 6/13	FYE ended 8/13	FYE ended 6/13	FYE ended 8/13	FYE ended 6/13	FYE ended 8/13	FYE ended 6/13	FYE ended 8/13
Large Cap Value Fund	13,278	0	0	0	0	0	2,500	0	0	0	0	0	0	0

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Nuveen Investment Trust
Concentrated Core Fund(5)	8/31	N/A	$0	N/A	$0	N/A	$0	N/A	$0
Core Dividend Fund(5)	8/31	N/A	$0	N/A	$0	N/A	$0	N/A	$0
Equity Market Neutral Fund(5)	8/31	N/A	$0	N/A	$0	N/A	$0	N/A	$0
Global Tactical Opportunities Plus Fund(6)	10/31	N/A	$0	N/A	$0	N/A	$0	N/A	$0
Global Total Return Bond Fund	6/30	$0	$4,643	$0	$0	$0	$0	$0	$4,643
Intelligent Risk Conservative Allocation Fund	8/31	$0	$6,500	$0	$0	$0	$0	$0	$6,500
Intelligent Risk Growth Allocation Fund	8/31	$0	$6,500	$0	$0	$0	$0	$0	$6,500
Intelligent Risk Moderate Allocation Fund	8/31	$0	$6,500	$0	$0	$0	$0	$0	$6,500
Large Cap Core Fund(5)	8/31	N/A	$0	N/A	$0	N/A	$0	N/A	$0
Large Cap Core Plus Fund(5)	8/31	N/A	$0	N/A	$0	N/A	$0	N/A	$0
Large Cap Growth Fund(5)	8/31	N/A	$0	N/A	$0	N/A	$0	N/A	$0
Large Cap Value Fund(13)	8/31	$2,940	$2,500	$0	$0	$0	$0	$2,940	$2,500
NWQ Global Equity Fund(7)	6/30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
NWQ Global Equity Income Fund	6/30	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Large-Cap Value Fund	6/30	$2,940	$2,500	$0	$0	$0	$0	$2,940	$2,500
NWQ Multi-Cap Value Fund	6/30	$2,940	$2,500	$0	$0	$0	$0	$2,940	$2,500
NWQ Small/Mid-Cap Value Fund	6/30	$2,940	$2,500	$0	$0	$0	$0	$2,940	$2,500
NWQ Small-Cap Value Fund	6/30	$2,940	$2,500	$0	$0	$0	$0	$2,940	$2,500
Tradewinds Value Opportunities Fund	6/30	$4,440	$2,500	$0	$0	$0	$0	$4,440	$2,500

Nuveen Investment Trust II
Equity Long/Short Fund(8)	8/31	$0	$0	$0	$0	$0	$0	$0	$0
Global Growth Fund	7/31	$0	$2,500	$0	$0	$0	$0	$0	$2,500
Growth Fund(8)	8/31	$2,940	$2,500	$0	$0	$0	$0	$2,940	$2,500
International Growth Fund	7/31	$2,940	$2,500	$0	$0	$0	$0	$2,940	$2,500
Santa Barbara Dividend Growth Fund	7/31	$2,940	$2,500	$0	$0	$0	$0	$2,940	$2,500
Santa Barbara Global Dividend Growth Fund	7/31	$0	$2,500	$0	$0	$0	$0	$0	$2,500
Santa Barbara International Dividend Growth Fund	7/31	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Dynamic Equity Fund(9)	6/30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Symphony International Equity Fund	9/30	$2,940	$2,500	$0	$0	$0	$0	$2,940	$2,500
Symphony Large-Cap Growth Fund	9/30	$1,000	$2,500	$0	$0	$0	$0	$1,000	$2,500

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Symphony Low Volatility Equity Fund	9/30	$2,940	$2,500	$0	$0	$0	$0	$2,940	$2,500
Symphony Mid-Cap Core Fund	9/30	$3,940	$2,500	$0	$0	$0	$0	$3,940	$2,500
Symphony Small Cap Core Fund(10)	9/30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tradewinds Emerging Markets Fund	7/31	$6,584	$9,095	$0	$0	$0	$0	$6,584	$9,095
Tradewinds Global All-Cap Fund	7/31	$19,507	$26,905	$0	$0	$0	$0	$19,507	$26,905
Tradewinds International Value Fund	7/31	$54,779	$97,287	$0	$0	$0	$0	$54,779	$97,287
Tradewinds Japan Fund	7/31	$0	$2,500	$0	$0	$0	$0	$0	$2,500
Winslow Large-Cap Growth Fund	7/31	$3,940	$2,500	$0	$0	$0	$0	$3,940	$2,500

Nuveen Investment Trust III
Symphony Credit Opportunities Fund	9/30	$3,940	$2,500	$0	$0	$0	$0	$3,940	$2,500
Symphony Dynamic Credit Fund(11)	6/30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Symphony Floating Rate Income Fund	9/30	$0	$2,500	$0	$0	$0	$0	$0	$2,500
Symphony High Yield Bond Fund(12)	9/30	N/A	$0	N/A	$0	N/A	$0	N/A	$0

Nuveen Investment Trust V
Gresham Diversified Commodity Strategy Fund	9/30	$0	$3,375	$0	$0	$0	$0	$0	$3,375
Gresham Long/Short Commodity Strategy Fund	9/30	$0	$3,375	$0	$0	$0	$0	$0	$3,375
NWQ Flexible Income Fund	9/30	$0	$0	$0	$0	$0	$0	$0	$0
Preferred Securities Fund	9/30	$0	$0	$0	$0	$0	$0	$0	$0

Appendix M

LIST OF BENEFICIAL OWNERS WHO OWN MORE THAN 5%

OF ANY CLASS OF SHARES IN ANY FUND

The following chart lists each shareholder who owned of record more than 5% of any class of shares for each Fund as of June 6, 2014:

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Nuveen Investment Trust

Concentrated Core Fund — Class A	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	51,347	25.65%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	46,888	23.42%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	38,774	19.37%

	National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	11,892	5.94%

	Kailash Mehta 2284 Annadale Place Xenia OH 45385-9123	11,474	5.73%

Concentrated Core Fund — Class C	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	13,672	44.15%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	6,981	22.54%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	3,227	10.42%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	8.07%

Concentrated Core Fund — Class I	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	50,996	27.43%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	45,000	24.20%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	33,424	17.98%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	18,392	9.89%

Core Dividend Fund — Class A	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	120,965	32.88%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	100,695	27.37%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	74,299	20.20%

Core Dividend Fund — Class C	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	25,270	35.88%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	15,837	22.49%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5,233	7.43%

	Stifel Nicolaus & Co Inc Mary Lou Trader IRA 501 N Broadway FL 8 Saint Louis MO 63102-2188	4,027	5.72%

Core Dividend Fund — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	45,000	41.53%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	17,371	16.03%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	14,315	13.21%

Equity Market Neutral Fund — Class A	UBS WM USA Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	539,688	71.97%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	71,987	9.60%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	64,728	8.63%

Equity Market Neutral Fund — Class C	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	51,965	65.09%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	7,573	9.49%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	7,454	9.34%

Equity Market Neutral Fund — Class I	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	504,561	43.62%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	154,764	13.38%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	61,711	5.34%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Global Tactical Opportunities Plus Fund — Class A	Nuveen Investments Inc* Attn: Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	1,250	100.00%

Global Tactical Opportunities Plus Fund — Class C	Nuveen Investments Inc* Attn: Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	1,250	100.00%

Global Tactical Opportunities Plus Fund — Class I	Nuveen Investments Inc* Attn: Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	147,500	100.00%

Global Total Return Bond Fund — Class A	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	17,273	24.17%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	15,640	21.88%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	14,159	19.81%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	10,408	14.56%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	5,410	7.57%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	3,660	5.12%

Global Total Return Bond — Class C	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	2,991	30.86%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr FL 34 Chicago IL 60606-2204	2,280	23.52%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	2,100	21.66%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	617	6.37%

Global Total Return Bond — Class R3	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr FL 34 Chicago IL 60606-2204	2,280	93.55%

	Interactive Brokers LLC 2 Pickwick Plz Ste 202 Greenwich CT 06830-5576	157	6.45%

Global Total Return Bond — Class I	Nuveen Investments Inc* 2 Pickwick Plz Ste 202 Greenwich CT 06830-5576	676,175	74.71%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	204,266	22.57%

Intelligent Risk Conservative Allocation — Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis Mo 63131-3729	7,025	49.09%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	17.47%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	2,468	17.24%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	1,019	7.12%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,016	7.10%

Intelligent Risk Conservative Allocation — Class C	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	3,124	49.95%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	39.97%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	630	10.08%

Intelligent Risk Conservative Allocation — Class R3	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

Intelligent Risk Conservative Allocation — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	212,311	98.43%

Intelligent Risk Growth Allocation — Class A	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	12,210	48.63%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	7,186	28.62%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	9.96%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	1,281	5.10%

Intelligent Risk Growth Allocation — Class C	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	4,831	53.81%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	27.85%

	Thomas Mcclaren & Lisa Fisher JT TEN 16735 W Dorner Rd Brodhead WI 53520-9056	854	9.51%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	512	5.70%

Intelligent Risk Growth Allocation — Class R3	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Intelligent Risk Growth Allocation — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	190,328	84.18%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	29,318	12.97%

Intelligent Risk Moderate Allocation — Class A	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis Mo 63131-3729	4,791	28.48%

	Charles Schwab & Co Inc. For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	4,019	23.88%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	14.86%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	1,932	11.48%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	1,448	8.60%

	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	1,136	6.75%

	TD Ameritrade FBO Richard Bennett And Kenneth Thrasher TR Bennett Thrasher PC PSP FBO Zachary M Leder 205 Lochland Cir Roswell GA 30075-4797	1,000	5.94%

Intelligent Risk Moderate Allocation — Class C	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	8,319	59.42%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	3,182	22.73%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	17.86%

Intelligent Risk Moderate Allocation — Class R3	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

Intelligent Risk Moderate Allocation — Class I	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	205,183	84.38%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	18,966	7.80%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-1076	15,992	6.58%

Large Cap Core Fund — Class A	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	82,254	36.14%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	31,876	14.00%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	28,877	12.69%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	27,492	12.08%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	12,051	5.29%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	11,846	5.20%

Large Cap Core Fund — Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	39,029	32.53%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For The Benefit Of It Customers Attn Fund Admin/ 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	35,344	29.46%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-110	22,562	18.81%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	11,147	9.29%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	6,051	5.04%

Large Cap Core Fund — Class I	MLPF&S For The Benefit Of Its Customers Attn Fund Admin/ 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	602,608	64.70%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	235,867	25.32%

Large Cap Core Plus Fund — Class A	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	284,093	65.80%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	66,417	15.38%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	24,604	5.70%

Large Cap Core Plus Fund — Class C	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	31,367	34.99%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	29,840	33.29%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	11,289	12.59%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	5,013	5.59%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6th St Ste 700 # Street-P08 Minneapolis MN 55402-4413	4,508	5.03%

Large Cap Core Plus Fund — Class I	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	508,430	43.35%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	349,567	29.80%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	145,000	12.36%

Large Cap Growth Fund — Class A	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	278,997	55.21%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	124,979	24.73%

Large Cap Growth Fund — Class C	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	31,214	47.01%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	18,807	28.32%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	5,826	8.77%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	4,198	6.32%

Large Cap Growth Fund — Class I	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	557,808	87.08%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	45,000	7.03%

Large Cap Value Fund — Class A	MLPF&S For The Benefit Of Its Customers Attn Fund Admin/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,531,828	14.42%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,308,615	12.32%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	1,152,957	10.85%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	828,564	7.80%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	657,500	6.19%

Large Cap Value Fund — Class C	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	246,839	25.75%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For The Benefit Of Its Customers Attn Fund Adm/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	214,076	22.33%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	116,598	12.16%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	107,903	11.26%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	74,867	7.81%

	Raymond James Omnibus For Mutual Funds House Acctt Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	60,141	6.27%

Large Cap Value Fund — Class R3	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,126	51.78%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	1,980	48.22%

Large Cap Value Fund — Class I	MLPF&S For The Benefit Of Its Customers Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	606,137	25.82%

	DCGT As TTEE And/Or Cust FBO Principal Financial Group Qualified Prin Advtg Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50392-0001	482,708	20.56%

	Wells Fargo Bank FBO Nuveen Investments 401(K) 1525 West WT Harris Blvd Charlotte NC 28288-1076	427,647	18.22%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	234,220	9.98%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	130,756	5.57%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	121,989	5.20%

NWQ Global Equity Fund — Class A	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

NWQ Global Equity Fund — Class C	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

NWQ Global Equity Fund — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	45,000	100.00%

NWQ Global Equity Income Fund — Class A	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	100.00%

NWQ Global Equity Income Fund — Class C	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	100.00%

NWQ Global Equity Income Fund — Class R3	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	100.00%

NWQ Global Equity Income Fund — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	12,500	54.78%

	James T Stephenson TTEE & Diana Kaufman Stephenson TTEE Stephenson Trust 348 Hilgard Ave Los Angeles CA 90024-2519	9,373	41.07%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

NWQ Large-Cap Value Fund — Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,726,123	59.10%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	355,792	12.18%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	328,170	11.24%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	194,774	6.67%

NWQ Large-Cap Value Fund — Class C	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	188,032	36.45%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	84,147	16.31%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	77,509	15.03%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	47,883	9.28%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	31,386	6.08%

NWQ Large-Cap Value Fund — Class R3	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,672	99.38%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

NWQ Large-Cap Value Fund — Class I	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	16,021,186	59.50%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5,387,953	20.01%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	2,607,137	9.68%

NWQ Multi-Cap Value Fund — Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	507,155	30.01%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	281,284	16.65%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	158,008	9.35%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	133,976	7.93%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	101,640	6.02%

NWQ Multi-Cap Value Fund — Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	34,639	38.05%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	10,085	11.08%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	8,175	8.98%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	7,248	7.96%

NWQ Multi-Cap Value Fund — Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	593,681	31.82%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	399,800	21.43%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	258,673	13.86%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd Fl 5 Weehawken NJ 07086-6761	141,243	7.57%

NWQ Multi-Cap Value Fund — Class R3	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5,283	54.55%

	MLPF&S For The Benefit Of It Customers Attn Fund Admin/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	4,303	44.44%

NWQ Multi-Cap Value Fund — Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	612,741	22.93%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	566,419	21.20%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	448,409	16.78%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Wells Fargo Bank FBO Nuveen Investments 401(K) 1525 West WT Harris Blvd Charlotte NC 28288-1076	262,759	9.83%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	220,318	8.24%

	Charles Schwab & Co Inc Reinvest Account Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	166,197	6.22%

NWQ Small/Mid-Cap Value Fund — Class A	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	84,445	28.75%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	55,268	18.82%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	36,846	12.54%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	22,100	7.52%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	18,331	6.24%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	16,293	5.55%

NWQ Small/Mid-Cap Value Fund — Class C	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	50,774	42.56%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	19,388	16.25%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	13,595	11.40%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	10,358	8.68%

NWQ Small/Mid-Cap Value Fund — Class R3	MLPF&S For The Benefit Of Its Customers Attn Fund Admin / 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	13,825	52.71%

	Frontier Trust Company FBO Make-A-Wish 401(K) Plan P.O. Box 10758 Fargo ND 58106-0758	4,488	17.11%

	FIIOC FBO Cochran Law Firm PA Profit Sharing Plan And Trust 100 Magellan Way Covington KY 41015-1987	3,966	15.12%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,186	8.34%

	Frontier Trust Company FBO Golden West Construction 401(K) Pla P.O. Box 10758 Fargo ND 58106-0758	1,553	5.92%

NWQ Small/Mid-Cap Value Fund — Class I	ING National Trust FBO ING Plans One Orange Way B3N Windsor CT 06095-4773	603,841	34.01%

	Mercer Sunoco Investment Portfolio 99 High St Boston MA 02110-2320	341,912	19.26%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	266,432	15.00%

	Doe Run Corporation Mail Stop JHT0515 200 Clarenden St Boston MA 02116-5021	136,489	7.69%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	122,703	6.91%

	Saxon & Co P O Box 7780-1888 Philadelphia PA 19182-0001	107,487	6.05%

NWQ Small Cap Value Fund — Class A	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	271,496	24.01%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	190,049	16.81%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	119,109	10.53%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	107,308	9.49%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	77,868	6.89%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St Louis MO 63103-2523	74,068	6.55%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	66,015	5.84%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	57,868	5.12%

NWQ Small Cap Value Fund — Class C	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	97,191	23.13%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	80,962	19.27%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	48,679	11.58%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	35,187	8.37%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	30,760	7.32%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	26,637	6.34%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	24,423	5.81%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	22,021	5.24%

NWQ Small Cap Value Fund — Class R3	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	50,930	83.40%

NWQ Small Cap Value Fund — Class R6	Wells Fargo Bank FBO Nuveen Investments, Inc Employees’ 1525 West WT Harris Blvd Charlotte NC 28288-1151	66,940	92.91%

	ING Life Insurance & Annuity Co 1 Orange Way Windsor CT 06095-4773	4,310	5.98%

NWQ Small Cap Value Fund — Class I	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	2,152,315	37.52%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	2,126,833	37.08%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	554,717	9.67%

Tradewinds Value Opportunities Fund — Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,621,068	27.80%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	967,282	16.59%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	566,637	9.72%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	427,130	7.33%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	308,411	5.29%

Tradewinds Value Opportunities — Class B	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	16,698	29.56%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	14,757	26.12%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	10,010	17.72%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	3,992	7.07%

Tradewinds Value Opportunities Fund — Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	863,656	25.88%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	654,247	19.61%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	445,560	13.35%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	352,372	10.56%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	173,806	5.21%

Tradewinds Value Opportunities Fund — Class R3	MLPF&S For The Benefit Of Its Customers Attn Fund Admin/ 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	43,609	35.16%

	Massachusetts Mutual Life Insurance Company 1295 State Street C105 Springfield MA 01111-0001	27,602	22.25%

	MG Trust Company Cust. FBO Kinetic Ventures, LLC Profit S 717 17th Street Suite 1300 Denver CO 80202-3304	10,455	8.43%

	Frontier Trust Company FBO 711 New York Painting 401k PS Plan PO Box 10758 Fargo ND 58106-0758	9,851	7.94%

	Frontier Trust Company FBO Specialty Graphics, Inc. 401(K) Plan P.O. Box 10758 Fargo ND 58106-0758	8,127	6.55%

Tradewinds Value Opportunities Fund — Class I	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	956,014	26.33%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	695,103	19.15%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	488,917	13.47%

	MLPF&S For the Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	350,153	9.64%
Nuveen Investment Trust II

Equity Long/Short Fund — Class A	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	376,989	58.83%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	55,784	8.70%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6th St Ste 700 # Street-P08 Minneapolis MN 55402-4413	54,673	8.53%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	43,682	6.82%

Equity Long/Short Fund — Class C	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6th St Ste 700 # Street-P08 Minneapolis MN 55402-4413	26,710	23.62%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	24,286	21.48%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	15,760	13.94%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	13,292	11.76%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	6,023	5.33%

Equity Long/Short Fund — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	51,930	29.44%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Fund Ops Manager 60 S 6th St Ste 700 # Street-P08 Minneapolis MN 55402-4413	47,720	27.05%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	32,055	18.17%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	10,870	6.16%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	9,417	5.34%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28288-1076	8,968	5.08%

Global Growth Fund — Class A	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	85,508	42.00%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	42,513	20.88%

	Charles Schwab & Co Inc Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	18,714	9.19%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	12,565	6.17%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	11,462	5.63%

Global Growth Fund — Class C	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	24,949	46.82%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	6,600	12.38%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5,864	11.00%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	5,735	10.76%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	4,860	9.12%

Global Growth Fund — Class R3	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	18,219	81.04%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MG Trust Company Cust. FBO Republic Land Development 717 17th Street Suite 1300 Denver CO 80202-3304	4,262	18.96%

Global Growth Fund — Class I	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	60,957	30.11%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	51,258	25.32%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-1076	41,174	20.34%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	33,449	16.52%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	11,373	5.62%

Growth Fund — Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	241,570	43.48%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	89,743	16.15%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	61,570	11.08%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	60,899	10.96%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	52,318	9.42%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Growth Fund — Class C	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	115,084	37.35%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	104,613	33.95%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	25,167	8.17%

Growth Fund — Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	448,914	64.51%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	132,206	19.00%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St. Louis MO 63103-2523	37,285	5.36%

International Growth Fund — Class A	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	564,190	33.04%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	249,824	14.63%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	244,477	14.32%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	187,977	11.01%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	135,134	7.91%

International Growth Fund — Class C	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	73,241	34.92%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	42,868	20.44%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	18,174	8.67%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	17,980	8.57%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	16,991	8.10%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	11,688	5.57%

International Growth Fund — Class R3	Frontier Trust Company FBO Make-A-Wish 401(K) Plan P.O. Box 10758 Fargo ND 58106-0758	1,944	40.55%

	Frontier Trust Company FBO Golden West Construction 401(K) Plan P.O. Box 10758 Fargo ND 58106-0758	958	19.98%

	MG Trust Company Cust. FBO Republic Land Development 717 17th Street Suite 1300 Denver CO 80202-3304	800	16.68%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	State Street Bank 401k Plan FBO ADP Access 401(K) Product 1 Lincoln St Boston MA 02111-2901	545	11.36%

	Frontier Trust Company FBO Executive Marketing Consultants Inc P.O. Box 10758 Fargo ND 58106-0758	415	8.65%

International Growth Fund — Class I	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	611,908	27.41%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	396,603	17.76%

	First Clearing, LLC Special Custody Acct For the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	362,970	16.26%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	212,692	9.53%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	170,149	7.62%

Santa Barbara Dividend Growth Fund — Class A	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	4,833,766	22.80%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	4,163,046	19.64%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	2,560,321	12.08%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	2,430,770	11.47%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	2,340,035	11.04%

Santa Barbara Dividend Growth Fund — Class B	MLPF&S For Its Customers Attn Fund Admin 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	7,994	28.59%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	7,450	26.65%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	4,023	14.39%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	3,109	11.12%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	1,792	6.41%

Santa Barbara Dividend Growth Fund — Class C	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	6,560,021	49.83%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	2,142,655	16.28%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	1,005,089	7.63%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	953,075	7.24%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Santa Barbara Dividend Growth Fund — Class R3	Hartford Life Insurance Co Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	88,893	11.86%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	52,148	6.96%

Santa Barbara Dividend Growth Fund — Class R6	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	943,784	51.27%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	568,389	30.88%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28288-1076	314,206	17.07%

Santa Barbara Dividend Growth Fund — Class I	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	11,304,197	31.86%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	6,491,975	18.29%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5,386,822	15.18%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	3,107,770	8.76%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	2,002,080	5.64%

Santa Barbara Global Dividend Growth Fund — Class A	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	68,930	49.96%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	25,467	18.46%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	23,435	16.99%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	7,116	5.16%

Santa Barbara Global Dividend Growth Fund — Class C	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	12,741	43.50%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	3,544	12.10%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	8.54%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	2,393	8.17%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,883	6.43%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,750	5.98%

Santa Barbara Global Dividend Growth Fund — Class R3	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Santa Barbara Global Dividend Growth Fund — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	42,500	36.54%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	36,461	31.35%

	Wells Fargo FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28288-1076	34,249	29.45%

Santa Barbara International Dividend Growth Fund — Class A	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	6,589	38.44%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	3,734	21.79%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	14.59%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	2,391	13.95%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	1,171	6.83%

Santa Barbara International Dividend Growth Fund — Class C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	2,845	28.86%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	25.36%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	2,132	21.63%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	694	7.04%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	662	6.71%

Santa Barbara International Dividend Growth Fund — Class R3	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

Santa Barbara International Dividend Growth Fund — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	42,500	57.20%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28288-1076	15,460	20.81%

	Nuveen Investment Inc Deferred Compensation Account 333 West Wacker Dr Chicago IL 60606-1220	12,224	16.45%

Symphony Dynamic Equity Fund — Class A	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

Symphony Dynamic Equity Fund — Class C	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

Symphony Dynamic Equity Fund — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	95,000	100.00%

Symphony International Equity Fund — Class A	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	19,594	75.94%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	3,069	11.89%

Symphony International Equity Fund — Class C	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	9,223	57.42%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	3,095	19.27%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Alan G Winkelmann Mary J Winkelmann 2829 Woodbridge Estates Dr Saint Louis MO 63129-5723	1,479	9.21%

Symphony International Equity Fund — Class R3	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	3,058	91.99%

Symphony International Equity Fund — Class I	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	355,785	86.23%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	38,892	9.43%

Symphony Large-Cap Growth Fund — Class A	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	1,140,616	49.17%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	309,173	13.33%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	169,911	7.32%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	154,683	6.67%

Symphony Large-Cap Growth Fund — Class C	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	167,221	20.27%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	150,194	18.20%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street St. Louis MO 63103-2523	119,851	14.52%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	96,468	11.69%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	95,947	11.63%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	63,652	7.71%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	43,214	5.24%

Symphony Large-Cap Growth Fund — Class R3	MG Trust Company Cust. FBO Hand Surgery Associates, P.C. 717 17th Street Suite 1300 Denver CO 80202-3304	46,105	45.64%

Symphony Large-Cap Growth Fund — Class I	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	375,759	24.44%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	293,222	19.07%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	160,823	10.46%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	151,964	9.88%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	113,923	7.41%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Mid Atlantic Trust Company FBO Bell State Bank & Trust Master Account 1251 Waterfront Place Suite 525 Pittsburgh Pa 15222-4228	100,311	6.52%

Symphony Low Volatility Equity Fund — Class A	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	61,726	32.85%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	43,454	23.12%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	24,390	12.98%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	18,104	9.63%

Symphony Low Volatility Equity Fund — Class C	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	15,381	21.30%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	15,355	21.26%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	12,024	16.65%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	10,501	14.54%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	5,163	7.15%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	4,334	6.00%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Symphony Low Volatility Equity Fund — Class I	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	1,292,364	63.51%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	611,049	30.03%

Symphony Mid-Cap Core Fund — Class A	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	94,998	20.99%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	40,317	8.91%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	30,553	6.75%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	24,923	5.51%

Symphony Mid-Cap Core Fund — Class C	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	11,295	13.01%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	7,899	9.10%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	7,737	8.91%

	State Street Bank & Trust Cust Tom S Reed SEP IRA 19486 Elena Ln Jamul CA 91935-6835	6,651	7.66%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	6,120	7.05%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	4,904	5.65%

Symphony Mid-Cap Core Fund — Class R3	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	10,183	78.08%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,395	10.70%

	Frontier Trust Company FBO Bruce Museum 401(K) Plan P.O. Box 10758 Fargo ND 58106-0758	870	6.67%

Symphony Mid-Cap Core Fund — Class I	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	703,058	68.39%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	177,564	17.27%

Symphony Small Cap Core Fund — Class A	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

Symphony Small Cap Core Fund — Class C	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

Symphony Small Cap Core Fund — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	45,000	100.00%

Tradewinds Emerging Markets Fund — Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	26,807	31.51%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	8,420	9.90%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	7,193	8.46%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	6,800	7.99%

	US Bancorp Investments Inc 60 Livingston Avenue St Paul MN 55107-2292	5,235	6.15%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	4,299	5.05%

Tradewinds Emerging Markets Fund — Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	19,700	35.43%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	14,654	26.35%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	8,899	16.00%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	3,570	6.42%

Tradewinds Emerging Markets Fund — Class R3	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	1,179	44.51%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC 2801 Market St Saint Louis MO 63103-2523	641	24.20%

	Frontier Trust Company FBO Dallas Commodity 401(K) PO Box 10758 Fargo ND 58106-0758	501	18.90%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	202	7.64%

Tradewinds Emerging Markets Fund — Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	366,547	52.51%

	First State Trust Company 1 Delaware Corporate Center II 2 Righter Parkway Wilmington DE 19803-1532	157,264	22.53%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	69,315	9.93%

	Wells Fargo FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28262-8522	45,357	6.50%

Tradewinds Global All-Cap Fund — Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	655,094	25.77%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	465,168	18.30%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	220,627	8.68%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	212,440	8.36%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	186,636	7.34%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	173,008	6.81%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	170,536	6.71%

Tradewinds Global All-Cap Fund — Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	624,141	34.71%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	265,890	14.79%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	263,361	14.65%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	164,464	9.15%

Tradewinds Global All-Cap Fund — Class R3	MG Trust Company Cust. FBO Rixan Associates, Inc. 717 17th Street Suite 1300 Denver CO 80202-3304	6,723	40.87%

	Mid Atlantic Trust Company FBO Automotive Employee 401(K) Plan 1251 Waterfront Place Suite 525 Pittsburgh PA 15222-4228	3,382	20.56%

	ING Life Insurance & Annuity Co One Orange Way B3N Windsor CT 06095-4773	2,164	13.16%

	Frontier Trust Company FBO Day Star Industries Profit Sharing PO Box 10758 Fargo ND 58106-0758	1,401	8.52%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,290	7.84%

Tradewinds Global All-Cap Fund — Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,118,359	40.36%

	First State Trust Company 1 Delaware Corporate Center II 2 Righter Parkway Wilmington DE 19803-1532	366,128	13.21%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	343,622	12.40%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	267,222	9.64%

Tradewinds International Value Fund — Class A	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	3,876,970	61.83%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	873,390	13.93%

Tradewinds International Value Fund — Class B	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	6,847	24.92%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	6,033	21.96%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	4,844	17.63%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	2,641	9.61%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	1,667	6.07%

Tradewinds International Value Fund — Class C	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	335,019	28.53%

	MLPF&S For Its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	317,505	27.04%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	157,678	13.43%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	97,328	8.29%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	89,955	7.66%

Tradewinds International Value Fund — Class R3	Hartford Life Insurance Co Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	32,975	44.25%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	21,863	29.34%

	EPTC Custodial Trust PO Box 3322 Warrenton VA 20188-1922	8,157	10.95%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401k 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	4,808	6.45%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Tradewinds International Value Fund — Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	2,936,256	45.59%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	956,956	14.86%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	855,757	13.29%

	MLPF&S For The Sole Benefit Of Its Customers Attn Fund — Class Admn 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	354,156	5.50%

Tradewinds Japan Fund — Class A	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	10,594	28.57%

	COR Clearing LLC 1200 Landmark Center, Ste 800 Omaha NE 68102-1916	8,927	24.07%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	6,554	17.67%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	4,951	13.35%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	4,215	11.37%

Tradewinds Japan Fund — Class C	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	14,776	73.72%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,277	11.36%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	2,249	11.22%

Tradewinds Japan Fund — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	54,601	46.79%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	23,680	20.29%

	Wells Fargo Bank NA FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28288-1076	14,263	12.22%

	Wells Fargo Bank NA FBO Nuveen Inv 2013 Plan TW Lawton PO Box 1533 Minneapolis MN 55480-1533	9,914	8.50%

	Wells Fargo Bank NA FBO Nuveen Inv 2013 Plan TW Alejos PO Box 1533 Minneapolis MN 55480-1533	5,886	5.04%

Winslow Large Cap Growth Fund — Class A	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	229,954	32.29%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	179,635	25.23%

	TD Ameritrade Trust Company P.O. Box 17748 Denver CO 80217-0748	95,858	13.46%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	84,667	11.89%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	62,112	8.72%

Winslow Large Cap Growth Fund — Class C	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	44,608	92.17%

Winslow Large Cap Growth Fund — Class R3	Wilmington Trust RISC As Cust FBO Glaziers, Am & Glassworkers LCL PO Box 52129 Phoenix Az 85072-2129	34,241	48.33%

	TD Ameritrade Trust Company P.O. Box 17748 Denver CO 80217-0748	20,033	28.27%

	State Street Bank 401k Plan FBO ADP Access 401(K) Product 1 Lincoln St Boston MA 02111-2901	9,327	13.16%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	5,750	8.11%

Winslow Large Cap Growth Fund — Class R6	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	597,681	76.66%

	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28288-1076	94,770	12.16%

	Order of St Benedict 2850 Abbey Plaza PO Box 2222 Collegeville MN 56321-2222	87,209	11.19%

Winslow Large Cap Growth Fund — Class I	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	10,849,137	40.60%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd Charlotte NC 28288-1076	4,245,734	15.89%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	3,860,047	14.44%
Nuveen Investment Trust III

Symphony Credit Opportunities Fund — Class A	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	7,117,910	37.13%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	3,089,183	16.11%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	1,877,796	9.79%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,465,758	7.65%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	1,175,688	6.13%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	974,499	5.08%

Symphony Credit Opportunities Fund — Class C	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	1,569,333	21.72%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	1,178,224	16.31%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	1,066,620	14.76%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	652,679	9.03%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	573,808	7.94%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	521,189	7.21%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	398,766	5.52%

Symphony Credit Opportunities Fund — Class I	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	7,334,567	24.92%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	6,049,379	20.55%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	4,329,368	14.71%

	First Clearing, LLC 2801 Market Street Saint Louis MO 63103-2523	3,650,336	12.40%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	2,428,757	8.25%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	2,328,486	7.91%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Symphony Dynamic Credit Fund — Class A	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

Symphony Dynamic Credit Fund — Class C	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	100.00%

Symphony Dynamic Credit Fund — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	495,000	100.00%

Symphony Floating Rate Income Fund — Class A	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	1,887,957	26.25%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,246,261	17.33%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	823,584	11.45%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	760,510	10.58%

	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	579,776	8.06%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	435,768	6.06%

Symphony Floating Rate Income Fund — Class C	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	427,794	22.11%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	294,997	15.25%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	257,588	13.31%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	171,755	8.88%

	RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn Mutual Funds Ops Manager 60 South Sixth Street-P08 Minneapolis MN 55402-4413	154,864	8.00%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	152,042	7.86%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	142,690	7.38%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	106,521	5.51%

Symphony Floating Rate Income Fund — Class I	Goldman Sachs & Co C/O Mutual Funds Ops 222 South Main St Salt Lake City Ut 84101-2199	26,244,227	63.23%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	4,794,029	11.55%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	3,478,615	8.38%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	3,459,162	8.33%

Symphony High Yield Bond Fund — Class A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	2,033,924	57.06%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	408,106	11.45%

Symphony High Yield Bond Fund — Class C	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	10,451	34.95%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	7,631	25.52%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	4,598	15.38%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	8.36%

Symphony High Yield Bond Fund — Class I	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	245,000	39.04%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	144,913	23.09%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	112,821	17.98%

	Mitra & Co FBO 98 C/O BMO Harris Bank NA Attn MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	58,275	9.28%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	32,923	5.25%
Nuveen Investment Trust V

Gresham Diversified Commodity Strategy Fund — Class A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	217,390	86.48%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	14,254	5.67%

Gresham Diversified Commodity Strategy Fund — Class C	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	30,292	91.32%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	7.54%

Gresham Diversified Commodity Strategy Fund — Class I	Charles Schwab & Co Inc Special Custody Account For Benefit Of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	812,091	43.60%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	448,315	24.07%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	205,000	11.01%

	George H Mclaughlin TTEE The Gimi & Jef 2012 Family Trust 257 Park Ave S Rm 700 New York NY 10010-7304	142,363	7.64%

	Dingle & Co PO Box 75000 Detroit MI 48275-0001	134,082	7.20%

Gresham Long/Short Commodity Strategy Fund — Class A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	72,915	84.98%

	Edward D Jones & Co For The Benefit Of Customers 12555 Manchester Rd Saint Louis MO 63131-3729	7,246	8.44%

Gresham Long/Short Commodity Strategy Fund — Class C	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	2,500	88.42%

	Stifel Nicolaus & Co Inc Sam Q Ritchie II IRA R/O 501 N Broadway FL 8 Saint Louis MO 63102-2188	327	11.58%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Gresham Long/Short Commodity Strategy Fund — Class I	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	443,383	55.32%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	205,000	25.58%

	George H Mclaughlin TTEE The Gimi & Jef 2012 Family Trust 257 Park Ave S Rm 700 New York NY 10010-7304	140,762	17.56%

NWQ Flexible Income Fund — Class A	Charles Schwab & Co Inc For The Benefit Of Their Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	902,852	42.48%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	324,031	15.25%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	141,740	6.67%

NWQ Flexible Income Fund — Class C	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	60,244	24.85%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	34,256	14.13%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	25,000	10.31%

	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	24,906	10.27%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	23,724	9.78%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	UBS WM USA Omni Account M/F Attn Department Manger 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	21,328	8.80%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	13,533	5.58%

NWQ Flexible Income Fund — Class I	Mitra & Co FBO C/O BMO Harris Bank NA Attn MF 11270 W Park Place Suite 400 Milwaukee WI 53224-3638	581,673	66.55%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	60,057	6.87%

	Nuveen Investments Inc* Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	49,965	5.72%

Preferred Securities Fund — Class A	Charles Schwab & Co Inc For The Benefit Of Their Customers 211 Main St San Francisco CA 94105-1905	3,149,932	14.16%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	2,997,770	13.48%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	2,821,818	12.68%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	2,557,928	11.50%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	1,800,120	8.09%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	1,624,655	7.30%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	1,508,182	6.78%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	1,380,674	6.21%

Preferred Securities Fund — Class C	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	2,827,465	26.45%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	2,221,971	20.79%

	UBS WM USA Omni Account M/F Attn Department Manager 1000 Harbor Blvd FL 5 Weehawken NJ 07086-6761	1,095,598	10.25%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	863,645	8.08%

	Pershing LLC One Pershing Plaza Jersey City NJ 07399-0002	649,299	6.07%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	548,284	5.13%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	546,715	5.11%

Preferred Securities Fund — Class R3	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	124,921	78.33%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	31,703	19.88%

Preferred Securities Fund — Class I	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	16,326,713	35.95%

	Charles Schwab & Co Inc Attn Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	5,780,482	12.73%

	LPL Financial FBO: Customer Accounts Attn: Mutual Fund Operations 9785 Towne Centre Drive San Diego CA 92121-1968	5,073,747	11.17%

	MLPF&S For The Benefit Of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 3 Jacksonville FL 32246-6484	3,977,187	8.76%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street St. Louis MO 63103-2523	3,166,652	6.97%

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	2,836,032	6.25%

*	Shares owned beneficially and of record.

Appendix N

FORM OF MANAGEMENT AGREEMENT

BETWEEN

[NAME OF TRUST]

AND

NUVEEN ASSET MANAGEMENT

[NAME OF TRUST], a Massachusetts business trust registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end diversified management series investment company (“Trust”), hereby appoints NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois (“Manager”), to furnish investment advisory and management services and certain administrative services with respect to the portion of its assets represented by the shares of beneficial interest issued in the series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as “Fund”). Trust and Manager hereby agree that:

1.        Investment Management Services. Manager shall manage the investment operations of Trust and each Fund, subject to the terms of this Agreement and to the supervision and control of Trust’s Board of Trustees (“Trustees”). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

(a)        to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b)        to formulate and maintain a continuous investment program in a manner consistent with and subject to (i) Trust’s agreement and declaration of trust and by-laws; (ii) the Fund’s investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c)        unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d)        to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e)        to make recommendations as to the manner in which voting rights, rights to consent to Trust or Fund action, and any other rights pertaining to Trust or the Fund shall be exercised;

(f)        to make available to Trust promptly upon request all of the Fund’s records and ledgers and any reports or information reasonably requested by the Trust; and

(g)        to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparts or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act or 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Funds, and Manager’s other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

2.        Administrative Services. Subject to the terms of this Agreement and to the supervision and control of the Trustees, Manager shall provide to the Trust facilities, equipment, statistical and research data, clerical, accounting and bookkeeping services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by the Trust’s Distributor pursuant to the Distribution Agreement, those services to be performed by the Trust’s Custodian pursuant to the Custody Agreement, those services to be performed by the Trust’s Transfer Agent pursuant to the Transfer Agency Agreement, those services to be provided by the Trust’s Custodian pursuant to the Accounting Agreement and those services normally performed by the Trust’s counsel and auditors.

3.        Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4.        Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to:

(a)        all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b)        all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c)        all charges for and accounting services provided to Trust by Manager, or any other provider of such services;

(d)        all charges for services of Trust’s independent auditors and for services to Trust by legal counsel;

(e)        all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f)         all expenses incidental to holding meetings of holders of units of interest in the Trust (“Shareholders”), including printing and of supplying each record-date Shareholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g)        all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Shareholder with a copy of a revised prospectus;

(h)        all expenses related to preparing and transmitting certificates representing Trust shares;

(i)        all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j)        all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k)        all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l)        all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust’s shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust’s shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m)        all interest on indebtedness, if any, incurred by Trust or a Fund; and

(n)        all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

5.        Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Trust which is not solely attributable to a Fund, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

6.        Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement.

In the event that Manager pays or assumes any expenses of Trust or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or a Fund under any separate agreement or arrangement between the parties.

7.        Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of each Fund fees at the annual rate for such Fund as set forth in Schedule B to this Agreement. For each Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

8.        State Expense Limitation. If for any fiscal year of a Fund, its aggregate operating expenses (“Aggregate Operating Expenses”) exceed the applicable percentage expense limit imposed under the securities law and regulations of any state in which Shares of the Fund are qualified for sale (the “State Expense Limit”), the Manager shall pay such Fund the amount of such excess. For purposes of this State Expense Limit, Aggregate Operating Expenses shall (a) include (i) any fees or expenses reimbursements payable to Manager pursuant to this Agreement and (ii) to the extent the Fund invests all or a portion of its assets in another investment company registered under the 1940 Act, the pro rata portion of that company’s operating expenses allocated to the Fund, and (iii) any compensation payable to Manager pursuant to any separate agreement relating to the Fund’s administration, but (b) exclude any interest, taxes, brokerage commissions, and other normal charges incident to the purchase, sale or loan of securities, commodity interests or other investments held by the Fund, litigation and indemnification expense, and other extraordinary expenses not incurred in the ordinary course of business. Except as otherwise agreed to by the parties or unless otherwise required by the law or regulation of any state, any reimbursement by Manager to a Fund under this section shall not exceed the management fee payable to Manager by the Fund under this Agreement.

Any payment to a Fund by Manager hereunder shall be made monthly, by annualizing the Aggregate Operating Expenses for each month as of the last day of the month. An adjustment for payments made during any fiscal year of the Fund shall be made on or before the last day of the first month following such fiscal year of the Fund if the Annual Operating Expenses for such fiscal year (i) do not exceed the State Expense Limitation or (ii) for such fiscal year there is no applicable State Expense Limit.

9.        Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and its Funds for all acts or omissions of any sub-adviser in connection with the performance or Manager’s duties hereunder.

10.        Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

11.        Standard of Care. The Manager shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

12.        Amendment. This Agreement may not be amended as to the Trust or any Fund without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not “interested persons” of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a “majority of the outstanding shares” of Trust or, with respect to any amendment affecting an individual Fund, a “majority of the outstanding shares” of that Fund. The terms “interested persons” and “vote of a majority of the outstanding shares” shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

13.        Effective Date and Termination. This Agreement shall become effective as to any Fund as of the effective date for that Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of that fund, upon at least sixty (60) days’ written notice to Manager. This Agreement may be terminated by

Manager at any time upon at least sixty (60) days’ written notice to Trust. This Agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a “vote of a majority of the outstanding shares” of the Fund.

14.        Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Shareholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Trust as to each Fund statistical data and other information in such form and at such intervals as Trust may reasonably request.

15.        Non-Liability of Trustees and Shareholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Fund thereof) and shall not be binding upon any Trustee, officer, employee, agent or Shareholder of Trust. Neither the authorization of any action by the Trustees or Shareholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Shareholder.

16.        Use of Manager’s Name. Trust may use the name “[NAME OF TRUST]” and the Fund names listed in Schedule A or any other name derived from the name “Nuveen” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name “Nuveen” or otherwise connected with Manager, or with any organization which shall have succeeded to Manager’s business as investment adviser.

17.        References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as “herein,” “hereof,” and “hereunder’” shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction, or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: [ ]
ATTEST	BY	[NAME OF TRUST]

NUVEEN FUND ADVISORS, LLC
ATTEST	BY

[NAME OF TRUST]

MANAGEMENT AGREEMENT

SCHEDULE A

The Funds of the Trust currently subject to this Agreement and the effective date of each are as follows:

FUND	EFFECTIVE DATE	INITIAL TERM

[NAME OF TRUST]

MANAGEMENT AGREEMENT

SCHEDULE B

a.	Compensation pursuant to Section 7 of this Agreement shall be calculated with respect to each Fund in accordance with the following schedule applicable to the average daily net assets of the Fund: Each Fund’s Management Fee will equal the sum of a Fund-Level Fee and a Complex-Level Fee. Certain Funds are subject to expense limitations as described in this Schedule.

b.	The Fund-Level Fee for each Fund shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Net Assets	Rate

c.	Nuveen Asset Management will waive fees and reimburse expenses in order to prevent total annual fund operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding the percentage of the average daily net assets of any class of fund shares of each Fund as shown on the table below, subject in all cases to possible further reductions as a result of reductions in the complex-level fee component of the management fee.

Fund	Permanent Expense Cap as a percentage of the average daily net assets of any class of the Fund

d.	The Complex-Level Fee for each Fund shall be calculated by applying the Complex-Level Fee Rate (as applied to a specific Fund, the “Fund-Specific Complex-Level Fee Rate”), expressed as a daily equivalent, to the daily net assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include, in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by such Eligible Funds, such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following exclusions (as adjusted, “Complex-Level Assets”):

(i)	in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds;

(ii)	that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below).

The Complex-Level Fee Rate shall be calculated in such a manner that it results in the effective rate at the specified Complex-Level Asset amounts shown in the following annual fee schedule:

Complex-Level Managed Assets Breakpoint Level ($million)	Effective Rate at Breakpoint Level
55,000.2000%
56,000.1996%
57,000.1989%
60,000.1961%
63,000.1931%
66,000.1900%
71,000.1851%
76,000.1806%
80,000.1773%
91,000.1691%
125,000.1599%
200,000.1505%
250,000.1469%
300,000.1445%

e.	“Eligible Funds”, for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become part of the Nuveen complex because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Acquired Funds would be included in the Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

f.	The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below) and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

(i)	In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Acquired Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below.

(ii)	In the case of Acquired Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below) and (ii) an Acquired Fund’s net assets as of the effective date of such Fund’s Acquisition.

(iii)	In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

g.	Following are additional definitions of terms used above:

(i)	“Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Acquired Funds.

(ii)	“Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Acquired Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Acquired Funds as of January 1, 2011, the Aggregate Eligible Asset Amount is $2 billion.

(iii)	“Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

(iv)	“Fund-Specific Complex-Level Fee Rate”: The Complex-Level Fee Rate applicable to a specific Eligible Fund. In the case of Eligible Funds that are Funds of Funds, the Fund-Specific Complex-Level Fee Rate is zero percent (0%). For all other Eligible Funds, the Fund-Specific Complex-Level Fee Rate is the annual fee rate calculated as the sum of (i) the Complex-Level Fee Rate plus (ii) the product of (a) the difference between 0.20% and the Complex-Level Fee Rate and (b) the ratio of the Fund’s Fund Asset Limit Amount to such Fund’s net assets.

Appendix O

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

(ALL FUNDS EXCEPT GRESHAM DIVERSIFIED COMMODITY STRATEGY FUND AND GRESHAM LONG/SHORT COMMODITY STRATEGY FUND SUBADVISORY AGREEMENTS WITH GRESHAM)

AGREEMENT MADE THIS [    ] day of [                    ], by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company and a registered investment adviser (“Manager”), and [NAME OF SUBADVISER], a [STATE OF ORGANIZATION] [FORM OF ORGANIZATION] and a registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager is the investment manager for each Fund listed on Schedule A hereto (each a “Fund”), each of which is a series of [NAME OF TRUST] (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for each Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services with respect to the portion of each Fund’s portfolio allocated by Manager to Sub-Adviser for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Services to be Performed. Subject always to the supervision of Manager and the Trust’s Board of Trustees (the “Board”), Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated by Manager to Sub-Adviser. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Trust, will monitor each Fund’s investments, and will comply with the provisions of the Trust’s Declaration of Trust and By-laws, each as amended from time to time (the “Trust Documents”), and the stated investment objectives, policies and restrictions of each Fund. Manager will provide Sub-Adviser with current copies of the Trust Documents, each Fund’s prospectus and any amendments thereto, and any objectives, policies or restrictions not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to Manager and the Board with respect to the implementation of its investment program for each Fund.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of each Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or a Fund, or be in breach of any obligation owing to the Trust or each Fund under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for a Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including a Fund, as to which it exercises investment discretion. In addition, if in the judgment of Sub-Adviser, a Fund would be benefited by supplemental services, Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that Sub-Adviser determines in good faith that the commission or spread paid is reasonable in relation to the services provided. Sub-Adviser will properly communicate to the officers and trustees of the Trust such information relating to transactions for each Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to Manager, Sub-Adviser or any affiliated person of the Trust, Manager or Sub-Adviser, except as may be permitted under the 1940 Act, and under no circumstances will Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

Sub-Adviser further agrees that it:

(a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)	will report regularly to Manager and the Board and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Manager;

(d)	will prepare such books and records with respect to each Fund’s securities transactions as requested by Manager and will furnish Manager and the Board such periodic and special reports as Manager or the Board may reasonably request; and

(e)

[EXCEPT NWQ SUBADVISED FUNDS: will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of each Fund, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which a Fund’s securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Adviser’s portion of the portfolio. In addition, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of a Fund and in determining a recommended fair value of the affected security or securities.]Sub-Adviser shall not be liable for any valuation determined or adopted by a Fund, a Fund’s custodian and/or portfolio accounting agent, as contemplated in this Agreement, unless such determination is made based upon information provided by Sub-Adviser that is materially incorrect or incomplete as a result of Sub-Adviser’s gross negligence.

3.        Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for a Fund.

4.        Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee for each Fund equal to a percentage (as set forth on Schedule A) of the remainder of (a) the investment management fee payable by a Fund to Manager based on average daily net assets pursuant to the Management Agreement, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by Manager in respect of a Fund.

The management fee shall accrue on each calendar day, and shall be payable monthly on the second business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of a Fund, determined in the manner established by the Board, as of the close of business on the last preceding business day on which a Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5.        Services to Others. Manager understands, and has advised the Board, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies that are not series of the Trust, provided that whenever a Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised the Board, that in some cases this procedure may adversely affect the size of the position that a Fund may obtain in a particular security. It is further agreed that, on occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised the Board, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to a Fund. It is also agreed that Sub-Adviser may use any supplemental research obtained for the benefit of a Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6.        Limitation of Liability. Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of Sub-Adviser’s duties under this Agreement, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.        Term; Termination; Amendment. As to each Fund, this Agreement shall become effective and shall run for an initial period as specified for such Fund in Schedule A hereto. This Agreement shall continue in force from year to year thereafter with respect to each Fund, but only as long as such continuance is specifically approved for such Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for a Fund, Sub-Adviser may continue to serve in such capacity for such Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to Sub-Adviser. This Agreement may also be terminated by the Trust with respect to a Fund by action of the Board or by a vote of a majority of the outstanding voting securities of such Fund on sixty (60) days’ written notice to Sub-Adviser by the Trust.

This Agreement may be terminated with respect to a Fund at any time without the payment of any penalty by Manager or the Board or by vote of a majority of the outstanding voting securities of such Fund in the event that it shall have been established by a court of competent jurisdiction that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a breach of the covenants of Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Management Agreement between Manager and the Trust is terminated, assigned or not renewed.

8.        Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party as set forth below:

If to Manager:	If to Sub-Adviser:

Nuveen Fund Advisors, LLC	[ ]
333 West Wacker Drive
Chicago, Illinois 60606
Attention: Mr. Gifford R. Zimmerman

[ ]

With a copy to:

[ ]

or such address as such party may designate for the receipt of such notice.

[ALL FUNDS EXCEPT GLOBAL TOTAL RETURN BOND FUND, INTELLIGENT RISK CONSERVATIVE ALLOCATION FUND, NUVEEN INTELLIGENT RISK GROWTH ALLOCATION FUND, INTELLIGENT RISK MODERATE ALLOCATION FUND, GRESHAM DIVERSIFIED COMMODITY STRATEGY FUND, GRESHAM LONG/SHORT COMMODITY STRATEGY FUND, PREFERRED SECURITIES FUND:

9.        Limitations on Liability. All parties hereto are expressly put on notice of the Trust’s Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Trust entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but are binding upon only the assets and property of the Trust, and persons dealing with the Trust must look solely to the assets of the Trust and those assets belonging to the Fund, for the enforcement of any claims.]

10.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11.        Applicable Law. This Agreement shall be construed in accordance with applicable federal law (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) and the laws of the State of Illinois.

IN WITNESS WHEREOF, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company By: Title:	[NAME OF SUBADVISER], a [STATE OF ORGANIZATION] [FORM OF ORGANIZATION] By: Title:

INVESTMENT SUB-ADVISORY AGREEMENT

Schedule A

Fund Name	Effective Date	Period End	Compensation Percentage

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

(GDCS—GRESHAM, GLSCS—GRESHAM)

AGREEMENT MADE THIS [    ] day of [                ], among Nuveen Fund Advisors, LLC, a Delaware limited liability company and a registered investment adviser (“Manager”), [NAME OF SUBADVISER], a [STATE OF ORGANIZATION] [FORM OF ORGANIZATION] and a registered investment adviser (“Sub-Adviser”), and each registered investment company listed on Schedule A hereto (each a “Fund” and collectively the “Funds”).

WHEREAS, Manager is the investment manager for the Funds, each a series of Nuveen Investment Trust V (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for each Fund upon the terms and conditions hereinafter set forth;

WHEREAS, Manager has caused the formation of a Cayman Islands Exempted Company as a wholly owned subsidiary of each Fund to implement the investment program of the Funds pursuant to separate sub-advisory agreements with the Exempted Companies (“Exempted Company Agreements”), and Sub-Adviser will be compensated for its services to each Exempted Company out of a portion of the fees paid to Manager by each Fund solely for administrative convenience due to considerations under the 1940 Act;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.        Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services with respect to the development of an investment program for each Fund and the portion of each Fund’s portfolio allocated by Manager to Sub-Adviser for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2.        Services to be Performed. Subject always to the supervision of Manager and the Trust’s Board of Trustees (the “Board”), Sub-Adviser is authorized to furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of futures contracts, forward contracts, options on futures contracts and other commodity interests (“Commodity Interests”) for the portion of each Fund’s investment portfolio allocated by Manager to Sub-Adviser. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Trust, will select and monitor each Fund’s investments in Commodity Interests, and will comply with the provisions of the Trust’s Declaration of Trust and By-laws, each as amended from time to time (the “Trust Documents”), and the stated investment objectives, policies and restrictions of each Fund. Manager will provide Sub-Adviser with current copies of the Trust Documents, each Fund’s prospectus and Statement of Additional Information and any amendments thereto, and any objectives, policies or restrictions not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to Manager and the Board with respect to the implementation of its investment program for each Fund.

All commissions and expenses arising from the Sub-Adviser’s trading of Commodity Interests on behalf of the Fund, or other transactions in the course of the administration of the Fund’s account, shall be charged to the applicable Fund’s account with its clearing broker(s). Manager shall deliver to Sub-Adviser, and renew when necessary, a commodity trading authorization appointing Sub-Adviser as the Funds’ agent and attorney-in-fact for the purpose of trading Commodity Interests on behalf of the Funds. All trades for the accounts of the Funds directed by Sub-Adviser shall be made through such clearing broker(s) as Manager directs. Notwithstanding the foregoing, Sub-Adviser may place orders for transactions in Commodity Interests for the Funds through executing brokers or floor brokers selected by Sub-Adviser and may execute on behalf of the Funds “give-up” agreements with such executing brokers or floor brokers where necessary; provided that (i) Sub-Adviser will use its best efforts to obtain best execution of each Fund’s transactions and (ii) Sub-Adviser will provide Manager and the Funds on a quarterly basis with a list of the executing brokers or floor brokers Sub-Adviser is then using, and Manager may, within 5 days of receiving such list after consultation with Sub-Adviser, object to the use of an executing broker or floor broker because the Manager reasonably believes the use of such executing broker or floor broker would be detrimental to the Funds and their investors, and Sub-Adviser shall cease using such broker on behalf of the Funds. Any over-the-counter contracts in Commodity Interests transacted for the Funds’ accounts will be effected through the clearing broker or its affiliates, as agreed upon between Sub-Adviser and Manager. Sub-Adviser from time to time may select other dealers through which any such contracts will be traded, with the prior written consent of Manager.

Sub-Adviser further agrees that it:

(a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)	will conform to all applicable rules and regulations of the Securities and Exchange Commission and the Commodity Futures Trading Commission (“CFTC”) in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)	will report regularly to Manager and the Board and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Manager;

(d)	will prepare such books and records with respect to each Fund’s transactions in Commodity Interests as requested by Manager and will furnish Manager and the Board such periodic and special reports as Manager or the Board may reasonably request; and

(e)

will monitor the pricing of the Funds’ Commodity Interests, and events relating to and the commodity markets in which the Funds trade, and will notify Manager promptly of any market events or other situations that come to its attention (particularly those that may occur after the close of a foreign market in which the

Funds’ Commodity Interests may primarily trade but before the time at which the Funds’ Commodity Interests are priced on a given day) that may materially impact the pricing of one or more of the Funds’ Commodity Interests. In addition, upon the request of Manager, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Funds and in determining a recommended fair value of the affected Commodity Interests. Sub-Adviser shall not be liable for any valuation determined or adopted by the Funds, the Funds’ custodian and/or portfolio accounting agent, as contemplated in this Agreement, unless such determination is made based upon information provided by Sub-Adviser that is materially incorrect or incomplete as a result of Sub-Adviser’s gross negligence.

3.        Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of investments (including brokerage commissions and other related expenses) purchased or sold for each Fund.

4.        Compensation. For the services provided and the expenses assumed pursuant to this Agreement and, solely for administrative convenience, the Exempted Company Agreements, Manager will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee for each Fund equal to a percentage (as set forth on Schedule A) of the remainder of (a) the investment management fee payable by each Fund to Manager based on average daily net assets pursuant to the Management Agreement between Manager and the Trust, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by Manager in respect of each Fund.

The management fee shall accrue on each calendar day, and shall be payable monthly on the second business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of each Fund, determined in the manner established by the Board, as of the close of business on the last preceding business day on which each Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5.        Services to Others. Manager understands, and has advised the Board, that Sub-Adviser now acts, or may in the future act, as an investment adviser and/or commodity trading advisor to fiduciary and other managed accounts (including accounts owned by the Sub-Adviser and/or its principals), and as investment adviser or sub-investment adviser to other investment companies that are not series of the Trust. In addition, Manager understands, and has advised the Board, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Funds. It is also agreed that Sub-Adviser may use any supplemental research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts or for managing its own accounts. Sub-Adviser agrees to comply with the position limits imposed on certain Commodity Interest contracts by the CFTC or applicable contract market. If, at any time during the term of this Agreement, Sub-Adviser is required to aggregate the Funds’

Commodity Interest positions with the positions of any other person for purposes of applying the CFTC or exchange imposed speculative position limits, Sub-Adviser will promptly notify Manager if the Funds’ positions are included in an aggregate amount which exceeds the applicable speculative position limit Sub-Adviser represents that, if speculative position limits are reached in any Commodity Interest contract, it will modify the trading instructions to the Funds’ accounts and its other accounts in a reasonable and good faith effort to achieve an equitable treatment of all accounts. Sub-Adviser currently believes and represents that such speculative limits will not materially affect its investment recommendations or strategy for the Funds given Sub-Adviser’s current accounts and all proposed accounts for which Sub-Adviser has a contract to act as a commodity trading advisor and/or investment adviser or sub-investment adviser.

6.        Limitation of Liability. Sub-Adviser shall not be liable for, and Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by a Fund (including, without limitation, by reason of the purchase, sale or retention of any asset) in connection with the performance of Sub-Adviser’s duties under this Agreement, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.        Indemnity.

(a)	In any threatened, pending or completed action, suit, or proceeding to which Sub-Adviser, its members, officers, directors, employees or associated persons (collectively, “its affiliates”) was or is a party or is threatened to be made a party by reason of the fact that Sub-Adviser is or was an investment sub-adviser of a Fund or otherwise, the Fund and the Manager, jointly and severally, shall indemnify and hold harmless, subject to subsection (d) below, Sub-Adviser and its affiliates against any loss, liability, damage, cost, expenses (including attorneys’ fees and accountants’ fees), judgments and amounts paid in settlement actually and reasonably incurred by it or its affiliates in connection with any action, suit or proceeding if Sub-Adviser acted in good faith and in a manner it reasonably believed to be in or not opposed to the best interests of the Fund, and provided that its conduct does not constitute willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under this Agreement. The termination of any action, suit or proceeding by judgment, order or settlement shall not, of itself, create a presumption that Sub-Adviser did not act in good faith or in a manner which it reasonably believed to be in or not opposed to the best interests of the Fund.

(b)	Expenses incurred in defending a threatened or pending civil, administrative or criminal action, suit or proceeding against Sub-Adviser or its affiliates may, in the sole discretion of Manager, be paid by a Fund in advance of the final disposition of such action, suit or proceeding, if and to the extent that the person on whose behalf such expenses are paid shall agree to reimburse the Fund in the event indemnification is not permitted under this Section 7.

(c)

Sub-Adviser agrees to indemnify, defend and hold harmless the Funds, Manager and its affiliates (as defined above) against any loss, liability, damage, cost, expenses (including attorneys’ fees and accountants’ fees), judgments and amounts paid in settlement actually and reasonably incurred by it or its affiliates by reason of any act or omission of Sub-Adviser relating to a Fund (including costs and expenses of investigating and defending any claims, demand or suit and attorneys’ and accountants’ fees) if such act or omission materially violated the terms of this Agreement or involved willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(d)	Any indemnification under subsections (a) or (c) above, unless ordered by a court or administrative forum, shall be made only as authorized in the specific case and only upon a determination by independent legal counsel in a written opinion that indemnification is proper in the circumstances because the party claiming indemnification (the “Indemnitee”) has met the applicable standard of conduct set forth in subsection (a) or (c), as the case may be. To the extent that the Indemnitee or its affiliates have been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsection (a) or (c) above, or in defense of any claim, issue or matter therein, the immediately preceding sentence of this subsection (d) shall not apply and the party obligated to indemnify the other party (the “Indemnitor”) shall indemnify the Indemnitee or its affiliates against the expenses, including attorneys’ and accountants’ fees, actually and reasonably incurred by it or its affiliates in connection therewith.

(e)	In the event that any claim, dispute or litigation arises between Sub-Adviser and any party other than a Fund or Manager, which claim, dispute or litigation is unrelated to the Fund’s business, and if a Fund or Manager are made a party to such claim, dispute or litigation by such other party, Sub-Adviser shall defend any actions brought in connection therewith on behalf of the Fund and/or Manager each of whom agree to cooperate in such defense, and Sub-Adviser shall indemnify and hold harmless the Fund and Manager from and with respect to any amounts awarded to such other party. If any claim, dispute or litigation arises between a Fund and/or Manager and any party other than Sub-Adviser which claim, dispute or litigation is unrelated to Sub-Adviser’s duties under this Agreement, and if Sub-Adviser is made a party to such claim, dispute or litigation by such other party, the Fund and/or Manager, as the case may be, shall defend any actions brought in connection therewith on behalf of Sub-Adviser or its principals, each of whom agree to cooperate in such defense and the Fund and/or Manager, as the case may be, shall indemnify and hold harmless Sub-Adviser and its affiliates from and with respect to any amounts awarded to such other party. Notwithstanding any other provision of this subsection (e), if, in any claim as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel in connection with such claim and shall be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim.

(f)

None of the foregoing provisions for indemnification shall be applicable with respect to default judgments, confessions of judgment or settlements entered into by the Indemnitee without the prior consent of the Indemnitor; provided, however, that should the Indemnitor refuse to consent to a settlement approved by the Indemnitee, the Indemnitee may effect such settlement, pay such amount in settlement as it shall deem reasonable and seek a judicial or regulatory determination with respect to reimbursement by the Indemnitor of any loss, liability, damage, cost or expenses (including reasonable attorneys’ and accountants’ fees) incurred by the Indemnitee in connection with such settlement to the extent such loss, liability, damage, cost or expense (including reasonable attorneys’ and accountants’ fees) was caused by or resulted from a material violation of this Agreement by the Indemnitor or violation of the standard of conduct or the representations and warranties set forth herein. Notwithstanding the foregoing, the Indemnitor shall, at all times, have the right to offer to settle any matters, and if the Indemnitor successfully negotiates a settlement and tenders payment therefor to the Indemnitee, the Indemnitee must either use its best efforts to dispose of the matter in accordance with the terms and conditions of the proposed settlement or the Indemnitee may refuse to settle the matter and continue its defense in which latter event the maximum liability of the Indemnitor to the Indemnitee shall be the amount of said proposed settlement.

(g)	The foregoing provisions for indemnification shall survive the termination of this Agreement.

(h)	Sub-Adviser acknowledges as to it that the indemnities provided in this Agreement by Manager and the Funds to Sub-Adviser shall be inapplicable in the event of any liability accruing to the extent, if any, caused by or based upon Sub-Adviser’s misrepresentations, omissions or breach of any warranty in this Agreement.

(i)	The Funds and Manager acknowledge as to each of them that the indemnities provided in this Agreement by the Sub-Adviser to the Funds and Manager shall be inapplicable in the event of any liability accruing to the extent, if any, caused by or based upon a Fund’s or Manager’s misrepresentations, omissions or breach of any warranty in this Agreement.

Notwithstanding anything in this Agreement to the contrary, all securities laws impose liabilities under certain circumstances on persons who act in good faith, and, therefore, nothing in this Agreement shall constitute a waiver or limitation of liability under such laws to the extent (but only to the extent) such liability may not be waived, modified or limited.

8.        Term; Termination; Amendment. As to each Fund, this Agreement shall become effective and shall run for an initial period as specified for each Fund in Schedule A hereto. This Agreement shall continue in force from year to year thereafter with respect to each Fund, but only as long as such continuance is specifically approved for each Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for each Fund, Sub-Adviser may continue to serve in such capacity for each Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to the other party. This Agreement may also be terminated by the Trust with respect to a Fund by action of the Board or by a vote of a majority of the outstanding voting securities of such Fund on sixty (60) days’ written notice to Sub-Adviser by the Trust.

This Agreement may be terminated with respect to each Fund at any time without the payment of any penalty by Manager or the Board or by vote of a majority of the outstanding voting securities of each Fund in the event that it shall have been established by a court of competent jurisdiction that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a breach of the covenants of Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Management Agreement between Manager and the Trust is terminated, assigned or not renewed.

9.        Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party as set forth below:

If to Manager:	If to Sub-Adviser:

Nuveen Fund Advisors, LLC	[NAME]
333 West Wacker Drive	[ADDRESS]
Chicago, Illinois 60606	[ADDRESS]
Attention: Mr. Gifford R. Zimmerman

With a copy to:

Nuveen Investments, Inc.
333 West Wacker Drive
Chicago, Illinois 60606

or such address as such party may designate for the receipt of such notice.

10.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

11.        Applicable Law, Entire Agreement, Amendments, Arbitration. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois. This Agreement is the entire agreement of the parties in respect of the subject matter and may be amended only by a writing signed by the parties. All disputes not resolved by negotiation shall be exclusively resolved by confidential binding arbitration in New York in accordance with the then rules of the American Arbitration Association by a panel of three arbitrators, one selected by each party and the third by the two so selected. The arbitrators shall have no authority to amend this Agreement. Any award by the arbitrators may be entered as a judgment by any court having jurisdiction.

12.        Sub-Adviser’s Rule 4.7 Advisory and Company’s Consent. The Sub-Adviser will manage the account of the Fund or the Exempted Company as an exempt account under CFTC Rule 4.7 and provides the following advisory in connection therewith:

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

Each Fund consents to its account and the account of the Exempted Company being managed by Sub-Adviser being an exempt account under CFTC Rule 4.7.

IN WITNESS WHEREOF, Manager, Sub-Adviser and the Funds have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company By: Title: Managing Director	[NAME OF SUBADVISER], a [STATE OF ORGANIZATION] [FORM OF ORGANIZATION] By: Title: President

NUVEEN INVESTMENT TRUST V, a Massachusetts business trust, on behalf only of the Funds listed on Schedule A hereto By: Title: Vice President

INVESTMENT SUB-ADVISORY AGREEMENT

Schedule A

Fund Name	Effective Date	Period End	Compensation Percentage

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NIT0814

NUVEEN FUNDS	PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 5, 2014

A Special Meeting of Shareholders will be held Tuesday, August 5, 2014 at 2:00 p.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on Tuesday, August 5, 2014, or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature

Date	NUV_25747_061214-BK3

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

FUNDS	FUNDS	FUNDS
Nuveen Concentrated Core Fund	Nuveen Core Dividend Fund	Nuveen Equity Long/Short Fund
Nuveen Equity Market Neutral Fund	Nuveen Global Growth Fund	Nuveen Gresham Diversified Commodity Strat. Fund
Nuveen Gresham Long/Short Commodity Strat. Fund	Nuveen Growth Fund	Nuveen Intelligent Risk Conservative Allocation Fund
Nuveen Intelligent Risk Moderate Allocation Fund	Nuveen Intelligent Risk Growth Allocation Fund	Nuveen International Growth Fund
Nuveen Large Cap Core Fund	Nuveen Large Cap Core Plus Fund	Nuveen Large Cap Growth Fund
Nuveen Large Cap Value Fund	Nuveen NWQ Global Equity Fund	Nuveen NWQ Global Equity Income Fund

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Concentrated Core Fund	☐	☐	☐	02 Nuveen Core Dividend Fund	☐	☐	☐
03 Nuveen Equity Long/Short Fund	☐	☐	☐	04 Nuveen Equity Market Neutral Fund	☐	☐	☐
05 Nuveen Global Growth Fund	☐	☐	☐	06 Nuveen Gresham Diversified Commodity Strat. Fund	☐	☐	☐
07 Nuveen Gresham Long/Short Commodity Strat. Fund	☐	☐	☐	08 Nuveen Growth Fund	☐	☐	☐
09 Nuveen Intelligent Risk Conservative Allocation Fund	☐	☐	☐	10 Nuveen Intelligent Risk Moderate Allocation Fund	☐	☐	☐
11 Nuveen Intelligent Risk Growth Allocation Fund	☐	☐	☐	12 Nuveen International Growth Fund	☐	☐	☐
13 Nuveen Large Cap Core Fund	☐	☐	☐	14 Nuveen Large Cap Core Plus Fund	☐	☐	☐
15 Nuveen Large Cap Growth Fund	☐	☐	☐	16 Nuveen Large Cap Value Fund	☐	☐	☐
17 Nuveen NWQ Global Equity Fund	☐	☐	☐	18 Nuveen NWQ Global Equity Income Fund	☐	☐	☐
2a. To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Concentrated Core Fund	☐	☐	☐	02 Nuveen Core Dividend Fund	☐	☐	☐
03 Nuveen Equity Long/Short Fund	☐	☐	☐	04 Nuveen Equity Market Neutral Fund	☐	☐	☐
05 Nuveen Global Growth Fund	☐	☐	☐	06 Nuveen Gresham Diversified Commodity Strat. Fund	☐	☐	☐
07 Nuveen Gresham Long/Short Commodity Strat. Fund	☐	☐	☐	08 Nuveen Growth Fund	☐	☐	☐
09 Nuveen Intelligent Risk Conservative Allocation Fund	☐	☐	☐	10 Nuveen Intelligent Risk Moderate Allocation Fund	☐	☐	☐
11 Nuveen Intelligent Risk Growth Allocation Fund	☐	☐	☐	12 Nuveen International Growth Fund	☐	☐	☐
13 Nuveen Large Cap Core Fund	☐	☐	☐	14 Nuveen Large Cap Core Plus Fund	☐	☐	☐
15 Nuveen Large Cap Growth Fund	☐	☐	☐	16 Nuveen Large Cap Value Fund	☐	☐	☐

2b.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Gresham Investment Management LLC.

	FOR	AGAINST	ABSTAIN
01 Nuveen Gresham Diversified Commodity Strat. Fund	☐	☐	☐	02 Nuveen Gresham Long/Short Commodity Strat. Fund	☐	☐	☐
2c. To approve a new sub-advisory agreement between Nuveen Fund Advisors and NWQ Investment Management Company, LLC.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen NWQ Global Equity Fund	☐	☐	☐	02 Nuveen NWQ Global Equity Income Fund	☐	☐	☐

2d.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Santa Barbara Asset Management, LLC.

Not Applicable

2e.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Symphony Asset Management LLC.

Not Applicable

2f.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Tradewinds Global Investors, LLC.

Not Applicable

2g.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Winslow Capital Management, LLC.

Not Applicable

3a.	To approve revision of the fundamental policy related to the purchase and sale of commodities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Concentrated Core Fund	☐	☐	☐	02 Nuveen Core Dividend Fund	☐	☐	☐
03 Nuveen Equity Long/Short Fund	☐	☐	☐	04 Nuveen Equity Market Neutral Fund	☐	☐	☐
05 Nuveen Global Growth Fund	☐	☐	☐	06 Nuveen Gresham Diversified Commodity Strat. Fund	☐	☐	☐
07 Nuveen Gresham Long/Short Commodity Strat. Fund	☐	☐	☐	08 Nuveen Growth Fund	☐	☐	☐
09 Nuveen Intelligent Risk Conservative Allocation Fund	☐	☐	☐	10 Nuveen Intelligent Risk Moderate Allocation Fund	☐	☐	☐
11 Nuveen Intelligent Risk Growth Allocation Fund	☐	☐	☐	12 Nuveen International Growth Fund	☐	☐	☐
13 Nuveen Large Cap Core Fund	☐	☐	☐	14 Nuveen Large Cap Core Plus Fund	☐	☐	☐
15 Nuveen Large Cap Growth Fund	☐	☐	☐	16 Nuveen Large Cap Value Fund	☐	☐	☐
17 Nuveen NWQ Global Equity Income Fund	☐	☐	☐

3b.	To approve elimination of the fundamental policy related to investing for control.

Not Applicable

4.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01.	William Adams IV	02.	Robert P. Bremner	03.	Jack B. Evans	04.	William C. Hunter
05.	David J. Kundert	06.	John K. Nelson	07.	William J. Schneider	08.	Thomas S. Schreier, Jr.
09.	Judith M. Stockdale	10.	Carole E. Stone	11.	Virginia L. Stringer	12.	Terence J. Toth

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Nuveen Concentrated Core Fund	☐	☐	☐	02 Nuveen Core Dividend Fund	☐	☐	☐
03 Nuveen Equity Long/Short Fund	☐	☐	☐	04 Nuveen Equity Market Neutral Fund	☐	☐	☐
05 Nuveen Global Growth Fund	☐	☐	☐	06 Nuveen Gresham Diversified Commodity Strat. Fund	☐	☐	☐
07 Nuveen Gresham Long/Short Commodity Strat. Fund	☐	☐	☐	08 Nuveen Growth Fund	☐	☐	☐
09 Nuveen Intelligent Risk Conservative Allocation Fund	☐	☐	☐	10 Nuveen Intelligent Risk Moderate Allocation Fund	☐	☐	☐
11 Nuveen Intelligent Risk Growth Allocation Fund	☐	☐	☐	12 Nuveen International Growth Fund	☐	☐	☐
13 Nuveen Large Cap Core Fund	☐	☐	☐	14 Nuveen Large Cap Core Plus Fund	☐	☐	☐
15 Nuveen Large Cap Growth Fund	☐	☐	☐	16 Nuveen Large Cap Value Fund	☐	☐	☐
17 Nuveen NWQ Global Equity Fund	☐	☐	☐	18 Nuveen NWQ Global Equity Income Fund	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Shareholders to Be Held on August 5, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/MF/Default.aspx

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

NUV_25747_061214-BK3

NUVEEN FUNDS	PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 5, 2014

A Special Meeting of Shareholders will be held Tuesday, August 5, 2014 at 2:00 p.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on Tuesday, August 5, 2014, or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature

Date	NUV_25747_061214-BK3

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

FUNDS	FUNDS	FUNDS
Nuveen NWQ Large-Cap Value Fund	Nuveen NWQ Multi-Cap Value Fund	Nuveen NWQ Small-Cap Value Fund
Nuveen NWQ Small/Mid-Cap Value Fund	Nuveen Santa Barbara Dividend Growth Fund	Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara Int. Dividend Growth Fund	Nuveen Symphony International Equity Fund	Nuveen Symphony Large-Cap Growth Fund
Nuveen Symphony Low Volatility Equity Fund	Nuveen Symphony Mid-Cap Core Fund	Nuveen Tradewinds Emerging Markets Fund
Nuveen Tradewinds Global All-Cap Fund	Nuveen Tradewinds International Value Fund	Nuveen Tradewinds Japan Fund
Nuveen Tradewinds Value Opportunities Fund	Nuveen Winslow Large-Cap Growth Fund	Nuveen NWQ Flexible Income Fund

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen NWQ Large-Cap Value Fund	☐	☐	☐	02 Nuveen NWQ Multi-Cap Value Fund	☐	☐	☐
03 Nuveen NWQ Small-Cap Value Fund	☐	☐	☐	04 Nuveen NWQ Small/Mid-Cap Value Fund	☐	☐	☐
05 Nuveen Santa Barbara Dividend Growth Fund	☐	☐	☐	06 Nuveen Santa Barbara Global Dividend Growth Fund	☐	☐	☐
07 Nuveen Santa Barbara Int. Dividend Growth Fund	☐	☐	☐	08 Nuveen Symphony International Equity Fund	☐	☐	☐
09 Nuveen Symphony Large-Cap Growth Fund	☐	☐	☐	10 Nuveen Symphony Low Volatility Equity Fund	☐	☐	☐
11 Nuveen Symphony Mid-Cap Core Fund	☐	☐	☐	12 Nuveen Tradewinds Emerging Markets Fund	☐	☐	☐
13 Nuveen Tradewinds Global All-Cap Fund	☐	☐	☐	14 Nuveen Tradewinds International Value Fund	☐	☐	☐
15 Nuveen Tradewinds Japan Fund	☐	☐	☐	16 Nuveen Tradewinds Value Opportunities Fund	☐	☐	☐
17 Nuveen Winslow Large-Cap Growth Fund	☐	☐	☐	18 Nuveen NWQ Flexible Income Fund	☐	☐	☐

2a.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.

Not Applicable

2b.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Gresham Investment Management LLC.

Not Applicable

2c. To approve a new sub-advisory agreement between Nuveen Fund Advisors and NWQ Investment Management Company, LLC.
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen NWQ Large-Cap Value Fund	☐	☐	☐	02 Nuveen NWQ Multi-Cap Value Fund	☐	☐	☐
03 Nuveen NWQ Small-Cap Value Fund	☐	☐	☐	04 Nuveen NWQ Small/Mid-Cap Value Fund	☐	☐	☐
05 Nuveen NWQ Flexible Income Fund	☐	☐	☐

2d.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Santa Barbara Asset Management, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Santa Barbara Dividend Growth Fund	☐	☐	☐	02 Nuveen Santa Barbara Global Dividend Growth Fund	☐	☐	☐
03 Nuveen Santa Barbara Int. Dividend Growth Fund	☐	☐	☐

2e.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Symphony Asset Management LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Symphony International Equity Fund	☐	☐	☐	02 Nuveen Symphony Large-Cap Growth Fund	☐	☐	☐
03 Nuveen Symphony Low Volatility Equity Fund	☐	☐	☐	04 Nuveen Symphony Mid-Cap Core Fund	☐	☐	☐

2f.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Tradewinds Global Investors, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Tradewinds Emerging Markets Fund	☐	☐	☐	02 Nuveen Tradewinds Global All-Cap Fund	☐	☐	☐
03 Nuveen Tradewinds International Value Fund	☐	☐	☐	04 Nuveen Tradewinds Japan Fund	☐	☐	☐
05 Nuveen Tradewinds Value Opportunities Fund

2g.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Winslow Capital Management, LLC.

	FOR	AGAINST	ABSTAIN
Nuveen Winslow Large-Cap Growth Fund	☐	☐	☐

3a.	To approve revision of the fundamental policy related to the purchase and sale of commodities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen NWQ Large-Cap Value Fund	☐	☐	☐	02 Nuveen NWQ Multi-Cap Value Fund	☐	☐	☐
03 Nuveen NWQ Small-Cap Value Fund	☐	☐	☐	04 Nuveen NWQ Small/Mid-Cap Value Fund	☐	☐	☐
05 Nuveen Santa Barbara Dividend Growth Fund	☐	☐	☐	06 Nuveen Santa Barbara Global Dividend Growth Fund	☐	☐	☐
07 Nuveen Santa Barbara Int. Dividend Growth Fund	☐	☐	☐	08 Nuveen Symphony International Equity Fund	☐	☐	☐
09 Nuveen Symphony Large-Cap Growth Fund	☐	☐	☐	10 Nuveen Symphony Low Volatility Equity Fund	☐	☐	☐
11 Nuveen Symphony Mid-Cap Core Fund	☐	☐	☐	12 Nuveen Tradewinds Emerging Markets Fund	☐	☐	☐
13 Nuveen Tradewinds Global All-Cap Fund	☐	☐	☐	14 Nuveen Tradewinds International Value Fund	☐	☐	☐
15 Nuveen Tradewinds Japan Fund	☐	☐	☐	16 Nuveen Tradewinds Value Opportunities Fund	☐	☐	☐
17 Nuveen Winslow Large-Cap Growth Fund	☐	☐	☐	18 Nuveen NWQ Flexible Income Fund	☐	☐	☐

3b.	To approve elimination of the fundamental policy related to investing for control.

Not Applicable

4.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01.	William Adams IV	02.	Robert P. Bremner	03.	Jack B. Evans	04.	William C. Hunter
05.	David J. Kundert	06.	John K. Nelson	07.	William J. Schneider	08.	Thomas S. Schreier, Jr.
09.	Judith M. Stockdale	10.	Carole E. Stone	11.	Virginia L. Stringer	12.	Terence J. Toth

	FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
	ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
01 Nuveen NWQ Large-Cap Value Fund	☐	☐	☐	02 Nuveen NWQ Multi-Cap Value Fund	☐	☐	☐
03 Nuveen NWQ Small-Cap Value Fund	☐	☐	☐	04 Nuveen NWQ Small/Mid-Cap Value Fund	☐	☐	☐
05 Nuveen Santa Barbara Dividend Growth Fund	☐	☐	☐	06 Nuveen Santa Barbara Global Dividend Growth Fund	☐	☐	☐
07 Nuveen Santa Barbara Int. Dividend Growth Fund	☐	☐	☐	08 Nuveen Symphony International Equity Fund	☐	☐	☐
09 Nuveen Symphony Large-Cap Growth Fund	☐	☐	☐	10 Nuveen Symphony Low Volatility Equity Fund	☐	☐	☐
11 Nuveen Symphony Mid-Cap Core Fund	☐	☐	☐	12 Nuveen Tradewinds Emerging Markets Fund	☐	☐	☐
13 Nuveen Tradewinds Global All-Cap Fund	☐	☐	☐	14 Nuveen Tradewinds International Value Fund	☐	☐	☐
15 Nuveen Tradewinds Japan Fund	☐	☐	☐	16 Nuveen Tradewinds Value Opportunities Fund	☐	☐	☐
17 Nuveen Winslow Large-Cap Growth Fund	☐	☐	☐	18 Nuveen NWQ Flexible Income Fund	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Shareholders to Be Held on August 5, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/MF/Default.aspx

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

NUV_25747_061214-BK3

NUVEEN FUNDS	PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS, AUGUST 5, 2014

A Special Meeting of Shareholders will be held Tuesday, August 5, 2014 at 2:00 p.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on Tuesday, August 5, 2014, or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature

Date	NUV_25747_061214-BK3

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

FUNDS	FUNDS	FUNDS
Nuveen Preferred Securities Fund	Nuveen Symphony Credit Opportunities Fund	Nuveen Symphony Floating Rate Income Fund
Nuveen Symphony High Yield Bond Fund	Nuveen Global Tactical Opportunities Plus Fund	Nuveen Symphony Dynamic Equity Fund
Nuveen Symphony Dynamic Credit Fund	Nuveen Global Total Return Bond Fund	Nuveen Symphony Small Cap Core Fund

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Preferred Securities Fund	☐	☐	☐	02 Nuveen Symphony Credit Opportunities Fund	☐	☐	☐
03 Nuveen Symphony Floating Rate Income Fund	☐	☐	☐	04 Nuveen Symphony High Yield Bond Fund	☐	☐	☐
05 Nuveen Global Tactical Opportunities Plus Fund	☐	☐	☐	06 Nuveen Symphony Dynamic Equity Fund	☐	☐	☐
07 Nuveen Symphony Dynamic Credit Fund	☐	☐	☐	08 Nuveen Global Total Return Bond Fund	☐	☐	☐
09 Nuveen Symphony Small Cap Core Fund	☐	☐	☐
2a. To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Preferred Securities Fund	☐	☐	☐	02 Nuveen Global Tactical Opportunities Plus Fund	☐	☐	☐
03 Nuveen Global Total Return Bond Fund	☐	☐	☐

2b.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Gresham Investment Management LLC.

Not Applicable

2c.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and NWQ Investment Management Company, LLC.

Not Applicable

2d.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Santa Barbara Asset Management, LLC.

Not Applicable

2e.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Symphony Asset Management LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Symphony Credit Opportunities Fund	☐	☐	☐	02 Nuveen Symphony Floating Rate Income Fund	☐	☐	☐
03 Nuveen Symphony High Yield Bond Fund	☐	☐	☐	04 Nuveen Symphony Dynamic Equity Fund	☐	☐	☐
05 Nuveen Symphony Dynamic Credit Fund	☐	☐	☐	06 Nuveen Symphony Small Cap Core Fund	☐	☐	☐

2f.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Tradewinds Global Investors, LLC.

Not Applicable

2g.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Winslow Capital Management, LLC.

Not Applicable

3a.	To approve revision of the fundamental policy related to the purchase and sale of commodities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Preferred Securities Fund	☐	☐	☐	02 Nuveen Symphony Credit Opportunities Fund	☐	☐	☐
03 Nuveen Symphony Floating Rate Income Fund	☐	☐	☐	04 Nuveen Symphony High Yield Bond Fund	☐	☐	☐
05 Nuveen Global Tactical Opportunities Plus Fund	☐	☐	☐	06 Nuveen Global Total Return Bond Fund	☐	☐	☐

3b.	To approve elimination of the fundamental policy related to investing for control.

	FOR	AGAINST	ABSTAIN
01 Nuveen Global Total Return Bond Fund	☐	☐	☐

4.	Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01.	William Adams IV	02.	Robert P. Bremner	03.	Jack B. Evans	04.	William C. Hunter
05.	David J. Kundert	06.	John K. Nelson	07.	William J. Schneider	08.	Thomas S. Schreier, Jr.
09.	Judith M. Stockdale	10.	Carole E. Stone	11.	Virginia L. Stringer	12.	Terence J. Toth

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01 Nuveen Preferred Securities Fund	☐	☐	☐	02 Nuveen Symphony Credit Opportunities Fund	☐	☐	☐
03 Nuveen Symphony Floating Rate Income Fund	☐	☐	☐	04 Nuveen Symphony High Yield Bond Fund	☐	☐	☐
05 Nuveen Global Tactical Opportunities Plus Fund	☐	☐	☐	06 Nuveen Symphony Dynamic Equity Fund	☐	☐	☐
07 Nuveen Symphony Dynamic Credit Fund	☐	☐	☐	08 Nuveen Global Total Return Bond Fund	☐	☐	☐
09 Nuveen Symphony Small Cap Core Fund	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Shareholders to Be Held on August 5, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/MF/Default.aspx

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

NUV_25747_061214-BK3